EXHIBIT 10.3





                        ALLEGHANY FUNDING CORPORATION,
                                    Issuer


                                     AND


                          THE CHASE MANHATTAN BANK,
                                   Trustee


                                  INDENTURE



                         Dated as of October 20, 1997



                     FLOATING RATE SECURED NOTES DUE 2007


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                                                                    EXHIBIT 10.3

                               TABLE OF CONTENTS

                                                                          PAGE

PRELIMINARY STATEMENT........................................................1
GRANTING CLAUSE..............................................................1


                                  ARTICLE I.

                                 DEFINITIONS

Section 1.1 Definitions......................................................2


                                 ARTICLE II.

                                  THE NOTES

Section 2.1 Forms Generally.................................................12
Section 2.2 Forms of Notes and Certificate of Authentication................13
Section 2.3 Authorized Amount; Note Interest Rate;
            Stated Maturity.................................................14
Section 2.4 Denominations...................................................15
Section 2.5 Execution, Authentication, Delivery and Dating..................15
Section 2.6 Registration, Registration of Transfer and Exchange.............16
Section 2.7 Mutilated, Destroyed, Lost or Stolen Notes......................19
Section 2.8 Payment of Principal and Interest; Principal and Interest Rights
            Preserved.......................................................20
Section 2.9 Persons Deemed Owners...........................................25
Section 2.10 Cancellation...................................................25


                                 ARTICLE III.

                     AUTHENTICATION AND DELIVERY OF NOTES

Section 3.1  General Provisions.............................................25


                                 ARTICLE IV.

                          SATISFACTION AND DISCHARGE

Section 4.1 Satisfaction and Discharge of Indenture.........................31
Section 4.2 Application of Trust Money......................................32


                                  ARTICLE V.

                                   REMEDIES

Section 5.1 Event of Default................................................32
Section 5.2 Acceleration of Maturity; Rescission and Annulment..............35
Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.37
Section 5.4 Remedies........................................................37
Section 5.5 Preservation of Trust Estate....................................39
Section 5.6 Trustee May File Proofs of Claim................................39
Section 5.7 Trustee May Enforce Claims Without Possession
            of Notes........................................................41
Section 5.8 Application of Money Collected..................................41
Section 5.9 Limitation on Suits.............................................41
Section 5.10 Unconditional Rights of Noteholders to Receive Principal and
             Interest.......................................................42
Section 5.11 Restoration of Rights and Remedies.............................42
Section 5.12 Rights and Remedies Cumulative.................................43
Section 5.13 Delay or Omission Not Waiver...................................43
Section 5.14 Control by Noteholders.........................................43
Section 5.15 Waiver of Past Defaults........................................44
Section 5.16 Undertaking for Costs..........................................45
Section 5.17 Waiver of Stay or Extension Laws...............................45
Section 5.18 Sale of Trust Estate...........................................45
Section 5.19 Action on Notes................................................46


                                 ARTICLE VI.

                                 THE TRUSTEE

Section 6.1 Certain Duties  and  Responsibilities...........................47
Section 6.2 Notice of Default...............................................48
Section 6.3 Certain Rights of Trustee.......................................49
Section 6.4 Not Responsible for Recitals or Issuance of Notes...............50
Section 6.5 May Hold Notes..................................................51
Section 6.6 Money Held in Trust.............................................51
Section 6.7 Compensation and Reimbursement..................................51
Section 6.8 Corporate Trustee Required; Eligibility.........................52
Section 6.9 Resignation and Removal; Appointment of Successor...............52
Section 6.10 Acceptance of Appointment by Successor.........................54
Section 6.11 Merger,  Conversion,  Consolidation  or Succession to Business
             of Trustee.....................................................55
Section 6.12 Co-Trustees and Separate Trustee...............................55


                                 ARTICLE VII.

                                  COVENANTS

Section 7.1 Payment of Principal and Interest...............................57
Section 7.2 Maintenance of Office or Agency.................................57
Section 7.3 Money for Note Payments to Be Held in Trust.....................57
Section 7.4 Existence of Issuer.............................................58
Section 7.5 Protection of Trust Estate......................................58
Section 7.6 Opinions as to Trust Estate.....................................59
Section 7.7 Performance of Obligations......................................59
Section 7.8 Negative Covenants..............................................60
Section 7.9 Statement as to Compliance......................................60
Section 7.10 Issuer May Not Consolidate, etc................................61
Section 7.11 Successor Substituted..........................................62
Section 7.12 No Other Business..............................................62
Section 7.13 Indebtedness...................................................62
Section 7.14 Purchase of Notes..............................................62


                                ARTICLE VIII.

                           SUPPLEMENTAL INDENTURES

Section 8.1 Supplemental Indentures Without Consent of Noteholders..........63
Section 8.2 Supplemental Indentures With Consent of Noteholders.............64
Section 8.3 Execution of Supplemental Indentures............................66
Section 8.4 Effect of Supplemental Indentures...............................66
Section 8.5 Reference in Notes to Supplemental Indentures...................66


                                 ARTICLE IX.

                           REDEMPTION; TERMINATION

Section 9.1 Redemption at the Option of the Issuer; Election to Redeem......67
Section 9.2 Notice to Trustee...............................................68
Section 9.3 Notice of Redemption by the Issuer..............................68
Section 9.4 Deposit of Redemption Price.....................................69
Section 9.5 Notes Payable on Redemption Date................................69


                                  ARTICLE X

                                TRUST ACCOUNT

Section 10.1 Collection of Money............................................70
Section 10.2 Trust Account..................................................70


                                 ARTICLE XI.

                            APPLICATION OF MONIES

Section 11.1 Payment of Monies to and Disbursements of Monies
             from the Trust Account.........................................71


                                 ARTICLE XII.

                             MEETINGS OF HOLDERS

Section 12.1 Purposes for Which Meetings May Be Called......................72
Section 12.2 Call, Notice and Place of Meetings by Issuer, Trustee or Holder73
Section 12.3 Person Entitled to Vote at Meetings............................73
Section 12.4 Quorum; Adjourned Meetings; Action.............................74
Section 12.5 Determination of Voting Rights; Conduct and Adjournment of
             Meetings.......................................................75
Section 12.6 Counting Votes and Recording Action............................76
Section 12.7 No Delay of Rights by Meeting..................................76


                                ARTICLE XIII.

                                MISCELLANEOUS

Section 13.1 Form of Documents Delivered to Trustee.........................77
Section 13.2 Acts of Noteholders............................................78
Section 13.3 Notices, Etc., to Trustee and Issuer...........................79
Section 13.4 Standard of Conduct............................................79
Section 13.5 Right to List of Holders.......................................79
Section 13.6 Notices to Noteholders; Waiver.................................80
Section 13.7 Effect of Headings and Table of Contents.......................80
Section 13.8 Successors and Assigns.........................................80
Section 13.9 Separability...................................................81
Section 13.10 Benefits of Indenture.........................................81
Section 13.11 Governing Law.................................................81
Section 13.12 Counterparts..................................................81
Section 13.13  Rule 144A Information........................................81


                                 ARTICLE XIV.

                         ASSIGNMENT OF SWAP AGREEMENT

Section 14.1 Assignment of Swap Agreement...................................82


SIGNATURES................................................................. 84

                                                                    EXHIBIT 10.3

EXHIBIT A         FORM OF FLOATING RATE SECURED NOTE
EXHIBIT B         FORM OF TRANSFEREE CERTIFICATE
EXHIBIT C-1       INSTALLMENT NOTE
EXHIBIT C-2       INSTALLMENT NOTE EXTENSION
EXHIBIT C-3       INSTALLMENT SALES AGREEMENT
EXHIBIT D         FORM OF SWAP AGREEMENT
EXHIBIT E         FORM OF INTERCREDITOR AGREEMENT
SCHEDULE A        LIBOR CALCULATION
SCHEDULE B        ELIGIBLE INVESTMENTS
SCHEDULE C        IDENTIFICATION OF TRUST ACCOUNT

            INDENTURE, dated as of October 20, 1997, between ALLEGHANY FUNDING CORPORATION, a corporation organized under the laws of the State of Delaware (the "Issuer"), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the State of New York, as trustee (herein, together with its permitted successors in the trusts hereunder, called the "Trustee").

                            PRELIMINARY STATEMENT

            The Issuer is duly authorized to execute and deliver this Indenture and to execute and deliver the Notes issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders in accordance with the priorities set forth herein and in the Intercreditor Agreement. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

            All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered by the Trustee, the valid obligation of the Issuer and to make this Indenture a valid deed of trust, security agreement and contract for the security of the Notes of the Issuer in accordance with its terms have been done.

                               GRANTING CLAUSE

            The Issuer hereby Grants to the Trustee, for the benefit and security of the Holders of the Notes, a lien and security interest in and to all of its right, title and interest in and to (a) the Swap Agreement and all proceeds thereof and (b) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. Such Grant is made, however, in trust, to secure the Notes, equally and ratably without prejudice, priority or distinction, except as expressly provided between the Holder of any Note and the Holder of any other Note by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture, and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

            The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Noteholders may be adequately and effectively protected.

                                  ARTICLE I.

                                 DEFINITIONS

            Section 1.1 DEFINITIONS.

            Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

            "ACCRUAL DATE":  October 20, 1997.

          "ACT" and "ACTS OF NOTEHOLDERS":  The meanings specified in Section
13.2.

            "AFFILIATE" of any specified Person: Any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "AGGREGATE OUTSTANDING AMOUNT": When used with respect to the Notes, the aggregate principal amount of Notes Outstanding.

            "AUTHORIZED OFFICER": With respect to the Issuer, any president, vice president, secretary, treasurer or other officer of the Issuer who is authorized to act for the Issuer in matters relating to, and binding upon, the Issuer. With respect to the Trustee or any other bank or trust company acting as trustee of an express trust or as custodian, a Responsible Officer. Each party may receive and accept a certification of the authority of any other party as conclusive evidence of the authority of any person to act, and such certification may be considered as in full force and effect until receipt by such other party of written notice to the contrary.

            "BANKRUPTCY CODE": The federal Bankruptcy Code, Title 11 of the United States Code.

            "BUSINESS DAY": A day on which the Trustee, commercial banks and foreign exchange markets are open for business in New York and London.

            "CALCULATION AGENT": The Trustee and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

            "CHANGE IN LAW": The enactment, promulgation, execution or ratification to, or any change in or amendment to, any law or treaty (or in the application or official interpretation of any law or treaty or in the practice of any relevant governmental revenue authority) that occurs on or after the date on which the Notes are issued.

            "CLOSING DATE":  October 20, 1997.

            "CODE":  The Internal Revenue Code of 1986, as amended.

            "COLLATERAL":  The Trust Estate securing the Notes.

            "COLLATERAL ACCOUNT": The collateral account established pursuant to Section 5.1 of the Intercreditor Agreement.

            "COLLATERAL AGENT": The Chase Manhattan Bank, solely in such capacity under the Intercreditor Agreement, a corporation organized and existing under the laws of the State of New York, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

            "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee currently located at 450 West 33rd Street, 15th Floor, New York, NY 10001, or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer or the principal corporate trust office of any successor Trustee.

            "DEFAULT": Any Event of Default or any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

            "DEFAULTED INTEREST": Any interest on the Notes that is payable, but is not punctually paid or provided for in accordance with the Indenture on any Payment Date.

            "ELIGIBLE INVESTMENTS":  The meaning specified in Schedule B.

            "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

            "EVENT OF DEFAULT":  The meaning specified in Section 5.1.


            "EXCHANGE ACT":  The Securities Exchange Act of 1934, as amended.

            "FILING OFFICES": The offices in the jurisdictions in which a filing is required to perfect the Trustee's security interest in the Trust Estate.

            "FINANCING STATEMENTS": Financing statements relating to the Trust Estate naming the Issuer as debtor and the Trustee as secured party.

            "GRANT": To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of any other instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim for, collect, receive and receipt for principal and interest payments in respect of such instrument, and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "GUARANTEE": The Guarantee, dated December 8, 1986 of ML&Co. to the registered holder of the Installment Note in a principal amount not to exceed $94,535,343.54.

            "INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

            "INDEPENDENT":  When used with respect to any specified Person means such a Person who (a) is in fact independent of the Issuer and any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor, and (c) is not connected with the Issuer or any such other obligor or any Affiliate of the Issuer or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by Issuer Order and approved by the Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning thereof.

            "INSTALLMENT NOTE": The Installment Note, dated January 7, 1987 from MLPFS to the Parent in the face amount of $91,535,343.54 and entitled to the benefits of the Guarantee of ML&Co. attached thereto, and the maturity of which contemporaneously herewith has been extended by the Installment Note Extension to January 22, 2007, unless further extended pursuant to the terms of the Installment Note Extension. A copy of the Installment Note is attached hereto as Exhibit C-1. References in this Indenture to "Installment Note" shall mean the Installment Note as extended by the Installment Note Extension.

            "INSTALLMENT NOTE AND GUARANTEE ASSIGNMENT": The Installment Note and Guarantee Assignment, dated as of October 20, 1997, among the Issuer, the Collateral Agent, MLPFS and ML&Co., including the consent of MLPFS and ML&Co. to such assignment.

            "INSTALLMENT NOTE EXTENSION": Amendment No. 2 to Installment Sales Agreement, Installment Note No. 001 and Guarantee, dated October 20, 1997 by and among the Issuer, MLPFS and ML&Co., a copy of the form of which is attached hereto as Exhibit C-2.

            "INSTALLMENT NOTE EXTENSION DATE": Any Business Day on or after January 1, 2006 and on or prior to January 31, 2006, to be elected by the Collateral Agent in the capacity of registered holder of the Installment Note at the direction of the Issuer.

            "INSTALLMENT NOTE INTEREST PAYMENT DATE": October 29, 1997 and each succeeding fourth Wednesday after such date (except that if such fourth Wednesday is not a Business Day (as such term is defined in the Installment
Note), then interest on the Installment Note shall be paid on the immediately preceding Business Day (as such term is defined in the Installment Note).

            "INSTALLMENT NOTE PRINCIPAL PAYMENT DATE": January 22, 2007, unless the Installment Note shall have been extended on the Installment Note Extension Date pursuant to the terms of the Installment Note Extension in which case the "Installment Note Principal Payment Date" shall be deemed not to occur for purposes of this Indenture.

            "INSTALLMENT SALES AGREEMENT": The Installment Sales Agreement, dated as of December 8, 1986, by and among the Parent, MLPFS and ML&Co., and if from time to time amended as permitted therein, as so amended, a copy of which is attached hereto as Exhibit C-3.

            "INTERCREDITOR AGREEMENT": The Intercreditor and Collateral Agency Agreement, dated as of October 20, 1997, among the Issuer, The Chase Manhattan Bank, as Collateral Agent and the Swap Counterparty, a copy of the form of which is attached hereto as Exhibit E.

            "INTERCREDITOR COLLATERAL": The meaning specified in the Intercreditor Agreement.

            "INTEREST ACCRUAL PERIOD": With respect to any Payment Date, the period commencing on and including the prior Payment Date (or the Accrual Date in the case of the first Payment Date) and ending on and including the day preceding such Payment Date.

            "INTEREST DETERMINATION DATE": With respect to each Interest Accrual Period, the second London business day prior to the commencement of such Interest Accrual Period.

            "INVESTMENT COMPANY ACT": The Investment Company Act of 1940, as amended.

            "ISSUER": Alleghany Funding Corporation, a Delaware corporation, until a successor Person or Persons shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person or Persons.

            "ISSUER ORDER" and "ISSUER REQUEST": A written order or request dated and signed in the name of the Issuer by an Authorized Officer of the Issuer, and delivered to the Trustee.

            "LIBOR":  The meaning specified in Schedule A.

            "LONDON BUSINESS DAY": A day on which dealings in U.S. deposits in U.S. dollars are transacted in the London interbank market.

            "MAJORITY": With respect to the Notes, the Holders of more than 50% of the Aggregate Outstanding Amount of the Notes.

            "MATURITY": With respect to any Note, the date on which the unpaid principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

            "MEMORANDUM": The private placement memorandum, dated October 20, 1997, relating to the Notes.

            "ML&CO.":  Merrill Lynch & Co., Inc., a Delaware corporation.

            "MLPFS": Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation.

            "MOODY'S": Moody's Investors Service, Inc. and any successor or successors thereto.

            "NOTE INTEREST RATE": With respect to the Notes is the rate at which interest accrues on the Notes for the applicable Interest Accrual Period, as specified in Section 2.3 and in such Notes.

            "NOTE REGISTER" and "NOTE REGISTRAR": The respective meanings specified in Section 2.6.

            "NOTEHOLDER" or "HOLDER": The Person in whose name a Note is registered in the Note Register.

            "NOTES": The Floating Rate Secured Notes Due 2007, which are authorized by, and authenticated and delivered under, this Indenture in the form of Exhibit A as attached to this Indenture.

            "OFFICER": With respect to any corporation other than the Trustee, the Chairman of the Board of Directors, the President, any Vice President, the Secretary or the Treasurer of such corporation; with respect to any partnership, any general partner thereof; with respect to any bank or trust company acting as trustee of an express trust or as custodian, any Responsible Officer thereof.

            "OFFICERS' CERTIFICATE": A certificate signed on behalf of the Issuer by two Authorized Officers of the Issuer, one of whom must be a President or Vice President and the other of whom must be a Secretary, Treasurer, Assistant Secretary or Assistant Treasurer.

            "OPINION OF COUNSEL": A written opinion, addressed to the Trustee and to the Noteholders (or, permitting the Noteholders' reliance thereon), in form and substance reasonably satisfactory to the Trustee, of an attorney at law admitted to practice before the highest court of any state of the United States or the District of Columbia or a law firm that may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be reasonably satisfactory to the Trustee. Whenever an Opinion of Counsel is required hereunder, such Opinion of Counsel may rely on opinions of other counsel who are so admitted and so satisfactory.

            "OUTSTANDING": With respect to the Notes, as of the date of determination, "Outstanding" refers to all Notes theretofore authenticated and delivered under this Indenture except:

                        (i)  Notes theretofore cancelled by the Note
      Registrar or delivered to the Note Registrar for cancellation;

                        (ii) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes; provided that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                        (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a holder in due course; and

                        (iv) Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 2.7;

provided that, in determining whether the Holders of the requisite Aggregate Outstanding Amount have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by or pledged to the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee actually knows to be so owned or pledged shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor.

            "PARENT":  Alleghany Corporation, a Delaware corporation.

            "PAYMENT DATE": Interest will be payable, and subject to adjustment, on each October 20, January 20, April 20 and July 20 of each year, commencing January 20, 1998 and at Stated Maturity on January 22, 2007, unless the Payment Date is a day which is not a Business Day, in which case the Payment Date will be postponed to the next day which is a Business Day.

            "PERSON": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "PRIVATE PLACEMENT LEGEND": The meaning specified in Section 2.2(c).

            "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

            "QIB":  A Qualified Institutional Buyer under Rule 144A.

            "QIB REPRESENTATIONS":  The meaning specified in Section
2.6(b)(ii).

            "RATING AGENCY": Standard and Poor's Ratings Group and Moody's Investors Service, Inc. and any successor or successors thereto.

            "REDEMPTION DATE": When used with respect to any Note to be redeemed, the date fixed by the Issuer for such redemption pursuant to this Indenture.

            "REDEMPTION PRICE": When used with respect to any Note to be redeemed, the applicable price specified in Section 9.1.

            "REDEMPTION RECORD DATE": The date on which Holders of Notes entitled to receive the Redemption Price on the Redemption Date are determined, such date to be the fifth Business Day preceding such Redemption Date.

            "REGULAR RECORD DATE": The date on which the Holders of Notes entitled to receive a payment of principal or interest on the succeeding Payment Date are determined, such date as to any Payment Date being the 15th day preceding such Payment Date.

            "RESPONSIBLE OFFICER": When used with respect to the Trustee, any officer within the corporate trust department of the Trustee (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary, senior trust officer, trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

            "RULE 144A": Rule 144A under the Securities Act or, if at any time after the execution of this Indenture such rule is suspended or no longer in effect, then any rule, regulation or statutory provision of like intent successor thereto.

            "SALE":  The meaning specified in Section 5.18.

            "SEARCH CERTIFICATES": Certificates of a commercial reporting agent as to copies of financing statements naming the Issuer as debtor and the Trustee as the secured party and on file in the Filing Offices.

            "SECURITIES ACT":  The Securities Act of 1933, as amended.

            "SPECIAL PAYMENT DATE": With respect to the payment of any Defaulted interest and principal for the Notes, a date fixed by the Issuer pursuant to
Section 2.8(e)(1).

            "SPECIAL PAYMENT DATE STATEMENT": The meaning specified in Section 2.8(e)(1).

            "SPECIAL RECORD DATE": With respect to the payment of any Defaulted Interest and principal for the Notes, a date fixed by the Trustee pursuant to
Section 2.8(e)(1).

            "STANDARD & POOR'S": Standard & Poor's Ratings Group and any successor or successors thereto.

            "STATED MATURITY": With respect to any Note, the date specified in such Note as the Payment Date on which the unpaid principal amount of such Note is due and payable.

            "SWAP AGREEMENT": The Interest Rate and Currency Exchange Agreement and related Confirmation, each dated as of October 20, 1997 between the Issuer and the Swap Counterparty, and if from time to time amended as permitted therein, as so amended, or such other similar agreement substituted by the Issuer in accordance with the proviso to Section 5.1 hereof. A copy of the form of Swap Agreement is attached hereto as Exhibit D.

            "SWAP AGREEMENT ASSIGNMENT": The Swap Agreement Assignment and Consent, dated as of October 20, 1997, among the Issuer, the Swap Counterparty and the Trustee, including the consent of the Swap Counterparty to such assignment.

            "SWAP COUNTERPARTY": Barclays Bank PLC, or such other financial institution substituted by the Issuer in accordance with the proviso to Section
5.1 hereof.

            "SWAP COUNTERPARTY PAYMENT AMOUNT": With respect to the Swap Counterparty, the amount owed to the Swap Counterparty by the Issuer, of which the Trustee is notified in writing by the Issuer, on each Installment Note Interest Payment Date under the terms of the Swap Agreement, such amount representing 94.2426% of the amount received from MLPFS or ML&Co. on the related Installment Note Interest Payment Date.

            "TAXES": Any present or future taxes, levies, imposts, deductions, charges or withholdings imposed by the United States or any state, territory or possession of the United States and all liabilities with respect thereto, excluding income and franchise taxes imposed by the jurisdiction of a person's incorporation, organization or residence, for tax purposes, or any political subdivision thereof.

            "TELERATE PAGE 3750": The display on page 3750 on the Telerate Service (or such other page as may replace the 3750 Page on that service or such other service or services as may be negotiated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

            "TERM NOTE": The Term Note, dated August 14, 1990, from Parent to the Issuer in the principal amount of $19,123,212.50 and, pursuant to the Term Note Extension, maturing on August 14, 2008.

            "TERM NOTE EXTENSION": Amendment No. 1 to Term Note, dated October 20, 1997, by and between the Parent and the Issuer.

            "TRANSFEREE CERTIFICATE": The meaning specified in Section 2.6(b), a copy of the form of which is attached hereto as Exhibit B.

            "TRUST ACCOUNT": The trust account established pursuant to Section 10.2.

            "TRUST ESTATE": All money, instruments and other property and rights subject or intended to be subject to the lien of this Indenture for the benefit of the Holders of the Notes as of any particular time, including all proceeds thereof.

            "TRUSTEE": The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

            "UCC": The Uniform Commercial Code as in effect in the State of New York.

                                 ARTICLE II.

                                  THE NOTES

            Section 2.1 FORMS GENERALLY.

            The Notes and the Trustee's certificate of authentication thereon shall be in substantially the forms attached hereto and incorporated by reference herein, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the Authorized Officers of the Issuer executing such Notes as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

            The Notes shall be typed, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the Authorized Officers of the Issuer executing such Notes, as evidenced by their execution of such Notes.

            Section 2.2 FORMS OF NOTES AND CERTIFICATE OF AUTHENTICATION.

                  (a) The Notes shall be in substantially the form attached hereto as Exhibit A.

                  (b) The form of the Trustee's certificate of authentication is as follows:

            This is one of the Notes referred to in the within-mentioned Indenture.


                                          THE CHASE MANHATTAN BANK
[Date]                                          as Trustee


                                          By___________________________
                                              Authorized officer

                  (c) Unless and until the Notes have been registered pursuant to an effective registration statement each Note shall bear the following legend (the "Private Placement Legend") on the face thereof:

FORM OF FLOATING RATE SECURED NOTE DUE 2007

PRINCIPAL OF THIS NOTE IS PAYABLE AT MATURITY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME SHALL BE THE AMOUNT SHOWN ON THE FACE HEREOF.

THE NOTES REPRESENT OBLIGATIONS SOLELY OF THE ISSUER AND WILL NOT BE INSURED OR GUARANTEED BY ANY AFFILIATE OF THE ISSUER OR BY ANY OTHER PERSON OR ENTITY.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT
SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A, UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR"),
(2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. NEITHER THE ISSUER NOR THE TRUSTEE IS OBLIGATED TO REGISTER THIS NOTE UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS.

            Section 2.3 AUTHORIZED AMOUNT; NOTE INTEREST RATE; STATED Maturity.

            The Notes shall be designated generally as the Issuer's Floating Rate Secured Notes Due 2007. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is limited to $80,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.6, 2.7, or
8.5 of the Indenture.

            Such aggregate principal amount shall have designations, original principal amounts, Note Interest Rates and Stated Maturities as follows:

Designation          Original           Note                      Stated
                     Principal          Interest                 Maturity
                     Amount             Rate

Floating Rate        $80,000,000        *                    January 22, 2007
Secured Notes
Due 2007

            Section 2.4 DENOMINATIONS.

            The Notes shall be issuable in registered form in minimum denominations of $1,000,000 and integral multiples of $100,000 in excess thereof; provided that upon any redemption in part of the Notes in accordance with Article IX hereof the Notes shall be issuable in minimum denominations below $1,000,000 reflecting the pro rata redemption of the Notes of a Holder whose Notes are to be redeemed.

            Section 2.5 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

            The Notes shall be executed on behalf of the Issuer by one of the Authorized Officers of the Issuer under its corporate seal which may be in facsimile form and imprinted or otherwise reproduced thereon and attested by another of such Authorized Officers. The signature of any of these Authorized Officers on the Notes may be manual or facsimile.

            Notes bearing the manual or facsimile signatures of individuals who were at any time the Authorized Officers of the Issuer shall bind the Issuer, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or shall not have held such offices at the date of issuance of such Notes.

            At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication and the Trustee shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

            Each Note authenticated and delivered by the Trustee to or upon Issuer Order on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under the Indenture shall be dated the date of their authentication.

            Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the original aggregate principal amount of the Notes so transferred, exchanged or replaced, but shall represent only the current outstanding principal amount of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this Article Two, the original principal amount of such Note shall be proportionately divided among the Notes delivered in exchange therefor and shall be deemed to be the original aggregate principal amount of such subsequently issued Notes.

            No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication, substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its Authorized Officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

            Section 2.6 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                  (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the identification of the dollar account in the depositary institution designated by each Holder as the recipient of payments of principal and interest on the Notes, the wire transfer information relating thereto and the mailing address, telex number and telecopy number of each Holder and for the registration of Notes and the registration of transfers of Notes. The Trustee is hereby irrevocably appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Issuer will notify the Trustee of any Notes owned by or pledged to the Issuer or any of its Affiliates promptly upon the acquisition thereof or the creation of such pledge.

            Subject to the provisions of paragraph (b) of this Section 2.6, upon surrender for registration of transfer of any Note, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denomination and of a like aggregate principal amount.

            Subject to the provisions of paragraph (b) of this Section 2.6, at the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations and of the like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

            All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

            Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

            The Issuer shall not be required (i) to issue, transfer or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes and ending at the close of business on the day of such mailing or (ii) to transfer or exchange any Note so to be redeemed.

                  (b) Unless and until the Notes have been registered pursuant to an effective registration statement, a Note may be transferred only to a person or entity which is either a QIB or an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act, and the following provisions shall apply:

                  (i) with regard to the registration of any proposed transfer of a Note to any institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) which is not a QIB, the Issuer and Trustee shall register the transfer of Notes, whether or not such Note bears the Private Placement Legend, if (x) the proposed transferee has delivered to the Issuer a certificate substantially in the form set forth in Exhibit B hereto (the "Transferee Certificate"), and (y) such transfer does not constitute a "prohibited transaction" under ERISA; and

                  (ii) with regard to the registration of any proposed transfer of a Note to a QIB, the Issuer shall register the transfer if (x) such transfer is being made by a proposed transferor who has checked the box provided for on the form of such Note stating, or has otherwise advised the Issuer in writing that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Issuer in writing, that it is purchasing the Note for its own account, or an account with respect to which it exercises sole investment discretion and that it, or the person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations (the "QIB Representations") in order to claim the exemption from registration provided by Rule 144A, and (y) such transfer does not constitute a "prohibited transaction" under ERISA.

                  (c) The Transferee Certificate or the QIB Representations may be relied on conclusively by the Trustee in determining whether the provisions of Section 2.6(b)(i) or 2.6(b)(ii), respectively, have been complied with and the Issuer hereby agrees to indemnify the Trustee for any liability arising out of such a sale or transfer in reliance thereon. Neither of the Issuer nor the Trustee is obligated to register the Notes under the Securities Act or any state securities laws.

                  (d) By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Issuer shall not register a transfer of any Note unless such transfer complies with the restrictions on transfer of the Notes set forth herein.

                  (e) Upon the request of the Collateral Agent, the Note Registrar shall, as promptly as possible, deliver to the Collateral Agent a certificate evidencing the outstanding principal amount of the Notes.

            Section 2.7 MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

            If (i) any mutilated Note is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their reasonable satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon Issuer Request (which the Issuer shall make) the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents such original Note for payment, the Issuer and the Trustee shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking title therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have been called for redemption, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

            Upon the issuance of any new Note under this Section, the Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

            Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Class duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            Section 2.8 PAYMENT OF PRINCIPAL AND INTEREST; PRINCIPAL AND INTEREST RIGHTS PRESERVED.

                  (a) The Notes shall accrue interest during each Interest Accrual Period at the Note Interest Rate determined as set forth in Section 2.3. Interest on the Notes shall be due and payable on each Payment Date immediately following the related Interest Accrual Period on the Outstanding principal amount of the Notes as set forth in Section 2.3.

                  (b) The principal of the Notes shall be payable on the Stated Maturity thereof as specified in Section 2.3 hereof, unless the unpaid principal of such Note becomes due and payable at an earlier date by declaration of acceleration or otherwise. All payments of principal on the Notes shall be allocated on a pro rata basis among all Outstanding Notes, without preference or priority of any kind.

                  (c) Interest on, and principal of, any Note shall be payable by wire transfer to a United States dollar account maintained by such Holder (or the payee designated by such Holder) at a depository institution in the United States as reflected on the Note Register. Upon final payment due on the Maturity of a Note, the Holder thereof must present and surrender such Note at the Corporate Trust Office of the Trustee on or prior to such Maturity. In the case of any Note upon which the final payment is due on the Maturity of such Note, the Issuer or, upon Issuer Request given 25 days prior to the date of such payment, the Trustee, in the name, and at the expense of the Issuer, shall notify the Person entitled thereto at his address as it appears on the Note Register that such Note is to be paid in full. Such notice shall be mailed, by first class mail no later than the fifth day prior to the Regular Record Date relating to the Payment Date on which the final payment is to be made on such Note. Absence of such notice or any defect therein shall not extend the Maturity of any Note or give rise to any claim based upon the absence thereof or defect therein.

                  (d) The Holders of the Notes as of the Regular Record Date in respect of a Payment Date or as of the Redemption Record Date in respect of a Redemption Date shall be entitled to the interest accrued and payable and principal payable on such Payment Date or Redemption Date. Payments of principal to such Holders shall be made in the proportion that the Aggregate Outstanding Amount of the Notes registered in the name of each such Holder on such Regular Record Date or Redemption Record Date bears to the Aggregate Outstanding Amount of all Notes on such Regular Record Date or Redemption Record Date.

                  (e) Subject to Section 2.8(a) hereof, any Defaulted Interest shall be paid by the Issuer as provided in Subsection (1) or Subsection (2) below (the Subsection pursuant to which such payment shall be made to be at the Issuer's election); provided that in any event such Defaulted Interest shall be promptly paid upon sufficient funds being available to pay Defaulted Interest in full:

            (1) The Issuer may elect to make payment of any Defaulted Interest to the Holders of the Notes in accordance with the priorities set forth in
      Section 11.1(a) as of the close of business on a record date for the payment of such Defaulted Interest (the "Special Record Date"), which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing (the "Special Payment Date Statement") of the amount of Defaulted Interest proposed to be paid on such Note and the date of the proposed payment (a "Special Payment Date"), and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the Special Payment Date, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 nor less than 10 Business Days prior to the Special Payment Date and not less than 10 Business Days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and the Issuer shall either mail, or cause to be mailed, notice of the Special Payment Date for such Defaulted Interest and of the Special Record Date. Such notice shall be sent by first-class mail, postage prepaid, to each Holder of Notes at his address as it appears in the Note Register, not less than the fifth day prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and of the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid pro rata to the Holders of the Notes as of the close of business on such Special Record Date and shall no longer be payable pursuant to the following Subsection
      (2).

            (2) The Issuer may make payment of any Defaulted Interest in any other lawful manner if, after notice given by the Issuer to the Trustee of the proposed manner of payment pursuant to this Subsection, such manner of payment shall be deemed practicable by the Trustee.

                  (f) (1) Subject to the terms and conditions hereof, any and all payments made by the Issuer hereunder to a Person other than a United States person (within the meaning of Section 7701(a)(30) of the Code) shall be made free and clear of and without deduction for any Taxes imposed as a result of a Change in Law. If the Issuer shall be required by law to make any such deduction for Taxes imposed as a result of a Change in Law from any payment hereunder, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.8(f)), the recipient of such payment receives an amount equal to the sum it would have received had no such deductions been made and
(ii) the Issuer shall make such deductions and shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. The Issuer shall indemnify each recipient of any payment from the Issuer hereunder for the full amount of Taxes imposed as a result of a Change in Law (including any Taxes imposed by any jurisdiction on amounts payable under this Section 2.8(f)) which is paid by any of the recipients or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such Taxes were correctly asserted. Anything to the contrary notwithstanding, obligations of the Issuer pursuant to this section 2.8(f) shall not apply to any Taxes which are:

                        (i)  imposed by reason of one or more of the  following:
      (A) such recipient (or settlor or beneficiary of, or a person holding a power over, an estate or trust administered by a fiduciary holder or a partner of a partnership recipient) being considered as engaging or having engaged in trade or business, or being or having been physically present, in the United States, or any state, territory or possession of the United States or area subject to its jurisdiction, (B) a relationship or former relationship between such recipient (or settlor or beneficiary of, or person holding power over, an estate or trust administered by a fiduciary holder or a partner of a partnership recipient) and the United States, or any state, territory or possession of the United States or area subject to its jurisdiction (including, without limitation, such person's status as a citizen, former citizen or resident thereof), or (C) such recipient's status as a domestic or foreign personal holding company with respect to the United States or a controlled foreign corporation or passive foreign investment company for United States tax purposes; or

                        (ii) an estate, inheritance, gift or personal property tax or tax similar thereto.

Recipients shall make available to the Issuer as reasonably requested any forms, certificates, or other documents evidencing the recipient's entitlement to an exemption from, or reduction in the amount of, any such Taxes, and will make a good faith effort to make available all information, records and documents relating to liabilities or potential liabilities incurred as a result of any Taxes indemnified hereunder and any related benefits or deductions in respect thereof and to preserve all such information, records and documents until the expiration of any applicable statute of limitations or extensions thereof. Recipients shall also make a good faith effort to make available to the Issuer all such information, records and documents as reasonably requested by the Issuer's personnel responsible for preparing or maintaining information, records and documents, both in connection with matters relating to the Taxes and litigation and such recipients shall execute any applications, returns, forms and certificates as reasonably requested by the Issuer in connection with matters relating to the Taxes. In the event of a contest with a taxing authority, the recipients referred to in this Section 2.8(f) shall notify the Issuer of the relevant facts as promptly as possible (but the failure to give such notice shall not affect such recipient's right to indemnification). The Issuer shall have the right to control the contest in the United States of any Taxes for which any recipient has been indemnified. The Issuer shall also be entitled to any refunds or credits attributable to Taxes for which the Issuer was responsible and on which payment was made pursuant to this Section 2.8(f). Within 30 days after the date of any payment of Taxes the Issuer shall furnish to each Noteholder at its address in the Note Register the original or a certified copy of a receipt evidencing payment thereof or other evidence acceptable to the Noteholders establishing payment of such Taxes. Without prejudice to the survival of any other agreement of the Issuer hereunder, the agreements and obligations of the Issuer contained in this Section 2.8(f) shall survive the payment obligations of the Issuer hereunder and the termination of this Indenture.

            (2) Notwithstanding anything in clause (1) above, the amount of payments otherwise payable to a Noteholder in accordance with this Section 2.8, may be reduced by the amount of any Taxes timely deducted or withheld by the Issuer with respect to any payment (i) if and only to the extent that at the time such a payment is made, the Issuer shall furnish to the Noteholders such certificates, receipts and other documents, satisfactory to the Noteholders, as may be required to establish any Hong Kong, Japan or Netherlands tax credit to which the Noteholder may be entitled and (ii) if and only to the extent that the Noteholder has determined, in its reasonable best good faith judgment, that it can make use of a Hong Kong, Japan or Netherlands tax credit to reduce its liability for taxes, including benefits obtained through use of carry forwards and carry backs which determination shall be made by the Noteholder in good faith promptly after request therefor by the Issuer.

                  (a) Interest accrued with respect to any Note shall be computed on the basis of the actual number of days in the applicable Interest Accrual Period and on the basis of a 360 day year.

                  (b) In the case where the date of any Special Payment Date or Redemption Date shall not be a Business Day, then payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Special Payment Date or Redemption Date, as the case may be.

                  (c)  Principal  of and  interest  on the  Notes  will  be full recourse obligations of the Issuer. The Parent shall not be liable nor shall any of the agents, partners, beneficiaries, officers, directors, employees, stockholders, attorneys, advisors or successors or assigns of the Parent or the Issuer be liable for any amounts payable, or performance due, under the Notes, the Indenture, the Swap Agreement or the Intercreditor Agreement. It is understood that the foregoing provisions of this paragraph shall not (A) prevent recourse to the Trust Estate or the Intercreditor Collateral or the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate or the Intercreditor Collateral or (B) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture or of the Term Note, but the same shall continue until paid or discharged, and provided, further, that the foregoing provisions of this paragraph shall not limit the right of any person to name the Issuer as a party defendant in any action, suit or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such person or entity other than the Issuer.

                  (d) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture and upon registration of transfer of, or in exchange for, or in lieu of, any other Note shall carry the rights to unpaid interest and principal that were carried by such other Note.

            Section 2.9 PERSONS DEEMED OWNERS.

            Prior to due presentment for registration of transfer of any Note, the Issuer and the Trustee, and any agent of the Issuer or the Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal and interest on such Note and for all other purposes whatsoever (whether or not such Note is overdue), and neither the Issuer, the Trustee nor any agent thereof, shall be affected by notice to the contrary.

            Section 2.10 CANCELLATION.

            All Notes surrendered for payment, registration of transfer, exchange or redemption, or deemed lost or stolen, shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be destroyed unless the Issuer shall direct by an Issuer Order that they be returned to the Issuer.


                                 ARTICLE III

                     AUTHENTICATION AND DELIVERY OF NOTES

            Section 3.1 GENERAL PROVISIONS.

            On the Closing Date, Notes may be executed by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Request and upon receipt by the Trustee of the following:

                 (1) an Officers' Certificate evidencing the authorization of the execution, authentication and delivery of this Indenture, the Swap Agreement and the Notes and specifying the Stated Maturity, the principal amount and the Note Interest Rate of the Notes to be authenticated and delivered;

                 (2) either (i) a certificate or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval or consent of no other governmental body is required for the valid issuance of the Notes, or (ii) an Opinion of Counsel that, no consent or approval of, or other action by, any administrative or governmental body which has not been obtained or taken is required for the valid issuance of the Notes;

                 (3)  the executed Swap Agreement;

                 (4)  the Swap Agreement Assignment;

                 (5)  a copy of the executed Installment Sales Agreement;

                 (6)  the executed Installment Note;

                 (7)  the executed Installment Note Extension;

                 (8)  the Installment Note and Guarantee Assignment;

                 (9)  the executed Intercreditor Agreement;

                (10) evidence that the Issuer has designated the Collateral Agent as registered holder of the Installment Note for all purposes thereunder; and

                (11)  an  Opinion of   Counsel  of  Donovan   Leisure   Newton &
      Irvine, counsel to the Issuer, dated the Closing Date, to the effect that, as of such date:

            (a) all instruments furnished to the Trustee as conditions precedent to the authentication of the Notes by the Trustee pursuant to the Indenture comply in all material respects to the requirements of this Indenture and such instruments constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Notes;

            (b) all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Notes have been complied with in all material respects, and the Issuer is duly entitled to the authentication and delivery of the Notes under the Indenture;

            (c) the Issuer is a corporation organized, existing and in good standing under the laws of the State of Delaware;

            (d) the Issuer has the corporate power and authority to execute and deliver the Indenture, the Intercreditor Agreement and the Swap Agreement, to issue the Notes and to perform its obligations under the Indenture, the Intercreditor Agreement and the Notes and has duly taken all necessary corporate action for those purposes;

            (e) the Indenture, the Intercreditor Agreement and the Swap Agreement have been duly authorized by all requisite corporate action, executed and delivered by the Issuer and, assuming the due authorization, execution and delivery thereof by each of the other parties thereto, constitute valid and binding agreements of the Issuer enforceable against the Issuer in accordance with their respective terms, except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights; (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and (iii) the qualification that certain remedial provisions of the Indenture may be unenforceable in whole or in part under the UCC but the inclusion of such provisions does not render the other provisions of the Indenture invalid;

            (f) the Notes have been duly  authorized  and executed by the Issuer and, when authenticated by the Trustee in accordance with the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms and be entitled to the benefits of the Indenture and the lien afforded thereby, except that the enforceability thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (g) the Issuer has the corporate power and authority to assign, pledge and deliver the Trust Estate to the Trustee and the Intercreditor Collateral to the Collateral Agent as security for the Notes and has duly authorized such assignment, pledge and delivery to the Trustee by all necessary action;

            (h) the issuance and sale of the Notes by the Issuer and the execution, delivery and performance of the Indenture, the Intercreditor Agreement and the Swap Agreement by the Issuer will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien upon any property or assets of the Issuer pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument identified in writing by the Issuer to such counsel other than the liens created by the Indenture and the Intercreditor Agreement, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws of the Issuer;

            (i) the issuance and sale of the Notes by the Issuer and the execution, delivery and performance of the Indenture, the Intercreditor Agreement and the Swap Agreement by the Issuer will not cause the Issuer to violate any law, administrative regulation or, to such counsel's knowledge, any administrative or court decree, which have applicability to the Issuer;

            (j) under the circumstances contemplated by Section 2.6 of this Indenture and the Memorandum, the offer and sale of the Notes are transactions exempt from the registration requirements of the Securities Act, and do not require the registration of the Notes thereunder, and the Indenture is not required to be qualified under the Trust Indenture Act of 1939;

            (k) the Issuer is not, and will not be, required, as a result of the offer and sale of the Notes as contemplated by Section 2.6 of this Indenture and the Memorandum, to register as an "investment company" under the Investment Company Act, and the Issuer is not "controlled" by an "investment company" as defined in the Investment Company Act;

            (l) this Indenture and the Intercreditor Agreement, together with the transfer and delivery of the Trust Estate to the Trustee and the Intercreditor Collateral to the Collateral Agent, create a valid security interest in favor of the Trustee and the Collateral Agent, respectively, for the benefit of the Holders of the Notes in the Trust Estate and the Intercreditor Collateral; and

            (m) the Financing Statements are in appropriate form for filing in each of the Filing Offices; and the security interest of the Trustee and the Collateral Agent has been perfected and has priority over all other creditors of the Issuer.

            In rendering the opinion expressed in paragraph (j), such counsel need express no opinion as to any violation of any law or regulation which may have become applicable to the Issuer as a result of the involvement of other parties in the transactions contemplated by the Indenture, the Intercreditor Agreement or the Swap Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them. In addition, such opinion need relate only to those laws and regulations which, in the experience of such counsel, are normally applicable to transactions of the type provided for in the Indenture, the Intercreditor Agreement and the Swap Agreement or which are made applicable by a court or administrative judgment, order or decree of which such counsel has been specifically advised by the Issuer in connection with the rendering of such opinion. Such opinion shall also state that although such counsel has not specifically considered the possible applicability to the Issuer of any other laws, regulations, judgments, orders or decrees, no facts have been disclosed to such counsel that cause them to conclude that the issuance and sale of the Notes by the Issuer or the execution, delivery or performance of the Indenture, the Intercreditor Agreement and the Swap Agreement by the Issuer will cause the Issuer to violate any other law or regulation.

            In rendering the opinion expressed in paragraph (m) above, such counsel may assume based on Search Certificates that the Trustee and the Collateral Agent acquired their respective interests in the Trust Estate and the Intercreditor Collateral in good faith for value and without notice or knowledge by them or the Holders of the Notes of any adverse claims, liens or encumbrances.

            In rendering the opinion expressed in paragraph (m) above, such counsel may assume (i) that representations made by the Issuer to such counsel regarding the locations of the Issuer's chief executive office, principal places of business, and offices where it keeps its records concerning the Trust Estate and Intercreditor Collateral are accurate and complete, (ii) that the Issuer has not had or operated under any name other than Alleghany Funding Corporation,
(iii) all relevant financing statements in which the Issuer is named as debtor have been properly filed, indexed and recorded in the appropriate Filing Offices, (iv) no financing statements naming the Issuer as debtor were filed in any of the Filing Offices between the date of the Search Certificate relating to each such Filing Office and the date of the filing of the Financing Statement in such Filing Office and, (v) that all fees and taxes with respect to the liens have been paid but that no opinion is expressed as to the priority of the Trustee's and Collateral Agent's respective security interests over federal tax liens and other statutory liens which are made prior by applicable law or liens or security interests of which the Trustee, any Holder of the Notes and/or Collateral Agent have knowledge as of the date of the opinion.

            In rendering such opinions, such counsel may rely on facts as presented in an Officers' Certificate delivered to the Trustee, certificates and records of public officials, certificates of the Trustee or the Collateral Agent and such other certificates as such counsel deems necessary and reasonable;

                (12) an Officers' Certificate stating that the Issuer is not in Default under this Indenture and that the issuance of the Notes then applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any indenture or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which the Issuer may be bound or to which Issuer may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes applied for have been complied with;

                 (13) the executed Purchase Agreements;

                 (14) an Opinion of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Placement Agent, dated the Closing Date, to the effect that (a) the transfer of the Installment Note and the Guarantee by the Parent to the Issuer would not be disregarded or treated as a fraudulent conveyance in the event of the bankruptcy or insolvency of the Parent and (b) in the event of the bankruptcy or insolvency of the Parent, the Issuer and its assets subject to the lien of this Indenture would not be substantively consolidated with the assets of the Parent; and

                 (15) such other documents as the Trustee or any Noteholder may reasonably require.


                                  ARTICLE IV.

                          SATISFACTION AND DISCHARGE

            Section 4.1 SATISFACTION AND DISCHARGE OF INDENTURE.

            Provided no Event of Default has occurred and is continuing hereunder, this Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Trustee hereunder, and (v) the rights of Noteholders as beneficiaries hereof with respect to the property deposited with the Trustee and payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                  (1)   either

                        (a) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been paid or replaced as provided in Section 2.7, and (ii) Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 7.3) have been delivered to the Trustee for cancellation; or

                        (b)   all Notes not theretofore delivered to
      the Trustee for cancellation

                        (i)   have become due and payable, or

                        (ii) will become due and payable at their Stated Maturity within one year;

      and the Issuer, in the case of (b)(i) or (ii) above, has irrevocably deposited or caused to be deposited with the Trustee in a manner satisfactory to the Trustee an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Maturity, as the case may be;

                  (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the rights and obligations of the Issuer, the Trustee and the Noteholders under Sections 4.2, 5.19, 6.7 and 7.3 shall survive.

            Section 4.2 APPLICATION OF TRUST MONEY.

            All monies deposited with the Trustee pursuant to Section 4.1 shall not be deemed part of the Trust Estate but be separately held in trust by the Trustee and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Person entitled thereto of the principal and interest for whose payment such money has been deposited with the Trustee, and such money shall be held in a segregated trust account identified as being held in trust for the benefit of the Noteholders.


                                  ARTICLE V.

                                   REMEDIES

            Section 5.1 EVENT OF DEFAULT.

            "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) Default in the payment of any interest on any Note when the same becomes due and payable as provided in this Indenture, which Default shall continue for a period of five days;

                  (2) Default in the payment of principal on any Note at its Stated Maturity or Redemption Date;

                  (3) Default in the payment of any interest on the Installment Note or of any amount due under the Swap Agreement when the same becomes due and payable as provided therein, which Default shall continue for a period of forty-five days;

                  (4) Default in the payment of principal on the Installment Note at the Installment Note Principal Payment Date, which Default shall continue for a period of thirty days;

                  (5) Default in the performance, or breach, of any covenant, warranty or other agreement of the Issuer in this Indenture (other than a covenant, warranty or other agreement a default in the performance of which or breach of which is elsewhere in this Section or in Article Seven specifically dealt with), the Swap Agreement or the Intercreditor Agreement or the failure of any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith to be correct in all material respects when the same shall have been made and continuance of such default, breach or failure for a period of 45 days after notice thereof shall have been given by courier guaranteeing overnight delivery, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least a Majority of the Notes, specifying such default, breach or failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (6) Default in the performance, or breach, of any covenant or warranty of MLPFS or ML&Co. in the Installment Sales Agreement, the Guarantee, or the Installment Note (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in the Installment Note specifically dealt with) and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to MLPFS and ML&Co. by the registered holder of the Installment Note a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" thereunder;

                  (7) The entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 120 consecutive days;

                  (8)  The  institution  by  the  Issuer  of  Proceedings  to be adjudicated  as  bankrupt  or  insolvent,  or  the  consent  by it to  the institution of bankruptcy or insolvency Proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other similar applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of any action by the Issuer in furtherance of any such action;

                  (9) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of MLPFS or ML&Co. in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of MLPFS or ML&Co. or for any substantial part of their respective property, or ordering the winding-up or liquidation of their respective affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                  (10) At any time, that the obligation of the Issuer under this Indenture to pay principal of or interest on the Notes or any other payment required to be made by the Issuer hereunder or under the Notes has become unlawful by compliance by the Issuer in good faith with any law, governmental rule, regulation, guideline of or order of any court, administrative agency or arbitrator under Federal or State law;

PROVIDED, HOWEVER, that in the event the Swap Counterparty Defaults in the payment of any amount due under the Swap Agreement when the same becomes due and payable as provided therein the Issuer may cure such Default by substituting a new Swap Agreement and new Swap Counterparty which replacement Swap Agreement and Swap Counterparty shall be deemed to be the Swap Agreement and Swap Counterparty for all purposes under the Indenture if (i) the Issuer provides the Holders of the Notes with notice within ten Business Days of the Default of its intention to substitute such replacement Swap Agreement and Swap Counterparty (which notice shall include a copy of the replacement Swap Agreement the Issuer plans to enter into) to which notice a Majority of the Holders Outstanding does not object to in writing within fifteen Business Days of the Default, (ii) such replacement Swap Agreement is in substantially the same form as the Swap Agreement attached hereto and obligates the replacement Swap Counterparty to pay to the Issuer the same amounts on the same dates as the Swap Agreement attached hereto (or such other amounts and on such other dates as all the Holders of the Outstanding Notes shall agree in writing) and (iii) such replacement Swap Counterparty has a credit rating of "AA-" or better by Standard & Poor's and "Aa3" or better by Moody's in the case of unsecured senior debt obligations.

            Section 5.2 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            If an Event of Default (other than an Event of Default  specified in
Section 5.1(7) or (8)) with respect to the Notes occurs and is continuing, then and in every such case the Trustee or the Holders of not less than a Majority of the Notes may declare the principal of all the Notes to be immediately due and payable, by a notice in writing to the Collateral Agent and the Issuer (or to the Trustee if given by Noteholders, the Trustee notifying the Issuer), and upon any such declaration such principal together with all accrued and unpaid interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(7) or (8) occurs, all unpaid principal together with all accrued and unpaid interest thereon of all the Notes shall automatically become due and payable without any declaration or other act on the part of the Trustee or any Noteholder.

            At any time after such a declaration of acceleration of Maturity has been made and before a judgment or decree for payment of the money due has been obtained as hereinafter in this Article provided:

                  (1) the Holders of a Majority in aggregate principal amount of Notes outstanding may rescind and annul such declaration and its consequences if (a) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                        (i) all overdue installments of interest and principal on all Notes,

                        (ii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and principal on the Notes at the applicable Note Interest Rate for each Interest Accrual Period plus 1.50%, and

                        (iii) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                        (b) the Trustee has determined that all Events of Default, other than the non-payment of the interest on or principal of Notes that have become due solely by such acceleration, have been (i) cured, and a Majority of the Noteholders agrees with such determination, or (ii) waived as provided in Section 5.15; or

                  (2) the Trustee shall rescind and annul such declaration and its consequences if the Trustee shall have been required to preserve the Trust Estate in accordance with the provisions of Section 5.5 with respect to the Event of Default that gave rise to such declaration; PROVIDED, however, that if such preservation of the Trust Estate is rescinded pursuant  to Section  5.5,  the Notes may be  accelerated  pursuant to the first paragraph of this Section 5.2 notwithstanding any previous rescission and annulment of a declaration of acceleration pursuant to this clause (2).

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

            Section 5.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT . BY TRUSTEE

            The Issuer covenants that if Default is made in the payment of any principal of or interest on any Note, the Issuer will, upon demand of the Trustee or of any affected Noteholder, pay to the Trustee, for the benefit of the Holder of such Note, the whole amount then due and payable on such Note for principal and interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon Defaulted Interest, at the applicable Note Interest Rate for each Interest Accrual Period plus 1.50% and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and such Noteholder, and their respective agents and counsel.

            If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer or any other obligor upon the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law out of the Trust Estate, and the Issuer shall reimburse and indemnify the Trustee for any expenses incurred in connection with any such Proceeding as provided in Section 6.7.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee shall deem most effectual (if no direction by the Majority of the Noteholders is received by the Trustee) or as the Trustee may be directed by the Majority of the Noteholders to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

            Section 5.4 REMEDIES.

                        (a) If the Notes have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee shall upon direction by the Majority of the Noteholders, do one or more of the following:

                        (i) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing the Notes monies adjudged due;

                        (ii) sell all or a portion of the Trust Estate securing the Notes or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law and in accordance with Section 5.18 hereof and Section 6 of the Installment Sales Agreement;

                        (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate securing the Notes;

                        (iv) direct the Collateral Agent to sell the Installment Note and the Guarantee or to foreclose or realize upon the respective Liens of the Swap Counterparty and the Noteholders therein or otherwise to exercise a specific remedy with respect thereto as provided in Section 4.1 of the Intercreditor Agreement;

                        (v) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder; or

                        (vi) exercise any other rights and remedies that may be available at law or in equity.

                        (b) If an Event of Default as described in Section 5.1(5) hereof shall have occurred and be continuing the Trustee shall upon direction of the Majority of the Noteholders institute a proceeding solely to compel performance of the covenant or to cure the representation or warranty, the breach of which gave rise to the Event of Default under such Section and enforce any equitable decree or order arising from such proceeding.

            Section 5.5 PRESERVATION OF TRUST ESTATE.

                        (a) If an Event of Default shall have occurred and be continuing with respect to the Notes and no Notes have been declared due and payable under Section 5.2 hereof or such declaration and its consequences have been rescinded and annulled, then the Trustee may, but shall not be required to, and, at the request of a Majority of the Aggregate Outstanding Amount shall collect and cause the collection of the proceeds of the Trust Estate securing the Notes thereof and make and apply all payments and deposits and maintain all accounts in respect of the Notes in accordance with the provisions of Article Ten and Article Eleven. The Trustee shall give written notice of the taking possession of and retention of the Trust Estate to the Issuer. So long as such Event of Default is continuing, any such possession and retention may be rescinded at any time by written notice to the Trustee and the Issuer from a Majority of the Noteholders.

                        (b) Nothing contained in Section 5.5(a) shall be construed to require the Trustee to sell the Trust Estate securing the Notes if the conditions set forth in Section 5.5(a) are not satisfied or to preserve the Trust Estate if prohibited by applicable law.

            Section 5.6 TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case there shall be pending Proceedings relative to the Issuer or any other obligor upon the Notes under the Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or its property, or in case of any other comparable Proceedings relative to the Issuer or other obligor upon the Notes, or the creditors or property of the Issuer or such other obligor, the Trustee, regardless whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless whether the Trustee shall have made any demand pursuant to the provisions of Section 5.3, shall be entitled and empowered to, by intervention in such Proceedings or otherwise:

                        (i) file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes, and to file such other papers or documents and take such other action, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee or any Noteholder, except as a result of negligence or bad faith) and of the Noteholders allowed in any Proceedings relative to the Issuer or other obligor upon the Notes or to the creditors or property of the Issuer or such other obligor; and

                        (ii) collect and receive any monies or other property payable to or deliverable on any such claims, and to distribute in accordance with Section 5.8 all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee or any Noteholder except as a result of negligence or bad faith.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or compromise affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding or to participate as a member of any committee of creditors.

            In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes subject to the provisions of this Indenture, and it shall not be necessary to make any Holders of the Notes parties to any such Proceedings.

 .           Section 5.7 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

            All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be applied, after payment of the Trustee's fees and expenses, by the Trustee on behalf of the Noteholders as set forth in Section 5.8 hereof.

            Section 5.8 APPLICATION OF MONEY COLLECTED.

            Any money collected by the Trustee under this Article V with respect to the Notes shall be applied promptly: (i) first, to the payment of any fees, expenses, liabilities, advances or other amounts reasonably incurred by the Trustee in acting hereunder or maintaining, foreclosing, realizing upon or taking any other action with respect to the Trust Estate pursuant to the terms of this Indenture (including, without limitation, compensation to the Trustee and its agents and counsel in connection therewith); (ii) second, to the payment of any accrued and unpaid interest on the Notes at the applicable Note Interest Rate thereto for each Interest Accrual Period and the unpaid principal amount of the Notes until such amounts have been reduced to zero; and (iii) third, the excess, if any, to the Issuer.

            Section 5.9 LIMITATION ON SUITS.

            Except as otherwise provided in Section 5.10, no Holder of any Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than a Majority of the Notes shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 30 days after its receipt of such  notice,
      request  and  offer  of  indemnity   has  failed  to  institute  any  such
      Proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a Majority of the Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

            In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a Majority of the Noteholders, the Trustee shall follow the directions of the plurality of such Holders.

            Section  5.10 UNCONDITIONAL   RIGHTS   OF  NOTEHOLDERS   TO  RECEIVE
PRINCIPAL AND INTEREST.

            Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note and any other payment due to such Noteholder under the Indenture or such Note as such principal and interest or other payment become due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

            Section 5.11 RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

            Section 5.12 RIGHTS AND REMEDIES CUMULATIVE.

            No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing by law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.13 DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

            Section 5.14 CONTROL BY NOTEHOLDERS.

            Notwithstanding any other provision of this Indenture, the Holders of a Majority of the Notes on behalf of the Holders of all the Notes, shall have the right (a) to cause the institution of and direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or (b) to direct the Trustee with respect to its exercise of any right, remedy, trust or power conferred on the Trustee; provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 6.1(c)(4), the Trustee need not take any action that it determines might involve it in liability. During the continuance of an Event of Default that has not been cured, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Noteholders, exercise such of the rights and powers expressly vested in it by this Indenture and use the same degree of care and skill in their exercise, with respect to such Event of Default, as is required by Section 6.1(b).

            Section 5.15 WAIVER OF PAST DEFAULTS.

            Prior to the time a judgment or decree for payment of the money due has been obtained by the Trustee, as provided in this Article, the Holders of a Majority of the Notes may on behalf of the Holders of all the Notes waive any past Default and its consequences, except a Default:

                  (1) in the payment of the principal of or interest on any Note, or

                  (2) in respect of a covenant  or  provision  hereof that under
      Section 8.2 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

            In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

            Section 5.16 UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.16 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in Aggregate Outstanding Amount of the Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity expressed in such Note (or, in the case of redemption or the termination of the obligations of the Issuer hereunder pursuant to Section 9.5, on or after the Redemption Date).

            Section 5.17 WAIVER OF STAY OR EXTENSION LAWS.

            The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of or the exercise of any remedies under this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee or any Noteholder, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 5.18 SALE OF TRUST ESTATE.

                        (a) Upon any transfer or sale of the Trust Estate whether pursuant to this Indenture or otherwise, the Notes shall become immediately due and payable.

                        (b) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.4 and Section 5.5 shall not be exhausted by any one or more Sales as to any portion of such Trust Estate remaining unsold but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes under this Indenture with respect thereto shall have been paid. The Trustee may, upon notice to and subject to the direction of the Majority of the Noteholders, and shall upon direction of the Majority of the Noteholders, from time to time postpone any sale by public announcement made at the time of and place of such Sale.

                        (c) The Trustee may bid for and acquire any portion of the Trust Estate in connection with a Sale thereof to the extent not prohibited by applicable law, and may pay all or part of the purchase price by crediting against amounts owing on the Notes or other amounts secured by this Indenture, all or part of the net proceeds of such Sale after deducting the costs, charges and expenses incurred by the Trustee in connection with such Sale notwithstanding the provisions of Section 6.7 hereof. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law in accordance with this Indenture.

                        (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey their interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

            Section 5.19 ACTION ON NOTES.

            The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee.


                                  ARTICLE VI.

                                  THE TRUSTEE

            Section 6.1 CERTAIN DUTIES AND RESPONSIBILITIES.

                  (a) Except during the continuance of an Event of Default:

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture and shall promptly notify the party delivering the same if such certificate or opinion does not conform.

                  (b) In case an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from a Majority of the Noteholders, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proven that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority (or such larger percentage as may be required by the terms hereof) in Aggregate Outstanding Amount of Notes relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

            (5) the Trustee shall not be liable to the Noteholders for any action taken or omitted by it at the direction of a Majority of the Noteholders.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection, to the Trustee shall be subject to the provisions of this Section.

                  (e) The Trustee, promptly after receipt by a Responsible Officer thereof, shall transmit by mail to all Holders of Notes, as their names and addresses appear on the Note Register, all written communications required under the Indenture to be delivered to the Trustee and received from or on behalf of the Issuer.

            Section 6.2 NOTICE OF DEFAULT.

            Promptly after the occurrence of any Default becomes known to a Responsible Officer of the Trustee, the Trustee shall transmit by mail to the Collateral Agent and all Holders of Notes, as their names and addresses appear on the Note Register, notice of all Defaults hereunder known to a Responsible Officer of the Trustee, unless such Default shall have been cured or waived.

            Section 6.3 CERTAIN RIGHTS OF TRUSTEE.

            Except as otherwise provided in Section 6.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, as the case may be;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate delivered to the Trustee;

                  (d) as a condition to the taking or omitting of any action by it hereunder, the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against all costs, expenses and liabilities which might reasonably be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper documents, but the Trustee, in its discretion, may and, upon written direction of the Majority of the Noteholders shall, make such further inquiry or investigation into such facts or matters as it may see fit or as it shall be directed, and the Trustee and any Noteholder shall be entitled, on reasonable prior request (which request shall include a statement of the purpose therefor) made in advance to the Issuer, to examine the books and records relating to the Trust Estate of the Issuer, personally or by agent or attorney during the Issuer's normal business hours; provided that the Trustee or any such Noteholder shall, and shall cause its agents, to hold in confidence all such information, except to the extent disclosure may be required by law or by any regulatory authority and except to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent appointed and supervised, or attorney appointed, with due care by it hereunder;

                  (h) to the extent permitted by applicable law, the Trustee shall not be required to give any bond or surety in respect of the execution of this Indenture or otherwise;

                  (i) the Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice thereof is received by the Trustee at the Corporate Trust Office and such notice references the Notes generally, the Issuer or this Indenture. Whenever reference is made in this Indenture to an Event of Default such reference shall, insofar as determining any liability on the part of the Trustee is concerned, be construed to refer only to an Event of Default of which the Trustee is deemed to have knowledge in accordance with this paragraph; and

                  (j) the permissive right of the Trustee to take or refrain from taking any actions enumerated in this Indenture shall not be construed as a duty.

            Section 6.4 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

            The recitals contained herein and in the Notes, other than the certificate of authentication thereon, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture, the Notes or its security interest in the Trust Estate. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

            Section 6.5 MAY HOLD NOTES.

            The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, may otherwise deal with the Issuer or any Affiliate thereof, with the same rights it would have if it were not Trustee.

            Section 6.6 MONEY HELD IN TRUST.

            Money held by the Trustee in trust hereunder need not be segregated from other funds held by the Trustee in trust hereunder except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon with the Issuer.

            Section 6.7 COMPENSATION AND REIMBURSEMENT.

            The Issuer agrees:

            (1) to pay the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee in a timely manner upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or in the enforcement of any provision hereof (including the reasonable compensation and the expenses and disbursements of its agents and counsel); and

            (3) to indemnify the Trustee, its directors, officers, employees and agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defense against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            The Trustee hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the non-payment to the Trustee of any amounts provided by this Section 6.7 until at least 121 days after the payment in full of all Notes issued under this Indenture. No direction by a Majority of the Noteholders shall affect the right of the Trustee to collect amounts owed to it under this Indenture.

            As security for the performance of the obligations of the Issuer under this Section the Trustee shall have a lien prior to the Noteholders upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on Notes.

            Section 6.8 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 6.9 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.10.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and the Noteholders. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Trustee or Trustees by written instrument, in duplicate, executed by an Authorized Officer of the Issuer, one original copy of which shall be delivered to the Trustee so resigning and one original copy to the successor Trustee or Trustees, provided that such successor Trustee shall be appointed only upon the written consent of the Holders of a Majority of the Notes. If no successor Trustee shall have been appointed and an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee, or any Holder of a Note, may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of a Majority of the Holders of the Notes delivered to the Trustee and to the Issuer.

                  (d) If at any time:

            (1) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Issuers or by any Noteholder, or

            (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer, by Issuer Order, may remove the Trustee, or (ii) any Noteholder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by Issuer Order, shall promptly appoint a successor Trustee, provided that such successor Trustee shall be appointed only upon the written notice to Holders of the Notes, which notice states that such appointment shall be effective unless rejected by a Majority of the Notes within 30 days after the date of such notice and which notice is not followed by a rejection of the appointment by a Majority of the Holders of the Notes within 30 days. If no successor Trustee shall have been so appointed by the Issuer or the Noteholders and shall have accepted appointment in the manner hereinafter provided any Noteholder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Issuer shall give prompt notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            Section 6.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the retiring Trustee and each Noteholder an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee; but, on request of the Issuer or the successor Trustee or the Majority of the Noteholders, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 6.7. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            Upon acceptance of appointment by a successor Trustee as provided in this Section, the Issuer shall mail notice thereof by first-class mail, postage prepaid, to the Holders of the Notes at their last addresses appearing upon the Note Register. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Issuer.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article Six.

            Section 6.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

            Section 6.12 CO-TRUSTEES AND SEPARATE TRUSTEE.

            At any time or times, (a) for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint one or more Persons either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, with such powers as may be provided in the instrument of appointment, which shall expressly designate the property affected and the capacity of the appointee as either a co-trustee or separate trustee, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section and in each case, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint such co-trustee or separate trustee. If the Issuer does not join in such appointment within 15 days after the receipt by them of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

            Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

            Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

            (1) the Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

            (2) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment a co-trustee or separate trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

            (3) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 6.12, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee or the Majority of the Holders of the Notes, the Issuer shall join with the Trustee or the Majority of the Holders of the Notes, in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal; a successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 6.12;

            (4) no co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such Trustee hereunder;

            (5) the Trustee shall not be liable by reason of any act or omission of a co-trustee or separate trustee; and

            (6) any act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.


                                 ARTICLE VII.

                                   COVENANTS

            Section 7.1 PAYMENT OF PRINCIPAL AND INTEREST.

            The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

            Section 7.2 MAINTENANCE OF OFFICE OR AGENCY.

            The Issuer will maintain an office or agency in the Borough of Manhattan, the City of New York, the State of New York where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Corporate Trust Office of the Trustee, as such office or agency. The Issuer will give prompt written notice to the Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

            Section 7.3 MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

            All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Account shall be made on behalf of the Issuer by the Trustee.

            Section 7.4 EXISTENCE OF ISSUER.

            The Issuer will maintain in full force and effect its existence, rights and franchises as a corporation organized under the laws of the State of Delaware and will obtain and preserve its qualification to do business as a corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Swap Agreement, the Installment Note or the Notes or other property included in the Trust Estate.

            Section 7.5 PROTECTION OF TRUST ESTATE.

                  (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable to:

                        (i) grant more effectively all or any portion of the Trust Estate;

                        (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                        (iii)  perfect,   publish  notice  of,  or  protect  the
      validity of any Grant made or to be made by this Indenture;

                        (iv) enforce any of the instruments or property included in the Trust Estate;

                        (v) preserve and defend title to the Trust Estate and the rights therein of the Trustee and the Holders of the Notes in such Trust Estate against the claims of all persons and parties; or

                        (vi) pay any and all taxes levied or assessed upon all or any part of the Trust Estate.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 7.5; PROVIDED, HOWEVER, that the Trustee shall not be responsible for preparing, filing or recording any such instrument.

                  (b) The Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing (A) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to Section 7.6 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.1(11) hereof, if no Opinion of Counsel has yet been delivered pursuant to Section 7.6 hereof) or (B) from the possession of the Person who held it on such date unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

            Section 7.6 OPINIONS AS TO TRUST ESTATE.

            On or before February 1 in each calendar year, commencing in 1998, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the Trust Estate, this Indenture, any indentures supplemental hereto and any other requisite documents as is necessary to maintain the first lien and perfected security interest created by this Indenture with respect to the Trust Estate and reciting the details of such action or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the actions that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture with respect to the Trust Estate until February 1 in the following calendar year.

            Section 7.7 PERFORMANCE OF OBLIGATIONS.

                  (a) The Issuer shall not take any action, and will use its best efforts not to permit any action to be taken by others, that would release any Person from any of such Person's covenants or obligations under any instrument included in the Trust Estate.

                  (b) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable to secure the rights and remedies of the Holders of the Notes hereunder.

            Section 7.8 NEGATIVE COVENANTS.

            The Issuer will not:

            (1) sell, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Trust Estate, except as expressly permitted by this Indenture;

            (2) claim any credit on, or make any deduction from, the principal or interest payable with respect to the Notes, or assert any claim against any present or future Noteholder, by reason of the payment of any taxes levied or assessed upon any part of the Trust Estate;

            (3) (A) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Indenture or the Notes, except as may be expressly permitted hereby or thereby, (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof, any interest therein or the proceeds thereof, or (c) take any action that would permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Trust Estate; or

            (4) convey, transfer or otherwise distribute to the Parent the Term Note or the proceeds of the sale, or other disposition, of the Term Note.

            Section 7.9 STATEMENT AS TO COMPLIANCE.

            On or before February 1 in each calendar year, beginning February 1, 1998, or immediately if there has been a default in the fulfillment of an obligation under this Indenture, the Issuer shall deliver to the Trustee an Officers' Certificate stating, as to each signer thereof, that:

            (1) a review of the activities of the Issuer during such year and of the Issuer's performance under this Indenture has been made under his supervision; and

            (2) to the best of his knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to him and the nature and status thereof.

            Section 7.10 ISSUER MAY NOT CONSOLIDATE, ETC.

            The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its respective properties and assets substantially as an entirety to any Person, unless:

            (1) the formed, surviving or transferee corporation shall be a corporation organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and each Noteholder, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

            (2) any formed, surviving or transferee corporation shall have agreed with the Trustee for the benefit of the Noteholders (i) to observe the same legal requirements for the recognition of such corporation as a legal entity separate and apart from any of its Affiliates as are applicable to the Issuer with respect to its Affiliates as provided in the certificate of incorporation of the Issuer, and (ii) not to consolidate or merge with or into any other Person or convey or transfer the Trust Estate or its respective assets substantially as an entirety to any other Person except in accordance with the provisions of this Section 7.10;

            (3) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

            (4)  the  Issuer  shall  have  delivered  to the  Trustee  and  each
      Noteholder an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article Seven and that all conditions precedent in this Article Seven provided for relating to such transaction have been complied with; and

            (5) the corporation into which the Issuer is consolidated or merged or to which its respective properties and assets are conveyed or transferred shall not have outstanding any debt obligations or any liabilities other than those arising under or in respect of the Notes and the Swap Agreement and other agreements referred to herein.

            Section 7.11 SUCCESSOR SUBSTITUTED.

            Upon any consolidation or, merger, or conveyance or transfer of the properties and assets of the Issuer substantially as an entirety, in accordance with Section 7.10 hereof, the Person with which such consolidation or merger, or to which such conveyance or transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such consolidation, merger, conveyance or transfer, the Person named as the "Issuer", in the first paragraph of this instrument or any successor which shall theretofore have become such in the manner prescribed in this Article Seven may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.

            Section 7.12 NO OTHER BUSINESS.

            The Issuer shall not engage in any  business or activity  other than
(i) issuing and selling Notes pursuant to this Indenture and (ii) engaging in any other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

            Section 7.13 INDEBTEDNESS.

            The Issuer shall not incur or have outstanding, assume, or guarantee any indebtedness of any Person other than pursuant to this Indenture or as contemplated hereby.

            Section 7.14 PURCHASE OF NOTES.

            Notwithstanding   anything   contained  in  this  Indenture  to  the
contrary, the Issuer may acquire Notes in open market or privately negotiated transactions or otherwise.


                                 ARTICLE VIII.

                            SUPPLEMENTAL INDENTURES

            Section 8.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

            Without the consent of the Holders of any Notes, the Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

            (2) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

            (3) to add to the covenants of the Issuer or the Trustee, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

            (4) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

            (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.9, 6.10 or 6.12 hereof.

            The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law. The Trustee shall mail to the Noteholders a copy of any supplemental indenture at least ten days prior to the execution thereof by the Trustee and a notice that such supplemental indenture is in effect after its execution.

            Section 8.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS

            With the consent of a Majority of the Holders of the Notes, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, or reduce the principal amount thereof or the Note Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of proceeds of the Trust Estate to the payment of principal of Notes or change any place where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (or, in the case of redemption or the termination of the obligations of the Issuer hereunder pursuant to Section 9.5, on or after the applicable Redemption Date);

            (2) reduce the percentage in Aggregate Outstanding Amount, the consent of the Holders of which is required for the execution of any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture;

            (3) impair or adversely affect the Trust Estate except as otherwise permitted herein;

            (4) permit the creation of any lien ranking prior to or on a parity with or junior to the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

            (5) reduce the percentage of the Aggregate Outstanding Amount, the consent of the Holders of which is required to request that the Trustee preserve the Trust Estate or to rescind the Trustee's election to preserve the Trust Estate pursuant to Section 5.5 or to sell or liquidate the Trust Estate pursuant to Section 5.4 or 5.5;

            (6) modify any of the provisions of this Section or Section 5.15, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

            (7) modify the definition of the term "Outstanding" or any of the provisions of Section 2.8(f); or

            (8) modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date or to affect the rights of the Holders of Notes to the benefit of any provisions for the redemption of such Notes contained herein.

            The Trustee may in its discretion determine whether or not the Holders of any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

            It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section 8.2, the Trustee shall mail to the Holders of the Notes a copy thereof. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

            Section 8.3 EXECUTION OF SUPPLEMENTAL INDENTURES.

            In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            Section 8.4 EFFECT OF SUPPLEMENTAL INDENTURES.

            Upon the execution of any supplemental indenture under this Article, this indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore and thereafter authenticated and delivered hereunder shall be bound thereby.

            Section 8.5 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.


            Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes, so modified as to conform in the opinion of the Trustee and the Issuer to any such supplemental indenture, may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.


                                  ARTICLE IX.

                       REDEMPTION; TERMINATION OF TRUST

            Section 9.1 REDEMPTION AT THE OPTION OF THE ISSUER; ELECTION TO
 .                             REDEEM

                  (a) The Notes shall be redeemable, (i) in whole or in part, at the option of the Issuer on any Payment Date on or after January 20, 2002, and
(ii) in whole but not in part, at the option of the Issuer on any Payment Date after the Closing Date if the Issuer shall determine (which determination shall be confirmed by an Opinion of Counsel mailed to the Noteholders at their addresses in the Note Register) as a result of any Change in Law the Issuer has or will become obligated to make any deduction for Taxes from any payment hereunder as described under Section 2.8(f), in each case at the Redemption Price. All partial redemptions of the Notes shall be allocated on a pro rata basis among all Holders of the Notes to be redeemed. The "Redemption Price" for Notes which are optionally redeemed by the Issuer shall be equal to the Aggregate Outstanding Amount of the Notes to be redeemed, together with accrued interest at the Note Interest Rate through the last day of the Interest Accrual Period preceding the date fixed for redemption (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for, to the Holders of the Notes on relevant Record Dates or as otherwise provided in this Indenture).

                  (b) Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of the Notes to be redeemed, as of the relevant Regular Record Dates according to their terms and the provisions of Section 2.9. The election of the Issuer to redeem any Notes pursuant to this Section 9.1 shall be evidenced by an Issuer Order directing the Trustee to make the payment of the Redemption Price of all of the Notes to be redeemed from funds in the Trust Account and/or from monies deposited with the Trustee by the Issuer pursuant to Section 9.4.

                  (c)  The  Issuer  shall  set  the  Redemption   Date  and  the
Redemption Record Date for any redemption pursuant to this Section and give notice thereof to the Trustee pursuant to Section 9.2.

                  (d) Upon redemption in part of the Notes, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of each Holder of Notes to be redeemed, one or more new Notes, of any authorized denomination and of an aggregate principal amount reflecting the pro rata redemption of such Holder's Notes.

            Section 9.2 NOTICE TO TRUSTEE.

            In the event of any redemption pursuant to Section 9.1, the Issuer shall, not later than the 35th day immediately preceding the proposed Redemption Date, notify in writing the Trustee of such proposed Redemption Date and the proposed Redemption Record Date and of the principal amount of any Notes to be redeemed on such Redemption Date.

            Section 9.3 NOTICE OF REDEMPTION BY THE ISSUER.

            Notice of a redemption pursuant to Section 9.1 shall be given by telex or by telecopy, confirmed by first-class mail, postage prepaid, mailed not less than twenty-five days prior to the proposed Redemption Record Date, to each Holder of Notes to be redeemed at his address in the Note Register.

            All notices of redemption shall state:

            (1)  the proposed Redemption Date;

            (2) the portion (if the Notes are not to be paid in full) of the principal amount of such Holder's Notes to be redeemed;

            (3)  the Redemption Price;

            (4)  the proposed Redemption Record Date; and

            (5) that on such proposed Redemption Date, the Notes are to be paid in full or in part and if in full that interest thereon shall cease to accrue on the date specified in the notice and the place where such Notes must be surrendered for payment of the Redemption Price, which shall be the office or agency of the Issuer to be maintained as provided in Section 7.2.

            Notice of redemption of the Notes to be redeemed shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. Such notice of redemption shall be effective only upon receipt by the Issuer from a Majority in aggregate principal amount of Notes outstanding of a telex or telecopy indicating their agreement with the calculations described in subclause (2) or (3) above; provided, however, that if a Majority in aggregate principal amount of Notes outstanding have not objected to the notice properly given as described above within forty-eight hours of initial communication by the Issuer or the Trustee, such notice shall be effective for all purposes hereunder.

            Section  9.4 DEPOSIT OF REDEMPTION PRICE.

            In the case of a redemption pursuant to Section 9.1, on or before the fifth Business Day preceding the proposed Redemption Date contained in the notice of redemption as provided in Section 9.3, the Issuer shall deposit in the Trust Account with the Trustee cash in an amount sufficient to provide for payment of the Redemption Price of all of the Notes that are to be redeemed on such Redemption Date plus accrued interest until the Redemption Date (unless such payment is to be made from the Trust Account and there is an amount in excess of amounts required to be paid on the next Payment Date and sufficient to make such payment in the Trust Account).

            Section 9.5 NOTES PAYABLE ON REDEMPTION DATE.

            In the event that notice of redemption pursuant to Section 9.1 has been given as provided in Section 9.3 hereof, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price, and (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest on the Redemption Date. Upon final payment on a Note to be redeemed, the Holder shall present and surrender such Note at the place specified in the notice of redemption on or prior to such Redemption Date, provided, however, that payments due on a Payment Date prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 2.9.

            If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date, at the Note Interest Rate in effect on the date a notice of redemption was mailed.


                                  ARTICLE X.

                                 TRUST ACCOUNT

            Section 10.1 COLLECTION OF MONEY.

            Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture, including all payments due on the Swap Agreement and the proceeds thereof included in the Trust Estate, in accordance with the terms and conditions of the Swap Agreement. The Trustee shall segregate and hold all such money and property received by it in trust for the Holders of the Notes and shall apply it as provided in this Indenture.

            Section 10.2 TRUST ACCOUNT.

                  (a) The Trustee shall, prior to the Closing Date, establish a segregated trust account identified in Schedule C hereto which shall be designated as the Trust Account identified as held in trust for the benefit of the Noteholders under this Indenture, into which shall be deposited from time to time all amounts paid by (i) the Swap Counterparty pursuant to the Swap Agreement, (ii) the Issuer pursuant to Section 9.4 or 11.1(a)(2)(x) hereof or, if the amount required to be paid by the Swap Counterparty has not been paid on a Payment Date, in satisfaction of the amount payable to the Noteholders pursuant to Section 11.1(a)(1)(x), and (iii) the Collateral Agent pursuant to
Section 5.2 of the Intercreditor Agreement, and from which the Trustee shall from time to time withdraw all amounts payable to (x) the Holders of the Notes and (y) the Issuer hereunder. In addition, the Issuer may, but under no circumstances is required to, remit from time to time such monies to the Trustee as it deems, in its sole discretion, to be advisable in the event that, but for such deposit, an Event of Default would occur. All such monies remitted from time to time to the Trustee pursuant to this Indenture shall be held by the Trustee as part of the Trust Estate and shall be applied to the purposes provided herein.


                                  ARTICLE XI.

                             APPLICATION OF MONIES

            Section 11.1 PAYMENT OF MONIES TO AND DISBURSEMENTS OF MONIES FROM THE TRUST ACCOUNT

                  (a) Notwithstanding any other provision in this Indenture, the following payments and withdrawals shall be made to and from the Trust Account:

            (1) on each Payment Date, the Trustee shall (x) withdraw from the Trust Account all amounts payable to the Noteholders as interest pursuant to this Indenture and disburse such amounts to the Noteholders, and (y) withdraw all amounts, if any, in the Trust Account in excess of the amounts referred to in Section 11.1(a)(1)(x) and disburse such amounts to the Issuer; PROVIDED, HOWEVER, that if on any of the Installment Note Interest Payment Dates that have occurred since the immediately preceding Payment Date the amount representing the Swap Counterparty Payment Amount has not been received by the Swap Counterparty in full, the Swap Counterparty shall be permitted to net any deficiency against the amounts the Swap Counterparty is obligated to pay on the succeeding Payment Date pursuant to the Swap Agreement;

            (2) on the Installment Note Extension Date, if any, (x) the Issuer shall deposit in the Trust Account an amount equal to the unpaid principal amount of the Notes and (y) the Trustee shall withdraw all amounts received from the Issuer pursuant to Section 11.1(a)(2)(x) and invest such amounts in Eligible Investments maturing not later than the Stated Maturity of the Notes; PROVIDED, HOWEVER, that if on the Installment Note Extension Date the Trustee invests the deposit amount received from the Issuer in Eligible Investments maturing before the Stated Maturity of the Notes then on such maturity date and any subsequent maturity date before the Stated Maturity of the Notes the Trustee shall reinvest such deposit amount in Eligible Investments; and

            (3) on the Stated Maturity of the Notes, the Trustee shall (x) withdraw from the Trust Account the unpaid principal amount of the Notes and all unpaid amounts of interest payable to the Noteholders pursuant to
      Section 2.8 of this Indenture and disburse such amounts to the Noteholders; and (y) withdraw all amounts in the Trust Account in excess of the amounts referred to in Section 11.1(a)(3)(x) and disburse such amounts to the Issuer.

                  (b) If on any Payment Date the amount available in the Trust Account from the related Interest Accrual Period is insufficient to make the full amount of the disbursements required to be made by the Trustee on behalf of the Issuer, the Trustee shall make the disbursements called for in the order and according to the priority set forth under Section 11.1(a) above to the extent funds are available therefor.


                                 ARTICLE XII.

                              MEETINGS OF HOLDERS

            Section 12.1 PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

            A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article Twelve for any of the following purposes:

            (1) to give any notice to the Issuer or the Trustee, or to give any direction to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

            (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Six;

            (3) to consent to the execution of an indenture or indentures supplemental hereto or to the execution of a supplement, modification or amendment of the Notes pursuant to the provisions of Section 8.2; and

            (4) to take any other action authorized to be taken by or on behalf of the Holders or any specified percentage of the Holders of the Aggregate Outstanding Amount of Notes under any other provision of this Indenture or any of the other instruments included in the Trust Estate or under applicable law.

            Section 12.2 CALL, NOTICE AND PLACE OF MEETINGS BY ISSUER, TRUSTEE OR HOLDER

                  (a) The Trustee may at any time call a meeting of all Holders for any purpose specified in Section 12.1, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to the Holders of Notes at their addresses as they shall appear on the Note Register. Except as otherwise specifically required herein, such notices shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting. Any failure of the Trustee to mail such notice, or any defect therein, shall not in any way impair or affect the validity of any such meeting. The Trustee may fix, in advance of the giving of such notice, a date which will be considered the record date for determining the Holders entitled to notice of or to vote at any meeting not more than 15 days prior to the date fixed for the giving of such notice.

                  (b) In case at any time the Issuer or the Holders of at least 10% of the Aggregate Outstanding Amount of the Notes shall have requested the Trustee to call a meeting of all Holders, for any purpose specified in Section 12.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holders in the amount above specified may determine the time and the place for such meeting, and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section at the expense of the Issuer.

            Section 12.3 PERSON ENTITLED TO VOTE AT MEETINGS.

            To be entitled to vote at any meeting of the Holders, a Person shall be (a) a Holder of one or more Notes, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Notes, by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of all Holders shall be the Persons entitled to vote at such meeting and their counsel, any representative of the Trustee and its counsel and any representative or designee of the Issuer and their respective counsel.

            Section 12.4 QUORUM; ADJOURNED MEETINGS; ACTION.

            The persons entitled to vote a majority in Aggregate Outstanding Amount of the Notes shall constitute a quorum for a meeting of all Holders. No business shall be transacted in the absence of the quorum (determined as provided in this Section 12.4). In the absence of a quorum within two hours of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders, be dissolved. In any other case the meeting may be adjourned for a period of not less than ten (10) days as determined by the chairman of the meeting. In the absence of a quorum at any such reconvened meeting, such reconvened meeting may be further adjourned for a period of not less than ten
(10) days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 12.2(a), except that such notice must be published or mailed not less than eight
(8) days prior to the date on which the meeting is scheduled to be reconvened.

            Subject to the foregoing, at the second reconvening of any meeting adjourned for lack of quorum, the Persons entitled to vote 25% of the Aggregate Outstanding Amount of the Notes shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the Amount of the Notes which shall constitute a quorum.

            At a meeting or an adjourned meeting duly convened and at which a quorum is presented as aforesaid, any resolution and all matters (except as limited by the proviso in Section 8.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote the lesser of (a) a majority of the Aggregate Outstanding Amount of the Notes and (b) 75% of the Aggregate Outstanding Amount of the Notes represented and voting at the meeting.

            Any resolution passed or decision taken at any meeting of Holders duly held in accordance with this Section shall be binding on all the Holders whether or not present or represented at the meeting.

            Section 12.5 DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS

                  (a) Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the holding of Bonds and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

                  (b) The Trustee shall, by instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders as provided in Section 12.2(b), in which case the Issuer or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a Majority of the Aggregate Outstanding Amount of the Notes represented at the meeting and entitled to vote.

                  (c) Subject to the provisions of Section 12.3, at any meeting each Holder of a Note or a holder of a proxy thereof shall be entitled to one vote for each $100,000 of Aggregate Outstanding Amount of Notes held or represented by that Holder; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman or temporary chairman, as the case may be, of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of an Outstanding Amount or as proxy thereof.

                  (d) Any  meeting of Holders  duly  called  pursuant to Section
12.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority of the Aggregate Outstanding Amount of the Notes represented at the meeting; and the meeting may be held as so adjourned without further notice.

            Section 12.6 COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

            The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the principal amounts (or portions thereof) and serial numbers of the Outstanding Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written report in duplicate of all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written report in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting, and any adjourned meeting if required, and showing that said notice was given as provided in Section 12.2 and, if applicable, Section 12.4. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

            Section 12.7 NO DELAY OF RIGHTS BY MEETING.

            Nothing contained in this Article shall be deemed or construed to authorize or permit, by reason of any call of a Holders' meeting or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any provisions of this Indenture or any indenture supplemental hereto or of the Notes.


                                 ARTICLE XIII.

                                 MISCELLANEOUS

            Section 13.1 FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            Upon any request or application by the Issuer to the Trustee to take any action under this Indenture, the Issuer shall furnish, at the Trustee's request, (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided in this Indenture relating to such proposed action have been satisfied, that such action is in compliance with this Indenture and that such action will not impair the security of the Holders hereunder provided, and (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, that such action is in compliance with this Indenture and that such action will not impair the security of the Holders hereunder provided.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon an Opinion of Counsel or a certificate of or representations by such legal counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer of the Issuer, or Opinion of Counsel or certificate of or representations by such legal counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by the Issuer, or any other Person, stating that the information with respect to such factual matters is in the possession of the Issuer or such other Person, unless such Authorized Officer of the Issuer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Issuer, stating that the information with respect to such matters is in the possession of the Issuer unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Section 13.2 ACTS OF NOTEHOLDERS.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments in form and substance acceptable to the Trustee of substantially similar tenor signed by such Noteholders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

                  (c) The  ownership  of  Notes  shall  be  proved  by the  Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

            Section 11.3 NOTICES, ETC., TO TRUSTEE AND ISSUER.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (1) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to and mailed, first class postage prepaid, or sent by overnight courier guaranteeing next day delivery to the Trustee addressed to it at its Corporate Trust Office, or at any other address furnished in writing to the Issuer or Noteholder by the Trustee; or

            (2) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, or sent by overnight courier guaranteeing next day delivery to the Issuer addressed to the Issuer at 375 Park Avenue, New York, New York 10152, Attention: Secretary or at any other address previously furnished in writing to the Trustee by the Issuer.

            Section 13.4 STANDARD OF CONDUCT.

            In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Noteholder under this Indenture, subject to the terms and conditions of the Indenture, including, without limitation,
Section 5.9, a Noteholder or Noteholders shall not have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely affects any Noteholder or an Issuer or any other Person, except for any liability to which such Noteholder may be subject to the extent the same results from such Noteholder's taking or directing an action, or failing to take or direct an action, in bad faith.

            Section 13.5 RIGHT TO LIST OF HOLDERS.

            Any Noteholder shall have the right, upon five days prior notice to the Trustee, to obtain a complete list of Noteholders.

            Section 13.6 NOTICES TO NOTEHOLDERS; WAIVER.

            Where this Indenture provides for giving a copy of any report or notice to Noteholders (such report or notice a "notice") of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at his mailing address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given whether or not received.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In the event that, by reason of the suspension of the regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            Section 13.7 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 13.8 SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the Issuer shall bind its respective successors and assigns, whether so expressed or not.

            Section 13.9 SEPARABILITY.

            In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 13.10 BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            Section 13.11 GOVERNING LAW.

            This Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

            Section 13.12 COUNTERPARTS.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            Section 13.13 RULE 144A INFORMATION.

            To permit compliance with Rule 144A under the Securities Act in connection with the sale of the Notes, the Issuer agrees to furnish upon request of a Noteholder to such holder and to a prospective purchaser designated by such holder, the information required to be delivered under Rule 144A(d)(4) under the Securities Act if at the time of the request the Issuer is not a reporting company under Section 13 or Section 15(d) of the Exchange Act, or exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act.


                                 ARTICLE XIV.

                         ASSIGNMENT OF SWAP AGREEMENT

            Section 14.1 ASSIGNMENT OF SWAP AGREEMENT.

            The Issuer, in furtherance of the covenants of the Indenture and as security for the Noteholders and the performance and observance of the provisions hereof and thereof, hereby assigns, transfers, conveys and sets over to the Trustee, for the benefit of the Noteholders, all of the Issuer's estate, right, title and interest in, to and under the Swap Agreement, including, without limitation, (i) all of the Issuer's interest in all monies and proceeds held by the Issuer thereunder, (ii) the right to give all notices of termination and to take any legal action upon the breach of an obligation of the other party thereunder, including the commencement, conduct and consummation of proceedings at law or in equity, (iii) the right to receive all notices, accountings, consents, releases and statements thereunder and (iv) the right to do any and all other things whatsoever that the Issuer is or may be entitled to do thereunder; PROVIDED, however, that so long as no Event of Default has occurred and is continuing, the Trustee hereby grants the Issuer a license to exercise all of the Issuer's rights pursuant to the Swap Agreement without notice to or the consent of the Trustee or the Noteholders (except as otherwise expressly required as set forth in paragraph (b) of Section 6.1 of the Intercreditor Agreement), which license shall be and is hereby deemed to be automatically revoked upon the occurrence of any Event of Default.

                  (a) The assignment made hereby is executed as collateral security, and the execution and delivery hereby shall not in any way impair or diminish the obligations of the Issuer under the provisions of the Swap Agreement nor shall any of the obligations contained in the Swap Agreement be imposed on the Trustee.

                  (b) Upon the retirement of the Notes and the release of the Trust Estate from the lien of the Indenture, this assignment and all rights assigned herein to the Trustee for the benefit of the Noteholders shall cease and terminate and all the estate, right, title and interest of the Trustee in, to and under the Swap Agreement shall revert to the Issuer and no further instrument or act shall be necessary to evidence such termination and reversion.

                  (c) The Issuer represents that the Issuer has not executed any other assignment of the Swap Agreement.

                  (d) The Issuer agrees that this assignment is irrevocable, and that it will not take any action which is inconsistent with this assignment or make any other assignment inconsistent herewith. The Issuer will, from time to time upon the request of the Trustee, execute all instruments of further assurance and all such supplemental instruments with respect to this assignment as the Trustee may specify.

            IN WITNESS WHEREOF, we have set our hands as of the 20th day of October, 1997.


                              ALLEGHANY FUNDING CORPORATION,
                              Issuer


                              By:   /s/ DAVID B. CUMING
                                   --------------------------------------
                                    Name:    David B. Cuming
                                    Title:   President


                              THE CHASE MANHATTAN BANK,
                              Trustee


                              By:   /s/ W.B. DODGE
                                   --------------------------------------
                                    Name:    W.B. Dodge
                                    Title:   Vice President


[SIGNATURE INDECIPHERABLE]
-----------------------------
Attest


[Seal]

STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )



            BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared David B. Cuming, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said ALLEGHANY FUNDING CORPORATION, and that he executed the same as the act of said corporation for the purpose and consideration therein expressed, and in the capacities therein stated.

            GIVEN UNDER MY HAND AND SEAL OF OFFICE, as of this 20th day of October, 1997.




                                      /s/ Carol Stark
                                    -------------------------------------
                                    Carol Stark
                                    Notary Public State of New York
                                    No. 31-9156895
                                    Qualified in New York County
                                    Commission Expires April 30, 1998

[SEAL]

My commission expires:

STATE OF NEW YORK        )
                         )
COUNTY OF NEW YORK       )



            BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared W.B. Dodge, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the State of New York, and that he executed the same as the act of said corporation for the purpose and consideration therein expressed, and in the capacities therein stated.

            GIVEN UNDER MY HAND AND SEAL OF OFFICE, as of this 20th day of October, 1997.



                                      /s/ Annabelle DeLuca
                                    -------------------------------------
                                    Annabelle DeLuca
                                    Notary Public State of New York
                                    No. 01DE5013759
                                    Qualified in Kings County
                                    Commission Expires July 15, 1999



[SEAL]

                                                                       EXHIBIT A



                 Form of Floating Rate Secured Note Due 2007



Principal of this note is payable at maturity as set forth herein. Accordingly, the outstanding principal of this note at any time shall be the amount shown on the face hereof.

The notes represent obligations solely of the issuer and will not be insured or guaranteed by any affiliate of the issuer or by any other person or entity.

This security has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state or other securities laws. Neither this security nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of in the absence of such registration or unless the transaction is exempt from, or not subject to, the registration requirements of the Securities Act. The holder of this security by its acceptance hereof (1) represents that (A) it is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities
Act) or (B) it is an institutional "Accredited Investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an "Accredited Investor"),
(2) agrees that it will not offer, sell or otherwise transfer this security except (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (C) for so long as the securities are eligible for resale pursuant to Rule 144A, to a person it reasonably believes is a "Qualified Institutional Buyer" as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, or (D) to an accredited investor that is acquiring the security for its own account, or for the account of such an accredited investor, for investment and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and (3) agrees that it will give to each person to whom this security is transferred a notice substantially to the effect of this legend; provided that the Company and the Trustee shall have the right prior to any such offer, sale or transfer (I) pursuant to clause (D) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them, and (II) in each of the foregoing cases, to require that a certification of transfer in the form appearing on the other side of this security is completed and delivered by the transferor to the Trustee. Any transfer in violation of the foregoing will be of no force and effect, will be void ab initio, and will not operate to transfer any rights to the transferee, notwithstanding any instructions to the contrary to the issuer, the Trustee or any intermediary. Neither the Issuer nor the Trustee is obligated to register this note under the Securities Act or any state securities laws.

                         ALLEGHANY FUNDING CORPORATION

                FLOATING RATE SECURED NOTE DUE JANUARY 22, 2007

No._____                $_______________________

      Alleghany Funding Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Issuer"), for value received, hereby promises to pay to _________________ _______________________________or
registered assigns the principal sum of _______________________, and to pay interest (computed on the basis of the actual number of days in the applicable Interest Accrual Period (as defined below) and a 360-day year) on October 20, January 20, April 20 and July 20 of each year, commencing January 20, 1998 and at Stated Maturity on January 22, 2007, unless the Payment Date is a day which is not a Business Day, in which case the Payment Date will be postponed to the next day which is a Business Day (each such date, a "Payment Date"), in an amount equal to the interest accrued at a rate per annum equal to the Note Interest Rate (as defined below) on the unpaid principal amount of this Note during the period commencing on the prior Payment Date (or the date of the initial issuance of the Notes in the case of the first Payment Date) (the "Accrual Date") and ending on the day preceding such Payment Date (each such period, an "Interest Accrual Period"). The "Note Interest Rate" for the first Interest Accrual Period shall be equal to 6.14844%; thereafter the "Note Interest Rate" shall be equal to 0.375% in excess of LIBOR (where LIBOR is calculated pursuant to the provisions of Schedule A to the Indenture).

            IN WITNESS WHEREOF, the issuer has caused this instrument to be duly executed.

                              ALLEGHANY FUNDING CORPORATION,
                                as Issuer

                              By  ________________________________
                                  President

Attest:


---------------------------
Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Notes described in the within-mentioned Indenture.

                              THE CHASE MANHATTAN BANK,
                              as Trustee
Dated
October 20, 1997
                              By _________________________________
                                 Authorized Officer

      This Note is one of a duly authorized issue of Notes of the Issuer designated as its "Floating Rate Secured Notes Due 2007" (herein called the "Notes"), issued and to be issued under an indenture dated as of October 20, 1997 (herein called the "Indenture"), between the Issuer and The Chase Manhattan Bank, in its capacity as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used in this Note that are not defined herein shall have the meanings assigned to them in the Indenture. A copy of the Indenture is on file with the Trustee at its Corporate Trust Office and is available for inspection at such office. The following description of certain terms of the Indenture is qualified in reference to the Indenture; in the event of any inconsistency, the Indenture shall govern.

      Principal will be payable on this Note on January 22, 2007 ("Stated Maturity"), unless the Stated Maturity is a day which is not a Business Day, in which case payment will be made on the next succeeding Business Day, and no interest will accrue from the period after such Stated Maturity. The Notes are Redeemable at the option of the Issuer, (i) in whole or in part, on any Payment Date commencing January 20, 2002, or (ii) in whole but not in part, on any Payment Date after the Closing Date if the Issuer shall determine that it has or will become obligated to make any deduction for Taxes from any payment under the Indenture (each such date, a "Redemption Date"), at a Redemption Price equal to the Aggregate Outstanding Amount of the Notes to be redeemed, plus accrued interest at the Note Interest Rate through the last day of the Interest Accrual Period preceding the date fixed for redemption. All partial redemptions of the Notes shall be allocated on a pro rata basis among all Holders of the Notes to be redeemed. Notice of any such proposed redemption shall be given to the Holder not less than twenty-five days prior to the Redemption Record Date. Payments of interest on this Note shall also be subject to Section 2.8 of the Indenture.

     The principal of and interest on this Note are payable to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such Payment Date, which shall be the fifteenth day (whether or not a Business Day) preceding such Payment Date, notwithstanding any subsequent transfers between such Regular Record Date and such Payment Date. Any Defaulted Interest shall forthwith cease to be payable to the Holder on such Regular Record Date, and shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Holder not less than five days prior to such Special Record Date. Payment of principal of and interest on this Note shall be made by wire transfer to a United States Dollar account maintained by the payee at a depository institution in the United States.

      Any and all payments made by the Issuer to a Person other than a United States Person (within the meaning of Section 7701(a)(30) of the Code) shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings imposed by the United States or any state, territory or possession of the United States and all liabilities with respect thereto, excluding income and franchise taxes imposed by the jurisdiction of its incorporation or organization or residence, for tax purposes, or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to as "Taxes") imposed as a result of a Change in Law. If the Issuer shall be required by law to make any such deduction for Taxes imposed as a result of a Change in Law from any payment, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under the preceding sentence), the recipient of such payment receives an amount equal to the sum it would have received had no such deductions been made and (ii) the Issuer shall make such deductions and shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

      Payment of the principal on this Note at its Maturity shall be made upon presentation and surrender of this Note to the Corporate Trust Office of the Trustee. The Issuer or the Trustee will notify the Person who was the registered Holder hereof on the Regular Record Date preceding such Payment Date that such
Note is to be paid in full, by notice mailed no later than the fifth day preceding such Payment Date.

      Under the  Indenture,  an Event of Default means any one of the following:
(i) default in the payment of any interest on any Note when the same becomes due and payable, which default continues for a period of five days; (ii) default in the payment of principal on any Note at its Stated Maturity or Redemption Date;
(iii) default in the payment of any interest on the Installment Note or any amount due under the Swap Agreement when the same becomes due and payable, which default continues for a period of forty-five days; (iv) default in the payment of principal on the Installment Note when the same becomes due and payable, which default shall continue for a period of thirty days; (v) default in the performance, or breach, of certain covenants, warranties and agreements of the Issuer in the Indenture or the Swap Agreement, or the failure of any representation or warranty of the Issuer in the Indenture to be correct and the continuance of such default, breach or failure for a period of 45 days after Notice of Default is given; (vi) default in the performance, or breach, of certain covenants, warranties and agreements of MLPFS or ML&Co. in the Installment Sales Agreement, the Guarantee or the Installment Note and the continuance of such default or breach for a period of 90 days after "Notice of Default" is given; (vii) certain events of bankruptcy or insolvency of the Issuer, MLPFS or ML&Co.; and (viii) at any time, that the obligation of the Issuer to pay principal of or interest on the Notes has become unlawful under Federal or State law; PROVIDED, HOWEVER, that in the event any amount due under the Swap Agreement is not paid when due and payable the Issuer may cure such default by substituting a replacement Swap Agreement entered into with a replacement Swap Counterparty rated "AA-" or better by Standard & Poor's and "Aa3" or better by Moody's in the case of senior debt obligations in the manner provided in the Indenture. If an Event of Default shall occur and be continuing, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

      As provided in the Indenture, no transfer of a Note shall be made unless such transfer (i) is made to a person or entity which is either a QIB or an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or
(7)  of  Regulation  D  under  the  Securities  Act of  1933,  as  amended  (the
"Securities Act")), and complies with or is exempt under applicable state securities laws, and (ii) does not constitute a "prohibited transaction" under the Employee Retirement Income Security Act of 1974, as amended. In the event that such a transfer is to be made, the Trustee will require, in order to assure compliance with the transfer restrictions set forth in Section 2.6 of the Indenture, the certifications which may be required as set forth in Section 2.6. Neither the Issuer nor the Trustee is obligated to register the Notes under the Securities Act or any state securities laws.

      Subject to the preceding paragraph, subject to the restrictions on transfer contained in this Note, and subject to certain further limitations set forth in the Indenture, the transfer of this Note may be registered on the Note Register, upon surrender of this Note for registration of transfer at the Corporate Trust Office of the Trustee, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of the same Class, authorized denominations and in the same aggregate principal amount, will be issued to the designated transferee or transferees.

      Prior to the due presentment for registration of transfer of this Note, the Issuer or the Trustee and any agent of the Issuer or the Trustee shall treat the Person in whose name this Note is registered as the owner hereof for purposes of making payments and for any other purpose, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent, shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of a Majority of the Notes affected thereby. The Indenture also contains provisions permitting a Majority of the Noteholders to waive compliance by the Issuer with certain provisions of the Indenture and certain past Events of Default under the Indenture and their consequences and to cause the Trustee to initiate and direct the exercise of certain rights and remedies conferred upon or available to the Trustee as set forth in the Indenture. Any such consent, waiver or action shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. Without the consent of the Holders of each Outstanding Note affected, no supplemental indenture may (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or the Redemption Price with respect thereto, (ii) reduce the percentage of Holders of Notes whose consent is required for the authorization of any supplemental indenture or for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences, (iii) impair or adversely affect the Trust Estate except as otherwise permitted in the Indenture, (iv) permit the creation of any lien ranking prior to or on parity with or junior to the lien of the Indenture with respect to any part of the Trust Estate or terminate the lien of the Indenture, (v) reduce the percentage of Holders of Notes whose consent is required to direct the Trustee to preserve or liquidate the Trust Estate, (vi) modify any of the provisions of the Indenture with respect to supplemental indentures or waiver of Defaults except to increase the percentage of Outstanding Notes whose consent is required for any such action or to provide that other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby, (vii) modify the definition of the term "Outstanding," or the provisions of the Indenture obligating the Issuer to make all payments free and clear of and without deductions for Taxes, or (viii) modify any of the provisions of the Indenture in such a manner as to affect the calculation of the amount of any payment of interest or principal on any Note or to affect the right of the Holders of Notes to the benefit of any provisions for the redemption of such Notes contained therein.

      The Issuer and the Trustee may also enter into supplemental indentures, without obtaining the consent of Noteholders or the Swap Counterparty, in order to, among other things, (i) correct or amplify the description of any property at any time subject to the lien of the Indenture, or to better assure, convey and confirm unto the Trustee any property subject to the lien of the Indenture,
(ii) evidence the succession of any person to the Issuer, (iii) add to the covenants of the Issuer or the Trustee for the benefit of the Noteholders or to surrender any right or power conferred upon the Issuer, (iv) pledge any property to or with the Trustee, and (v) evidence and provide for the acceptance of appointment by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to facilitate the administration of the Trust Estate by more than one Trustee.

      The term "Issuer" as used in this Note includes any successors to the Issuer under the Indenture.

      The Notes are issuable only in registered form in minimum denominations of $1,000,000 and integral multiples of $100,000 in excess thereof, as provided in the Indenture. The Notes are exchangeable for a like aggregate principal amount of Notes of the same Class of different authorized denominations, as requested by the Holder surrendering same.

      The remedies of the Trustee and of the Holder hereof as provided herein, or in the Indenture, shall be cumulative and concurrent. No failure on the part of the Trustee or any Holder in exercising any right or remedy hereunder or thereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder or thereunder.

      As provided in the Indenture, this Note and the Indenture shall be construed in accordance with, and governed by, the laws of the State of New York applicable to agreements made and to be performed therein.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Note at the times, place and rate, and manner herein and therein prescribed.

      Unless the certificate of authentication on the face of this instrument has been manually executed by the Trustee under the Indenture, this Note shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

                                 ABBREVIATIONS

            The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common       UNIF GIFT (TRANS) MIN ACT-..Custodian..
                                                (Cust) (Minor)
TEN ENT-as tenants by the          under Uniform Gifts(Transfers)
        entireties                 to Minors Act..........................
                                                   (State)
JT TEN -as joint tenants with right
        of survivorship and not as
        tenants in common

Additional abbreviations may also be used though not in the above list.
                             --------------------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfers) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------

--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

--------------------------------------------------------------------------------

----------------------------------------------------------------
with within Note and all rights thereunder,  hereby irrevocably constituting and appointing ------------------------- attorney to transfer said Note on the books of the Issuer, with full power of substitution in the premises.

            In connection with any transfer of this Note occurring prior to the date of an effective registration statement under the Securities Act, the undersigned confirms that without utilizing any general solicitations or general advertising that:

[Check One]

[ ](a) This Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder, and the transfer of this Note will not constitute a "prohibited transaction" under the Employee Retirement Income Security Act of 1974, as amended.

                              or

[ ](b) This Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Issuer shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.6 of the Indenture shall have been satisfied.


Dated: -----------------------------
      --------------------------------------------------------------------------

                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

Signature Guarantee: --------------------------------

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

            The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representation in order to claim the exemption from registration provided by Rule 144A. The undersigned further represents and warrants that its acquisition of this Note will not constitute a prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended.

Dated:  --------------------  --------------------------------------------------
                              NOTICE: To be executed by an executive officer

                                                                       EXHIBIT B

                                                                        [Date]

ALLEGHANY FUNDING CORPORATION
375 Park Avenue
New York, NY  10152

THE CHASE MANHATTAN BANK 450 West 33rd Street New York, NY 10001


Ladies and Gentlemen:

            In connection with the proposed transfer of $------------- aggregate principal amount of the Floating Rate Secured Notes Due 2007, (the "Notes") of Alleghany Funding Corporation (the "Issuer") to the undersigned by (TRANSFEROR) , pursuant to Section 2.6 of the Indenture, dated as of October 20, 1997 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee"), we hereby represent and warrant as follows:

                  (1) We understand that the Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, and in each case in compliance with the conditions for transfer set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes only (a) to the Issuer, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "Qualified Institutional Buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, or (d) to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act (an "Accredited Investor") that is acquiring the Notes for its own account or for the account of such an Accredited Investor for investment and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (d) above, the transferor shall deliver to the Issuer and the Trustee, a letter from the transferee substantially in the form of this letter, which shall provide, among other things, that the transferee is an "Accredited Investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act and that it is acquiring such Notes for investment and not with a view to, or for the offer or sale in connection with, any distribution in violation of the Securities Act. We acknowledge that the Issuer and the Trustee reserve the right prior to any offer, sale or other transfer of the Notes pursuant to clause (d) to require the delivery of an opinion of counsel, a certification and/or other information satisfactory to the Issuer and the Trustee.

                  (2) We are an Accredited Investor (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of one or more such Accredited Investors, and we are acquiring the Notes for investment and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or any other applicable securities laws and we have such knowledge and experience in financial and business matters as to be capable of evaluating the risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investments in the Notes for an indefinite period.

                  (3) We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  (4) We will not acquire the Notes for or on behalf of any employee benefit plan or other arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 ("Plan"), any entity whose underlying assets include assets of a plan pursuant to 29 C.F.R. Section 2510.3-101 or otherwise (a "Plan Entity"), or any person investing the assets of any Plan or Plan Entity. [If the foregoing statement cannot be made, describe facts and applicable exemption.]

                  (5) You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,
Date:  ----------------------


                                          By:--------------------------------
                                              (NAME OF PURCHASER]

                  Upon registration of transfer, the Notes should be registered in the name of the new beneficial owner as follows:

Name: ------------------------------------------------------------------------
Address: ---------------------------------------------------------------------
Taxpayer ID Number: ----------------------------------------------------------

                                                                     EXHIBIT C-1

Note No. 001

                               INSTALLMENT NOTE


THIS INSTALLMENT NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THAT ACT, PROVIDED, HOWEVER, THAT THE FOREGOING SHALL BE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OF THIS INSTALLMENT NOTE SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL.


Principal Sum $91,535,343.54                            Date:  January 7, 1987
               -------------


      FOR VALUE RECEIVED, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Company") hereby promises to pay to ALLEGHANY CORPORATION ("Alleghany"), or registered assigns, the Principal Sum of Ninety-One Million Five Hundred Thirty-Five Thousand Three Hundred Forty-Three Dollars and Fifty-Four Cents ($91,535,343.54) on January 19, 1994, and to pay interest on the unpaid principal amount hereof until the Principal Sum hereof has been paid in full. Interest shall be payable to the person to whom this installment note ("Installment Note") is registered as of the close of business on the Wednesday (whether or not a Business Day (as hereinafter defined)) next preceding an Interest Payment Date (as hereinafter defined). Interest on this Installment Note will accrue from January 7, 1987 and will be payable on each succeeding fourth Wednesday after such date, except that if such fourth Wednesday is not a Business Day, then interest shall be paid on the immediately preceding Business Day (an "Interest Payment Date"). Interest payments shall include interest accrued from and including January 7, 1987 in the case of the first interest payment, and from and including the immediately preceding Interest Payment Date in the case of all subsequent interest payments, through and including the day immediately prior to each Interest Payment Date. Each period for which interest is payable is hereinafter referred to as an "Interest Period". Interest will be computed based upon a 360-day year and the actual number of days in the Interest Period and the Interest Rate (as hereinafter defined) for such Interest Period. The "Interest Rate" on the Installment Notes for each Interest Period will be equal to the sum of the following, rounded to four decimal places: (x) the Base Rate (as hereinafter defined) as determined for the second Business Day immediately preceding the first day of each Interest Period (the "Interest Determination Date"), plus (y) 0.125%. The "Base Rate" shall be determined in accordance with the following formula which converts a rate quoted on a discount basis to a certificate of deposit equivalent basis (i.e., converting a quoted discount rate to an interest rate on a basis of actual days divided by a 360-day year):
                                R
                    ------------------------
                           R      DAYS
                         (---     ----)
                     1 - (100%  x 360 )

where:
         R = The  Reference  Rate,  or   if  not  determinable,  the   Alternate
             Reference Rate (as both are hereinafter defined) on a discount basis and expressed as a percentage.

      Days = The actual number of days in the Interest Period for which interest is being calculated.

      The "Reference Rate" shall be equal to the one-month Commercial Paper Rate for firms whose bond rating is "AA" or the equivalent as reported for the Interest Determination Date by the Federal Reserve Bank of New York and confirmed in "Federal Reserve Statistical Release -- Selected Interest Rates -
H.15 (519)", published by the Board of Governors of the Federal Reserve System, or any successor publication.

      In the event that the Reference Rate cannot be determined for any Interest Period, the "Alternate Reference Rate" will be used for purposes of calculating the Base Rate. The Alternate Reference Rate will be equal to the arithmetic average of the one-month commercial paper discount rates, as quoted on or about 10:00 a.m. (New York time) on the Interest Determination Date by four leading commercial paper dealers selected by the Company, for firms whose bond rating is "AA" or the equivalent

      If the Reference Rate and Alternate Reference Rate cannot be determined, the then current Interest Rate on the Installment Notes will remain in effect until the next Interest Period for which either the Reference Rate or the Alternate Reference Rate can be determined.

      The Company will communicate or furnish to the registered holder hereof, as soon as practicable, the calculation of the Interest Rate and the amount of interest payable for each Interest Period.

      Payments of principal and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of interest will be made by wire transfer in immediately available funds to such account of the registered holder hereof in the United States of America as the registered holder hereof shall designate to the Company in writing.

      The principal hereof shall be paid on the maturity date in immediately available funds against presentation of this Installment Note at the offices of the Company located at One Liberty Plaza, 165 Broadway, New York, New York 10080, or at such other office or agency of the Company as the Company shall designate by written notice to the registered holder hereof. The registered holder of this Installment Note or of any Installment Note or Installment Notes substituted therefor may at its option surrender the same, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, for registration of transfer or exchange at the principal office of the Company in New York, New York, and, within a reasonable time thereafter and without expense (other than transfer taxes, if any), receive in exchange therefor a new Installment Note or Installment Notes, each in the principal amount of $1,000,000, to the extent practicable, or any integral multiple thereof, dated as of the date to which interest has been paid on the Installment Note or Installment Notes so surrendered, or if no interest has yet been so paid, then dated the date hereof, and payable to such person or persons, or registered assigns, all as may be designated by such holder, for the same aggregate principal amount as the then unpaid principal amount of the Installment Note or Installment Notes so surrendered. The Company covenants and agrees to take and cause to be taken all action necessary to effect such exchanges, including, but not limited to, maintaining an office or agency in New York, New York where notices, presentations and demands to or upon the Company in respect of this Installment Note may be given or made and keeping a register for the registration and recordation of transfer of Installment Notes. Prior to presentment for registration of transfer, the Company may treat the person in whose name this Installment Note is registered as the owner of this Installment Note for the purpose of receiving payments of principal and interest on this Installment Note and for all other purposes whatsoever. The Company shall not be obligated to register any transfer of this Installment Note except upon transfer pursuant to an effective registration statement under the Securities Act of 1933 or an opinion, in form and substance satisfactory to the Company and its counsel, of counsel satisfactory to the Company that registration is not required under that Act.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

      This Installment Note is not redeemable or subject to prepayment.

      The Company hereby irrevocably waives all rights of set-off against the registered holder hereof with respect to its obligation to make all payments of principal and interest required under this Installment Note.

      As used in this paragraph, "an Installment Note" or "Installment Notes" refers to installment sale notes, including this Installment Note, issued pursuant to an Installment Sales Agreement dated December 8, 1986 (the "Installment Sales Agreement"), among the Company, Alleghany and Merrill Lynch & Co., Inc. (the "Guarantor") and to installment sale notes issued pursuant to any other sales agreement or sales agreements between such parties having terms and conditions substantially identical to the terms and conditions of the Installment Sales Agreement. "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) default in the payment of any interest upon an Installment Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

      (2) default in the payment of the principal of an Installment Note when it becomes due and payable; or

     (3) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in the Installment Sales Agreement (but only so long as Alleghany is the holder of this Installment
            Note), the Guarantee, or this Installment Note (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Installment Note specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the registered holder hereof a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (4) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of their respective property, or ordering the winding-up or liquidation of their respective affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

     (5) the Company or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of their respective property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay their respective debts as they become due or shall take any corporate action in furtherance of any of the foregoing.

      If an Event or Default occurs and is continuing, then and in every such case, the registered holder of this Installment Note may declare the principal of this Installment Note to be due and payable immediately, by a notice in writing to the Company and the Guarantor, and upon any such declaration such principal shall become immediately due and payable, and, the Company will, upon demand of the registered holder of this Installment Note, pay to it the whole amount then due and payable on this Installment Note for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or rates borne by or provided for in this Installment Note, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable attorneys' fees and expenses.

      Any notice given by the registered holder hereof pursuant to any provision of this Installment Note shall be in writing and by Treasurer; and to the Guarantor at One Liberty Plaza, 165 Broadway, New York, New York 10080,
Attention: Corporate Secretary.

      This Installment Note and any replacement Installment Note shall be entitled to the benefit of the Guarantee or Merrill Lynch & Co., Inc. attached hereto. This Installment Note shall be governed by the laws of the State of New York.
                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                       INCORPORATED



                                    By:  [Signature Indecipherable]
                                        -----------------------------------
                                         (Authorized Representative)

[Seal]



Attest: /s/ Caroline T. Sorrenterro
        -----------------------------
            Assistant Secretary

                                  GUARANTEE
                                      OF
                          MERRILL LYNCH & CO., INC.


      FOR VALUE RECEIVED, MERRILL LYNCH & CO., INC. (the "Guarantor"), a Delaware corporation, hereby unconditionally guarantees to Alleghany Corporation ("Alleghany"), or its registered assigns, as the registered holder of the installment note issued by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Installment Note"), to which this Guarantee has been attached in a principal amount not to exceed $94,535,343.54 and dated as set forth in such Installment Note, the due and prompt payment of the principal of and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest, at the rate or rates borne by or provided for in the Installment Note) on the Installment Note, when and as the same shall become due and payable, whether at the maturity date for the payment of principal, upon declaration of acceleration or otherwise, according to the terms of the Installment Note. In case of the failure of Merrill Lynch, Pierce, Fenner & Smith Incorporated or any company which may have assumed the obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated (in either case, the "Company") under the Installment Note punctually to pay any such principal or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the maturity date for the payment of principal, upon declaration of acceleration or otherwise, according to the terms of the Installment Note and as if such payment were made by the Company.

      The Guarantor agrees that this Guarantee is intended to be a guarantee of payment and not a guarantee of collection. The Guarantor agrees that its obligations hereunder shall be unconditional, irrespective of the absence of any action to enforce the Installment Note, the award of any judgment against the Company or the existence of any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice (except as provided in the Installment Note) and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Installment Note and in this Guarantee. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Installment Note, or any part thereof, is rescinded or must otherwise be returned by the registered holder of the Installment Note upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment has not been made.

      The Guarantor will not, and it will not permit any Subsidiary (as hereinafter defined) at any time directly or indirectly to, create, assume, incur or permit to exist any indebtedness for borrowed money secured by a pledge, lien or other encumbrance (any pledge, lien or other encumbrance being hereinafter in this paragraph referred to as a "lien") on the Voting Stock (as hereinafter defined) of any Subsidiary (other than a Subsidiary which, at the time of incurrence of such secured indebtedness, has a net worth, as determined in accordance with generally accepted accounting principles, of less that $3,000,000) without making effective provision whereby the Installment Note (and, if the Guarantor so elects, any other indebtedness ranking on a parity with the Installment Note) shall be secured equally and ratably with such secured indebtedness so long as such other indebtedness shall be so secured; provided, however, that the foregoing covenant shall not be applicable to liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith or which are less then $1,000,000 in amount, liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings or which involve claims of less than $1,000,000, or deposits to secure (or in lieu of) surety, stay, appeal or customs bonds.

      If the Guarantor shall hereafter be required to secure the Installment Note equally and ratably with any other indebtedness pursuant to the above paragraph, the Guarantor will promptly give notice to the registered holder of the Installment Note that the foregoing covenant has been complied with and will provide such registered holder of the Installment Note with an option of counsel stating that the foregoing covenant has been complied with and that any instruments executed by the Guarantor or any Subsidiary in the performance of the foregoing covenant comply with the requirements of the foregoing covenant

      The Guarantor will not (a) sell, transfer or otherwise dispose of any shares of Voting Stock of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or permit MLPF&S to issue, sell, or otherwise dispose of any shares of its Voting Stock, unless, after giving effect to any such transaction, MLPF&S remains a Controlled Subsidiary (as hereinafter defined); or (b) permit MLPF&S to (i) merge or consolidate, unless the surviving company is a Controlled Subsidiary; or (ii) convey or transfer its properties and assets substantially as an entirety to any Person (as hereinafter defined), except to one or more Controlled Subsidiaries.

      For purposes hereof:

            "Controlled Subsidiary" means any corporation more than 80% of the outstanding Voting Stock, except for qualifying shares, of which shall at the time be owned directly or indirectly by the Guarantor.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Subsidiary" means any corporation of which at the time of determination the Guarantor and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

            "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation, provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

      The Guarantor may consolidate with, or sell or convey all or substantially all of its assets to, or merge with or into any other corporation provided that in any such case, (i) either (a) the Guarantor shall be the continuing corporation, or (b) the successor corporation shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such successor corporation shall expressly assume in writing, as Guarantor, the due and punctual payment of the principal of and interest on the Installment Note, according to its terms, and the due and punctual performance and observance of all of the covenants and conditions of the Installment Sales Agreement, dated December 8, 1986 among Alleghany, the Guarantor and MLPF&S, and a copy of such instrument of assumption shall promptly be furnished to the registered holder of the Installment Note, and (ii) immediately after giving effect to such transaction, no event of default under the terms of the Installment Note, and no event which, with notice or lapse of time or both, would become such event of default shall have happened and be continuing.

      In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Guarantor, with the same effect as if it had been named herein and in the Installment Note as the Guarantor, and the predecessor corporation, except in the event of a conveyance by way of lease, shall be relieved of any further obligation hereunder and under the Installment Note.

      The Guarantor shall be subrogated to all the rights of the holder of the Installment Note against the Company in respect of any amount paid by the Guarantor pursuant to the provisions of this Guarantee.

      The obligations of the Guarantor hereunder shall rank PARI PASSU with all unsecured, unsubordinated indebtedness of the Guarantor.

      The Guarantor agrees to reimburse the registered holder of the Installment Note for any and all costs and expenses of collection, including reasonable attorneys' fees and expenses, paid or incurred by such registered holder in connection with collection and enforcement of this Guarantee.

      Any notice given by the registered holder of the Installment Note shall be in writing and by registered or certified mail and delivered to the Guarantor at One Liberty Plaza, 165 Broadway, New York, New York 10080, Attention: Corporate Secretary.

      This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

      Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same the valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.

      This Guarantee shall not be valid or become obligatory for any purpose until the Installment Note to which it is attached has been fully executed.

      IN WITNESS WHEREOF, MERRILL LYNCH & CO., INC. has caused this Guarantee to be executed in its corporate name by its Treasurer, its corporate seal to be impressed hereon, attested by its Secretary or by one of its Assistant Secretaries.

Dated as of December 8, 1986

                                        MERRILL LYNCH & CO., INC.


                                   By:  [Signature Indecipherable]
                                        -----------------------------------
                                           (Treasurer)

(SEAL)



Attest: [Signature Indecipherable]
        -----------------------------
            Assistant Secretary

                                                                     EXHIBIT C-2

                              AMENDMENT NO. 2 TO
                         INSTALLMENT SALES AGREEMENT,
                    INSTALLMENT NOTE NO. 001 AND GUARANTEE

      This AMENDMENT NO. 2 ("Amendment") made as of this 20th day of October, 1997, by and among ALLEGHANY FUNDING CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, a Delaware corporation ("MLPF&S), and MERRILL LYNCH & CO., INC., a Delaware corporation ("ML&Co.").

                             W I T N E S S E T H:

       WHEREAS, Alleghany Corporation, a Delaware corporation ("Alleghany"), sold 1,606,800 shares of common stock of American Express Company (the "Shares") to MLPF&S pursuant to the Installment Sales Agreement dated as of December 8, 1986 by and among Alleghany, MLPF&S and ML& Co. (the "Agreement");

       WHEREAS, MLPF&S issued Installment Note No. 001 dated January 7, 1987 in the Principal Sum of $91,535,343.54 (the "Note") to Alleghany;

       WHEREAS, ML&Co. unconditionally guaranteed the due and prompt payment of principal and interest on the Note in accordance with the terms of its Guarantee dated December 8, 1986, attached to the Note (the "Guarantee"; such term shall not be deemed to include the guarantee of ML&Co. to the extent that it relates to Installment Note No. 002, issued to The Shelby Insurance Company); WHEREAS, pursuant to Amendment No. 1 to Installment Sales Agreement, Installment Note No. 001 and Guarantee made as of August 14, 1990, Alleghany, MLPF&S and ML&Co. made certain amendments to the Agreement, the Note and the Guarantee;

       WHEREAS, Alleghany has transferred the Note and its rights pursuant to the Agreement to the Company; and

       WHEREAS, the parties hereto desire to further modify certain provisions of the Agreement, the Note and the Guarantee;

       NOW,   THEREFORE,   in   consideration  of  the  premises  and  covenants
hereinafter set forth, the parties hereto agree as follows:

(1)   MATURITY DATE

       The Maturity Date of the Note is hereby extended to January 22, 2007. The Maturity Date shall be extendible to January 22, 2010 at the option of the Company by written notice to MLPF&S and ML&Co. in accordance with Section 10 of the Agreement on any business day on or after January 1, 2006 and on or prior to January 31, 2006; PROVIDED, HOWEVER, that for purposes of this Section 1, written notice delivered by The Chase Manhattan Bank, as Collateral Agent (the "Collateral Agent") under Section 5.4 of that certain Intercreditor and Collateral Agency Agreement, dated as of October 20, 1997, among the Collateral Agent, Barclays Bank PLC and the Company, also shall be deemed to constitute a permissible extension of the Maturity Date. All other terms of the Note shall remain in full force and effect in accordance with the provisions thereof.

(2)   INTEREST RATE

       The definitions of "Reference Rate" and "Alternate Reference Rate" are amended as follows:

            The "Reference Rate" means, with respect to any Interest Determination Date, the rate for 30 day commercial paper published in H.15(519) under the heading "Commercial Paper-Nonfinancial." In the event that such rate is not published by 3:00 P.M., New York City time, on the related Interest Determination Date, then the Reference Rate on such Interest Determination Date will be the rate for 30 day commercial paper as published in Composite Quotations under the heading "Commercial Paper." If such rate is not yet published in either H.15(519) or Composite
      Quotations by 3:00 P.M., New York City time, on the related Interest Determination Date, then the Alternate Reference Rate on such Interest Determination Date will be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Company for 30 day commercial paper for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Company are not quoting as mentioned in this sentence, the Base Rate determined as of such Interest Determination Date will be the Base Rate in effect on such Interest Determination Date.

(3)   GUARANTEE

       The terms of the Guarantee shall remain in full force and effect in accordance with its terms and shall apply to the Note as revised by this Amendment, until full payment of principal of and interest on the Note, whether at maturity (as extended or extendible, as the case may be, in accordance with the provisions of Section 1 of this Amendment) or upon acceleration or otherwise.

(4)   TAX LIABILITY

       The Company acknowledges and agrees that neither MLPF&S not ML&Co. shall have any responsibility or liability for any federal, state or local taxes, including stock transfer taxes, if any, resulting from the sale of the Shares to MLPF&S or the amendment of the Agreement, the Note or the Guarantee.

(5)   BINDING EFFECT

       This Amendment shall be construed in accordance with the laws of the State of New York and shall be binding upon the parties hereto and their respective heirs, legal representatives and successors. This Amendment may be executed in counterparts, and each such counterpart will become a binding agreement between the parties hereto in accordance with its terms.

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

                                    ALLEGHANY FUNDING CORPORATION


                                    By:-----------------------------



                                    MERRILL LYNCH, PIERCE, FENNER &
                                       SMITH INCORPORATED


                                    By:-----------------------------



                                    MERRILL LYNCH & CO., INC.


                                    By:-----------------------------

                                                                     EXHIBIT C-3

                         INSTALLMENT SALES AGREEMENT


       AGREEMENT ("Agreement") made as of this 8th day of December, 1986, by and among ALLEGHANY FINANCIAL CORPORATION, a Delaware corporation, (the "Seller"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, a Delaware corporation (the "Purchaser") and MERRILL LYNCH & CO., INC., a Delaware corporation (the "Guarantor").

                             W I T N E S S E T H


      WHEREAS, the Seller desires to sell all or a part of 1,606,800 shares of common stock of American Express Company (the "Shares") to the Purchaser; and

      WHEREAS, subject to and on terms and conditions contained herein, the Purchaser desires to purchase all or part of the 1,606,800 Shares;

      NOW, THEREFORE, in consideration of the premises and covenants hereinafter set forth, the parties hereto agree as follows:

1.    SALE AND PURCHASE OF STOCK

       The Seller hereby agrees to sell, transfer and assign such aggregate number of the Shares to the Purchaser as shall from time to time be mutually agreed upon pursuant to one or more Confirmations, as provided in Section 9 hereof, and the Purchaser hereby agrees to purchase and accept such Shares, subject to the terms and conditions herein set forth.

2.  PURCHASE  PRICE AND PAYMENT

      The purchase price for the Shares shall be as set forth in the applicable Confirmation. The Purchaser will pay the purchase price to the Seller in accordance with the terms of an installment sale note payable to the Seller, or to the Seller's registered assigns; such note shall initially be in the form of Exhibit A hereto (the "Temporary Note"), such Temporary Note to be delivered to the Seller as provided in Section 9 hereof. On January 7, 1987, or on such later date as shall be mutually agreed upon by the Purchaser and the Seller (the "Exchange Date"), but in no event later than January 15, 1987, the Purchaser shall deliver to the Seller, in exchange for the Temporary Note, a definitive note or notes in the form of Exhibit B hereto (the "Definitive Notes"; as used herein the term "Installment Note" shall refer to the Temporary Installment Note prior to the Exchange Date and to the Definitive Notes from and after the Exchange Date). Payments of interest and principal due under the Installment Notes shall be unconditionally guaranteed by the Guarantor, as provided in the Guarantees which are a part of each of the Installment Notes (the "Guarantees").

3.    REPRESENTATIONS AND WARRANTIES OF THE SELLER

      In addition to all other warranties provided by law, the Seller represents and warrants to the Purchaser that:

      (a) The Seller is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation.

      (b) The Seller has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite corporate action. This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the Seller nor any of its subsidiaries is a party to, subject to, or bound by any agreement or contract, or any judgment, order, writ, injunction or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this Agreement by the Seller and which could prevent the carrying out of this Agreement.

      (c) The Seller is the owner of and has good and marketable title to the Shares, free and clear of any pledge, lien, encumbrance or claim whatsoever, and has full authority to enter into this Agreement and to convey the Shares to the Purchaser; and upon delivery of the Shares to the Purchaser, the Purchaser will receive good and marketable title to the Shares, free and clear of any pledge, lien, encumbrance or claim whatsoever (except for such as may arise through the Purchaser).

      (d) The Seller is not an "affiliate" (as defined in subsection (a)(l) of Rule 144 promulgated under the Securities Act of 1933 ("Rule 144")) of American Express Company.

      (e) The Seller, together with its tax counsel, has made an independent determination of all federal, state and local tax consequences relating to the sale of the Shares pursuant to this Agreement, and neither the Purchaser nor the Guarantor has made any representations or warranties or provided any information with respect to such tax consequences.

      (f) The Seller has not made, and will not make, any payment to any person in connection with the offer or sale of the Shares, other than as provided herein.

      (g) The Seller has not solicited or arranged for, and will not solicit or arrange for, the solicitation of orders to buy the Shares in anticipation of or in connection with this transaction.

      (h) The Seller is not required to register as an investment company under the Investment Company Act of 1940, and the transactions contemplated by this Agreement will not constitute a violation of, or be voidable under, any provisions of such Act, of any rule or regulation promulgated under such Act, or of any order of the Securities and Exchange Commission, applicable to the Seller.

      (i) The Seller is familiar with the requirements of Rule 145 promulgated under the Securities Act of 1933 and represents that the Shares are eligible for sale under subsection (d)(2) of such Rule.

      (j) The Seller has received each of the documents described on Schedule A attached hereto.

      (k) The Seller has given any required notices, opinions or certifications, has received all consents which may be required by, and has performed all other agreements or covenants pursuant to, any agreements which it may have with American Express Company necessary to permit the sale of the Shares: and no approvals or filings, other than those which may have been required to be obtained from or made with American Express Company, are necessary to permit the sale of the Shares.

      (l) On each Confirmation Date (hereafter defined) all representations and warranties of the Seller contained herein shall be true and correct with the same force and effect as though expressly made at and as of such Confirmation Date.

4.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
               AND THE GUARANTOR

      In addition to all other warranties provided by law, the Purchaser and the Guarantor represent to the Seller that:

      (a) Each of the Purchaser and the Guarantor is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation.

      (b) The Purchaser has full corporate power and authority to enter into this Agreement and the Installment Notes and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Installment Notes by the Purchaser have been duly authorized by all requisite corporate action. This Agreement constitutes, and the Installment Notes when issued against payment of the consideration set forth herein will constitute, legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the Purchaser nor any of its subsidiaries is a party to, subject to, or bound by any agreement or contract, or any judgment, order, writ, injunction or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this Agreement or the Installment Notes by the Purchaser and which could prevent the carrying out of this Agreement or the Installment Notes.

      (c) The Guarantor has full corporate power and authority to enter into this Agreement and the Guarantees and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Guarantees by the Guarantor have been duly authorized by all requisite corporate action. This Agreement and the Guarantees constitute legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Neither the Guarantor nor any of its subsidiaries is a party to, subject to, or bound by any agreement or contract, or any judgment, order, writ, injunction or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this Agreement or the Guarantees by the Guarantor and which could prevent the carrying out of this Agreement or the Guarantees.

      (d) On each Confirmation Date (hereafter defined) all representations and warranties of the Purchaser contained herein shall be true and correct with the same force and effect as though expressly made at and as of such Confirmation Date.

5.    TAX LIABILITY

      The Seller acknowledges and agrees that the Purchaser and the Guarantor shall have no responsibility or liability for any federal, state or local taxes, including stock transfer taxes, if any, resulting from the sale of the Shares to the Purchaser provided for herein.

6.    TRANSFERS OF THE INSTALLMENT NOTES

      The Seller agrees that each Installment Note will bear a legend stating that such note has not been registered under the Securities Act of 1933 and may not be sold, pledged, hypothecated or otherwise transferred unless registered pursuant to such Act or unless an exemption from such registration is available. The Seller represents to the Purchaser and the Guarantor that it is acquiring the Installment Notes for its own account (and not for the account of others), for investment and not with a view to the distribution thereof and that it will not sell or dispose of all or any part of the Installment Notes without delivering to the Purchaser an opinion of counsel (reasonably satisfactory to the Purchaser) to the Seller, in form and substance reasonably satisfactory to the Purchaser and to counsel for the Purchaser, that such proposed sale or disposition is exempt from the provisions of Section 5 of the Securities Act of 1933, as amended; PROVIDED, HOWEVER, that the foregoing shall be subject to any requirement of law that the disposition of the property of the holder of Installment Notes shall at all times be and remain within its control.

      Notwithstanding the foregoing, the Seller shall give the Purchaser and the Guarantor at least 5 business days' prior notice of its intention to sell any Installment Notes ("Seller's Notice"). The Seller's Notice shall set forth the name of each party which the Seller is to invite to bid on such Installment Notes, and shall state the date and time when such invitations to bid shall be terminated (the "Close of Bidding"). As soon as practicable following the Close of Bidding, unless the Seller determines to withdraw the Seller's Notice because it is not prepared to sell the Installment Notes on the basis of the bids received, the Seller shall give oral notice to the Purchaser and to the Guarantor as to (i) the name of each party which has submitted a bid for the Installment Notes and (ii) the price bid on such Installment Notes by each such party. Either the Purchaser or Guarantor may, by oral notice to the Seller (promptly confirmed in writing), within one hour (during normal business hours) of their receipt of such notice from the Seller, agree to purchase such Installment Notes from the Seller at a price equal to the highest bid price. If such Installment Notes are so purchased by either the Purchaser or the Guarantor, the Purchaser or the Guarantor, as the case may be, shall be free to resell such Installment Notes, and such resales may be made to parties who have previously submitted bids on such Installment Notes to the Seller. The closing of any such sale of Installment Notes to the Purchaser or the Guarantor shall occur at a date within five business days thereafter and at a place within The City of New York, as provided by written notice to the Seller from the Purchaser or the Guarantor, as the case may be. If neither the Purchaser nor the Guarantor exercise such right to purchase the Installment Notes, the Seller shall be free to sell the Installment Notes identified in the Seller's Notice, but only to the highest bidder named in such Notice.

      The Seller also agrees that, in the event the Seller intends to pledge any Installment Note as collateral for a bank borrowing, the Seller shall give notice to the Guarantor and the Purchaser at least seven business days prior to attempting to arrange any such pledge, and (with due consideration for the Seller's agreements with the banks under which the Seller has commitments under lending agreements) shall consult and cooperate with the Guarantor and the Purchaser to avoid any disruption in the normal banking relations of the Guarantor and the Purchaser. Notwithstanding the above, the Seller agrees that it will not pledge any Note or Notes in an aggregate principal amount of more than $50,000,000 on a non-recourse basis to any single bank without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

      The provisions of this Section 6 shall not apply to sales, pledges, hypothecations or other transfers of Installment Notes by the Seller to or with any of its subsidiaries as to which, at such time and thereafter (for as long as such subsidiary holds any such Installment Notes), 50% or more of the shares of Voting Stock (as defined in the Guarantees) are owned directly or indirectly by the Seller, provided, however, that any sale, pledge, hypothecation or other transfer of Installment Notes by any such subsidiary may be effected only in accordance with the provisions of this Section 6.

7.    LEGAL OPINIONS

      On the Settlement Date referred to in Section 9 hereof, Dorsey & Whitney, counsel for the Seller, shall furnish to the Purchaser an opinion, dated the Settlement Date and in form and substance satisfactory to the Purchaser, to the effect that:

      (a) This Agreement has been duly authorized by all necessary corporate action on the part of the Seller, has been duly executed and delivered by the Seller, and constitutes a valid and binding obligation of the Seller enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (b) Upon delivery of the Shares to the Purchaser, the Purchaser will receive good and marketable title to the Shares, free and clear of any pledge, lien, encumbrance or claim whatsoever (except for such which may arise through the Purchaser).

      (c) The Seller is not required to register as an investment company under the Investment Company Act of 1940, and the transactions contemplated by this Agreement will not constitute a violation of, or be voidable under, any provisions of such Act, of any rule or regulation promulgated under such Act, or, to such counsel's knowledge, of any order of the Securities and Exchange Commission, applicable to the Seller.

      (d)   The Shares are eligible for sale pursuant to Rule 145 (d)(2).

      On the Settlement Date referred to in Section 9 hereof, Brown & Wood, counsel for the Purchaser and the Guarantor, shall furnish to the Seller an opinion, dated the Settlement Date and in form and substance satisfactory to the Seller, to the effect that:

      (a) This Agreement and the Installment Notes have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and this Agreement constitutes, and the Installment Notes when issued against payment of the consideration set forth herein will constitute, valid and binding obligations of the Purchaser enforceable in accordance with their terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (b) This Agreement and the Guarantees have been duly authorized by all necessary corporate action on the part of the Guarantor. This Agreement has been duly executed and delivered by the Guarantor, and this Agreement constitutes, and the Guarantees upon issuance of the Installment Notes against payment of the consideration set forth herein will constitute, valid and binding obligations of the Guarantor enforceable in accordance with their terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (c) After the Exchange Date, upon issuance of the Definitive Notes, each of the Installment Notes shall be a negotiable instrument within the meaning of Article 3 of the New York Uniform Commercial Code.

8.    GENERAL CREDITOR STATUS

      The Seller acknowledges that, with respect to the Purchaser's obligations under Section 2 of this Agreement, the Seller will be an unsecured general creditor of the Purchaser; and the Seller realizes that it will not be entitled to the protections accorded by the Securities investor Protection Act of 1970, or to the coverage provided by any insurance policy maintained by the Purchaser for the benefit of its customers. The Seller further acknowledges that, in the case of any claim which it may have against the Guarantor by reason of the Guarantees provided under Section 2 of this Agreement and by reason of the Guarantees accompanying the Installment Notes, the Seller will be an unsecured general creditor of the Guarantor, except as otherwise provided pursuant to the terms of the Guarantees.

9.    PROCEDURES WITH RESPECT TO SETTLEMENT AND CONFIRMATION

      As of 4:00 P.M. on December 18, 1986, or at such later time or date as the Seller and Purchaser shall agree (the "Settlement Date"), at the offices of Brown & Wood, One World Trade Center, New York, New York, (i) the Purchaser shall deliver to the Seller the duly executed Temporary Note, with the Guarantee duly executed by the Guarantor attached thereto and (ii) each counsel mentioned in Section 7 shall deliver its respective opinion. In the event that the Seller receives any dividend or other distribution with respect to the Shares based on an ex-dividend date occurring after the date of the applicable Confirmation Settlement Date (hereafter defined), the Seller shall pay or deliver the same to the Purchaser.

      From time to time after the Settlement Date, the Seller and the Purchaser shall agree to the sale of a certain number of Shares to the Purchaser pursuant to the terms of a confirmation delivered from the Purchaser to the Seller in the form attached hereto as Exhibit D (a "Confirmation"). The Purchaser shall thereby authorize the Seller to increase the principal amount of the Temporary Note on Schedule I thereto by an amount (each such amount being hereafter referred to as an "Endorsed Amount") equal to the Aggregate Purchase Price for the shares (which shall reflect a reduction for the fee payable to the Securities and Exchange Commission with respect to the transfer of shares) as set forth on such Confirmation on a date five business days after the date of the Confirmation (the "Confirmation Settlement Date"). On each Confirmation Settlement Date the Seller shall deliver to the Purchaser a certificate or certificates representing the number of Shares sold pursuant to each Confirmation, with such endorsements or stock transfer powers as may be required to constitute good delivery, along with a signed counterpart of the Confirmation and a copy of Schedule I to the Temporary Note revised to reflect such Confirmation.

10.   NOTICES AND PAYMENTS

      All notices and payments made pursuant to this Agreement shall be duly made and given if sent to the parties at the addresses set forth below, or as set forth in any notice of change of address given in writing:

              IF TO THE SELLER:

              Park Avenue Plaza
              New York, New York  10055
              Attn:  Treasurer's Office

              IF TO THE PURCHASER:

              One Liberty Plaza
              165 Broadway
              New York, New York  10080
              Attn:  Treasurer

              IF TO THE GUARANTOR:

              One Liberty Plaza
              165 Broadway
              New York, New York  10080
              Attn:  Corporate Secretary

      Any oral notices given pursuant to Section 6 hereof shall be given to the Purchaser and to the Guarantor if given to Richard W. Carrington at (212) 637-0996, or in his absence or unavailability, to the Treasurer of Merrill Lynch & Co., Inc. and to the Seller if given to John J. Burns, Jr. at (212) 752-1356, or in his absence or unavailability, to any Vice President of the Seller or to such other persons as the parties hereto may from time to time give notice in writing.

11.   ASSIGNMENT

      This Agreement may not be assigned by any of the parties hereto, and is intended only for the benefit of the parties hereto and of their respective successors and assigns.

12.   BINDING EFFECT

      This Agreement shall be construed in accordance with the laws of the state of New York and shall be binding upon the parties hereto and their respective heirs, legal representatives and successors. This Agreement may be executed in counterparts, and each such counterpart will become a binding agreement between the parties hereto in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                 ALLEGHANY FINANCIAL CORPORATION


                                 By: /S/ DAVID B. CUMING
                                     ----------------------------------
                                     Title:   President


                                 MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED


                                 By: [SIGNATURE INDECIPHERABLE]
                                     ----------------------------------
                                     (Authorized Representative)


                                 MERRILL LYNCH & CO., INC.


                                 By: [SIGNATURE INDECIPHERABLE]
                                     ----------------------------------
                                     Vice President and Treasurer

                                                                      SCHEDULE A

            DOCUMENTS DELIVERED TO ALLEGHANY FINANCIAL CORPORATION

      1.    1985 Annual Report to Shareholders of Merrill Lynch & Co., Inc.

      2. Quarterly Reports to Shareholders of Merrill Lynch & Co., Inc. for the first three quarters of 1986.

      3. Annual Report of Merrill Lynch & Co., Inc. on Form 10-K for the year ended December 7, 1985.

      4. Quarterly Reports of Merrill Lynch & Co., Inc. on Form 10-Q for the quarters ended March 28, 1986, June 7, 1986 and September 26, 1986 and Forms 8 dated March 12, 1986, May 16, 1986 and August 21, 1986.

      5. Balance Sheet data for Merrill Lynch, Pierce, Fenner & Smith Incorporated as of December 27, 1985, and September 26, 1986.

      6. Prospectus, dated November 13, 1986, relating to 6 3/4% Notes due December 1, 1990 of Merrill Lynch & Co., Inc.

      7.    Press release, dated December 9, 1986, of Moody's Investor Services,
            Inc.

      8.    Press release, dated December 9, 1986, of Merrill Lynch & Co., Inc.

                                     A-1
                                                                       EXHIBIT A


                          TEMPORARY INSTALLMENT NOTE

THIS TEMPORARY INSTALLMENT NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THAT ACT, PROVIDED, HOWEVER, THAT THE FOREGOING SHALL BE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OF THIS TEMPORARY INSTALLMENT NOTE SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL.



Principal Amount:      (set forth in                   Date: December 15, 1986
                       Schedule I hereto as
                       it may be amended from
                       time to time as described
                       herein)

      FOR VALUE RECEIVED, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Company") hereby promises to pay to ALLEGHANY FINANCIAL CORPORATION ("Alleghany"), or registered assigns, the principal amount, as set forth in
Schedule I hereto as it may be amended from time to time pursuant to the terms of an Installment Sales Agreement dated as of December 8, 1986 (the "Installment Sales Agreement"), among the Company, Alleghany and Merrill Lynch & Co., Inc. (the "Guarantor"), of this temporary installment note ("Installment Note") on January 19, 1994, and to pay interest on the unpaid principal amount hereof until such principal amount has been paid in full or made available for payment. Interest shall be payable to the person to whom this Installment Note is registered as of the close of business on the Wednesday (whether or not a Business Day (as hereinafter defined)) next preceding an Interest Payment Date (as hereinafter defined). Interest on this Installment Note will accrue with respect to any portion of the principal amount hereof from the date on which such portion of the principal amount is duly endorsed on Schedule I hereto as provided herein (each such date being referred to herein as the "original issue date" with respect to such portion of the principal amount) and will be payable on January 7, 1987 and on each succeeding fourth Wednesday after such date, except that if such fourth Wednesday is not a Business Day, then interest shall be paid on the immediately preceding Business Day (an "Interest Payment Date"). Each portion of the principal amount hereof which is duly endorsed on this Installment Note is referred to herein as an "Endorsed Amount". Interest payments shall include interest accrued from and including the original issue date with respect to each Endorsed Amount in the case of the first interest payment with respect to such Endorsed Amount, and from and including the immediately preceding Interest Payment Date in the case of all subsequent interest payments with respect to such Endorsed Amount, through and including the day immediately prior to each Interest Payment Date. Each period for which interest is payable with respect to an Endorsed Amount is hereinafter referred to as an "Interest Period". Interest will be computed based upon a 360-day year and the actual number of days in each respective Interest Period with respect to each Endorsed Amount and the Interest Rate (as hereinafter defined) for such Interest Period. The "Interest Rate" on the Installment Notes for each Interest Period will be equal to the sum of the following, rounded to four decimal places: (x) the Base Rate (as hereinafter defined) as determined for the second Business Day immediately preceding the first day of each Interest Period (the "Interest Determination Date"), plus (y) 0.125%. The "Base Rate" shall be determined in accordance with the following formula which converts a rate quoted on a discount basis to a certificate of deposit equivalent basis (i.e., converting a quoted discount rate to an interest rate on a basis of actual days divided by a 360-day year):

                                R
                          ------------
                           R      DAYS
                     1 -  ----    ----
                         (100%  x 360 )

where:

         R   =   The Reference  Rate,  or if  not  determinable,  the  Alternate
                 Reference  Rate  (as   both  are   hereinafter  defined)  on a
                 discount basis and expressed as a percentage.

      Days   =   The actual number  of days in the  Interest  Period  for  which interest is being calculated.

      The "Reference Rate" shall be equal to the one-month Commercial Paper Rate for firms whose bond rating is "AA" or the equivalent as reported for the Interest Determination Date by the Federal Reserve Bank of New York and confirmed in "Federal Reserve Statistical Release -- Selected interest Rates -
H.15 (519)", published by the Board of Governors of the Federal Reserve System, or any successor publication.

      In the event that the Reference Rate cannot be determined for any Interest Period, the "Alternate Reference Rate" will be used for purposes of calculating the Base Rate. The Alternate Reference Rate will be equal to the arithmetic average of the one-month commercial paper discount rates, as quoted on or about 10:00 a.m. (New York time) on the Interest Determination Date by four leading commercial paper dealers selected by the Company, for firms whose bond rating is "AA" or the equivalent.

      If the Reference Rate and Alternate Reference Rate cannot be determined, the then current Interest Rate on the Installment Notes will remain in effect until the next Interest Period for which either the Reference Rate or the Alternate Reference Rate can be determined.

      The Company will communicate or furnish to the registered holder hereof, as soon as practicable, the calculation of the Interest Rate and the amount of interest payable for each Interest Period.

      Payments of principal and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of interest will be made by wire transfer in immediately available funds to such account of the registered holder hereof in the United States of America as the registered holder hereof shall designate to the Company in writing.

      The principal hereof shall be paid on the maturity date in immediately available funds against presentation of this Installment Note at the offices of the Company located at One Liberty Plaza, 165 Broadway, New York, New York 10080, or at such other office or agency of the Company as the Company shall designate by written notice to the registered holder hereof. The registered holder of this Installment Note or of any Installment Note or Installment Notes substituted therefor may at its option surrender the same, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, for registration of transfer or exchange at the principal office of the Company in New York, New York, and, within a reasonable time thereafter and without expense (other than transfer taxes, if any), receive in exchange therefor a new Installment Note or Installment Notes, each in the principal amount of $1,000,000, to the extent practicable, or any integral multiple thereof, dated as of the date to which interest has been paid on the Installment Note or Installment Notes so surrendered, or if no interest has yet been so paid, then dated the date hereof, and payable to such person or persons, or registered assigns, all as may be designated by such holder, for the same aggregate principal amount as the then unpaid principal amount of the Installment Note or Installment Notes so surrendered. The Company covenants and agrees to take and cause to be taken all action necessary to effect such exchanges, including, but not limited to, maintaining an office or agency in New York, New York where notices, presentations and demands to or upon the Company in respect of this Installment Note may be given or made and keeping a register for the registration and recordation of transfer of Installment Notes. Prior to presentment for registration of transfer, the Company may treat the person in whose name this Installment Note is registered as the owner of this Installment Note for the purpose of receiving payments of principal and interest on this Installment Note and for all other purposes whatsoever. The Company shall not be obligated to register any transfer of this Installment Note except upon transfer pursuant to an effective registration statement under the Securities Act of 1933 or an opinion, in form and substance satisfactory to the Company and its counsel, of counsel satisfactory to the Company that registration is not required under that Act.

      On January 7, 1987, or on such later date as shall be mutually agreed upon by the Company and Alleghany (the "Exchange Date"), but in no event later than January 15, 1987, the Company shall exchange this Temporary Installment Note for Definitive Installment Notes in forms and aggregate principal amounts (being not in excess of the aggregate principal amount of this Temporary Installment Note and subject to the other terms and conditions herein) as requested by such registered holder. Upon such exchange, this Temporary Installment Note shall be cancelled.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

      This Installment Note is not redeemable or subject to prepayment.

      The Company hereby irrevocably waives all rights of set-off against the registered holder hereof with respect to its obligation to make all payments of principal and interest required under this Installment Note.

      As used in this paragraph, "an Installment Note" or "Installment Notes" refers to installment sale notes, including this Installment Note, issued pursuant to the Installment Sales Agreement and to installment sale notes issued pursuant to any other sales agreement or sales agreements between such parties having terms and conditions substantially identical to the terms and conditions of the Installment Sales Agreement. "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest upon an Installment Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of an Installment Note when it becomes due and payable; or

            (3) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in the Installment Sales Agreement (but only so long as Alleghany is the holder of this Installment
      Note), the Guarantee, or this Installment Note (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Installment Note specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the registered holder hereof a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (4) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of their respective property, or ordering the winding-up or liquidation of their respective affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

            (5) the Company or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of their respective property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay their respective debts as they become due or shall take any corporate action in furtherance of any of the foregoing.

      If an Event of Default occurs and is continuing, then and in every such case, the registered holder of this Installment Note may declare the principal of this Installment Note to be due and payable immediately, by a notice in writing to the Company and the Guarantor, and upon any such declaration such principal shall become immediately due and payable, and, the Company will, upon demand of the registered holder of this Installment Note, pay to it the whole amount then due and payable on this Installment Note for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or rates borne by or provided for in this Installment Note, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable attorneys' fees and expenses.

      Any notice given by the registered holder hereof pursuant to any provision of this Installment Note shall be in writing and by registered or certified mail and delivered to the Company at One Liberty Plaza, 16S Broadway, New York, New York 10080, Attention: Treasurer; and to the Guarantor at One Liberty Plaza, 165 Broadway, New York, New York 10080, Attention: Corporate Secretary.

      This Installment Note and any replacement Installment Note shall be entitled to the benefit of the Guarantee of Merrill Lynch & Co., Inc. attached hereto. This Installment Note shall be governed by the laws of the State of New York.


                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED


                              By:-----------------------------------
                                  (Authorized Representative)

Seal]


Attest:-----------------------
         Assistant Secretary

                                  SCHEDULE I

                          ENDORSED PRINCIPAL AMOUNTS

            The following Endorsed Amounts of principal of the Temporary Note have been made under the Installment Sales Agreement pursuant to Confirmations from the Purchaser:


                                     Aggregate principal     Notation
Confirmation     Endorsed Amount     amount of Temporary     made on
Settlement       with respect to     Note following          behalf of
Date             Confirmation        Such Confirmation       Alleghany
------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

------------     ---------------     -------------------     ---------

                       [Executed Guarantee in the Form
                             of Exhibit C to the
                         Installment Sales Agreement]

                                                                       EXHIBIT B

Note No. ____

                               INSTALLMENT NOTE

THIS INSTALLMENT NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THAT ACT, PROVIDED, HOWEVER, THAT THE FOREGOING SHALL BE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF THE HOLDER OF THIS INSTALLMENT NOTE SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL.


Principal Sum $______________                            Date: January 7, 1987

      FOR VALUE RECEIVED, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Company") hereby promises to pay to ALLEGHANY FINANCIAL CORPORATION (" Alleghany"), or registered assigns, the Principal Sum of _____ on January 19, 1994, and to pay interest on the unpaid principal amount hereof until the Principal Sum hereof has been paid in full. Interest shall be payable to the person to whom this installment note ("Installment Note") is registered as of the close of business on the Wednesday (whether or not a Business Day (as hereinafter defined)) next preceding an Interest Payment Date (as hereinafter defined). Interest on this Installment Note will accrue from January 7, 1987 and will be payable on each succeeding fourth Wednesday after such date, except that if such fourth Wednesday is not a Business Day, then interest shall be paid on the immediately preceding Business Day (an "Interest Payment Date"). Interest payments shall include interest accrued from and including January 7, 1987 in the case of the first interest payment, and from and including the immediately preceding Interest Payment Date in the case of all subsequent interest payments, through and including the day immediately prior to each Interest Payment Date. Each period for which interest is payable is hereinafter referred to as an "Interest Period". Interest will be computed based upon a 360-day year and the actual number of days in the Interest Period and the Interest Rate (as hereinafter defined) for such Interest Period. The "Interest Rate" on the Installment Notes for each Interest Period will be equal to the sum of the following, rounded to four decimal places: (x) the Base Rate (as hereinafter defined) as determined for the second Business Day immediately preceding the first day of each Interest Period (the "Interest Determination Date"), plus (y) 0.125%. The "Base Rate" shall be determined in accordance with the following formula which converts a rate quoted on a discount basis to a certificate of deposit equivalent basis (i.e., converting a quoted discount rate to an interest rate on a basis of actual days divided by a 360-day year):

                                R
                          ------------
                           R      DAYS
                     1 -  ----    ----
                         (100%  x 360 )

where:

         R = The Reference Rate, or if not determinable, the Alternate Reference Rate (as both are hereinafter defined) on a discount basis and expressed as a percentage.

      Days = The actual number of days in the Interest Period for which interest is being calculated.

      The "Reference Rate" shall be equal to the one-month Commercial Paper Rate for firms whose bond rating is "AA" or the equivalent as reported for the Interest Determination Date by the Federal Reserve Bank of New York and confirmed in "Federal Reserve Statistical Release -- Selected Interest Rates -
H.15 (519)", published by the Board of Governors of the Federal Reserve System, or any successor publication.

      In the event that the Reference Rate cannot be determined for any Interest Period, the Alternate Reference Rate" will be used for purposes of calculating the Base Rate. The Alternate Reference Rate will be equal to the arithmetic average of the one-month commercial paper discount rates, as quoted on or about 10:00 a.m. (New York time) on the Interest Determination Date by four leading commercial paper dealers selected by the Company, for firms whose bond rating is "AA" or the equivalent.

      If the Reference Rate and Alternate Reference Rate cannot be determined, the then current Interest Rate on the Installment Notes will remain in effect until the next Interest Period for which either the Reference Rate or the Alternate Reference Rate can be determined.

      The Company will communicate or furnish to the registered holder hereof, as soon as practicable, the calculation of the Interest Rate and the amount of interest payable for each Interest Period.

      Payments of principal and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of interest will be made by wire transfer in immediately available funds to such account of the registered holder hereof in the United States of America as the registered holder hereof shall designate to the Company in writing.

      The principal hereof shall be paid on the maturity date in immediately available funds against presentation of this Installment Note at the offices of the Company located at One Liberty Plaza, 165 Broadway, New York, New York 10080, or at such other office or agency of the Company as the Company shall designate by written notice to the registered holder hereof. The registered holder of this Installment Note or of any Installment Note or Installment Notes substituted therefor may at its option surrender the same, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, for registration of transfer or exchange at the principal office of the Company in New York, New York, and, within a reasonable time thereafter and without expense (other than transfer taxes, if any), receive in exchange therefor a new Installment Note or Installment Notes, each in the principal amount of $1,000,000, to the extent practicable, or any integral multiple thereof, dated as of the date to which interest has been paid on the Installment Note or Installment Notes so surrendered, or if no interest has yet been so paid, then dated the date hereof, and payable to such person or persons, or registered assigns, all as may be designated by such holder, for the same aggregate principal amount as the then unpaid principal amount of the Installment Note or Installment Notes so surrendered. The Company covenants and agrees to take and cause to be taken all action necessary to effect such exchanges, including, but not limited to, maintaining an office or agency in New York, New York where notices, presentations and demands to or upon the Company in respect of this Installment Note may be given or made and keeping a register for the registration and recordation of transfer of Installment Notes. Prior to presentment for registration of transfer, the Company may treat the person in whose name this Installment Note is registered as the owner of this Installment Note for the purpose of receiving payments of principal and interest on this Installment Note and for all other purposes whatsoever. The Company shall not be obligated to register any transfer of this Installment Note except upon transfer pursuant to an effective registration statement under the Securities Act of 1933 or an opinion, in form and substance satisfactory to the Company and its counsel, of counsel satisfactory to the Company that registration is not required under that Act.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which-is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

      This Installment Note is not redeemable or subject to prepayment.

      The Company hereby irrevocably waives all rights of set-off against the registered holder hereof with respect to its obligation to make all payments of principal and interest required under this Installment Note.

      As used in this paragraph, "an Installment Note" or "Installment Notes" refers to installment sale notes, including this Installment Note, issued pursuant to an Installment Sales Agreement dated December 8, 1986 (the "Installment Sales Agreement"), among the Company, Alleghany and Merrill Lynch & Co., Inc. (the "Guarantor") and to installment sale notes issued pursuant to any other sales agreement or sales agreements between such parties having terms and conditions substantially identical to the terms and conditions of the Installment Sales Agreement. "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) default in the payment of any interest upon an Installment Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

      (2) default in the payment of the principal of an Installment Note when it becomes due and payable; or

      (3) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in the Installment Sales Agreement (but only so long as Alleghany is the holder of this Installment
            Note), the Guarantee, or this Installment Note (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Installment Note specifically dealt with) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the registered holder hereof a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (4) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of their respective property, or ordering the winding-up or liquidation of their respective affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

      (5) the Company or the Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Company or the Guarantor or for any substantial part of their respective property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay their respective debts as they become due or shall take any corporate action in furtherance of any of the foregoing.

      If an Event of Default occurs and is continuing, then and in every such case, the registered holder of this Installment Note may declare the principal of this Installment Note to be due and payable immediately, by a notice in writing to the Company and the Guarantor, and upon any such declaration such principal shall become immediately due and payable, and, the Company will, upon demand of the registered holder of this Installment Note, pay to it the whole amount then due and payable on this Installment Note for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or rates borne by or provided for in this Installment Note, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable attorneys' fees and expenses.

      Any notice given by the registered holder hereof pursuant to any provision of this Installment Note shall be in writing and by registered or certified mail and delivered to the Company at One Liberty Plaza, 165 Broadway, New York, New York 10080, Attention: Treasurer; and to the Guarantor at One Liberty Plaza, 165 Broadway, New York, New York 10080, Attention: Corporate Secretary.

      This Installment Note and any replacement Installment Note shall be entitled to the benefit of the Guarantee of Merrill Lynch & Co., Inc. attached hereto. This Installment Note shall be governed by the laws of the State of New York.

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED


                              By:------------------------------------
                                  Vice President

[Seal]


Attest:-----------------------
         Assistant Secretary

                       [Executed Guarantee in the Form
                             of Exhibit C to the
                         Installment Sales Agreement]

                                                                       EXHIBIT C


                                  GUARANTEE
                                      OF
                          MERRILL LYNCH & CO., INC.


      FOR VALUE RECEIVED, MERRILL LYNCH & CO., INC. (the "Guarantor"), a Delaware corporation, hereby unconditionally guarantees to Alleghany Corporation ("Allegheny"), or its registered assigns, as the registered holder of the installment note issued by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Installment Note"), to which this Guarantee has been attached in a principal amount not to exceed $94,535,343.54 and dated as set forth in such Installment Note, the due and prompt payment of the principal of and interest (including, in case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest, at the rate or rates borne by or provided for in the Installment Note) on the Installment Note, when and as the same shall become due and payable, whether at the maturity date for the payment of principal, upon declaration of acceleration or otherwise, according to the terms of the Installment Note. In case of the failure of Merrill Lynch, Pierce, Fenner & Smith Incorporated or any company which may have assumed the obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated (in either case, the "Company") under the Installment Note punctually to pay any such principal or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the maturity date for the payment of principal, upon declaration of acceleration or otherwise, according to the terms of the Installment Note and as if such payment were made by the Company.

      The Guarantor agrees that this Guarantee is intended to be a guarantee of payment and not a guarantee of collection. The Guarantor agrees that its obligations hereunder shall be unconditional, irrespective of the absence of any action to enforce the Installment Note, the award of any judgment against the Company or the existence of any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice (except as provided in the Installment Note) and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in the Installment Note and in this Guarantee. This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Installment Note, or any part thereof, is rescinded or must otherwise be returned by the registered holder of the Installment Note upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

      The Guarantor will not, and it will not permit any Subsidiary (as hereinafter defined) at any time directly or indirectly to, create, assume, incur or permit to exist any indebtedness for borrowed money secured by a pledge, lien or other encumbrance (any pledge, lien or other encumbrance being hereinafter in this paragraph referred to as a "lien") on the Voting Stock (as hereinafter defined) of any Subsidiary (other than a Subsidiary which, at the time of incurrence of such secured indebtedness, has a net worth, as determined in accordance with generally accepted accounting principles, of less than $3,000,000) without making effective provision whereby the Installment Note (and, if the Guarantor so elects, any other indebtedness ranking on a parity with the Installment Note) shall be secured equally and ratably with such secured indebtedness so long as such other indebtedness shall be so secured; provided, however, that the foregoing covenant shall not be applicable to liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith or which are less then $1,000,000 in amount, liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings or which involve claims of less than $1,000,000, or deposits to secure (or in lieu of) surety, stay, appeal or customs bonds.

      If the Guarantor shall hereafter be required to secure the Installment Note equally and ratably with any other indebtedness pursuant to the above paragraph, the Guarantor will promptly give notice to the registered holder of the Installment Note that the foregoing covenant has been complied with and will provide such registered holder of the Installment Note with an opinion of counsel stating that the foregoing covenant has been complied with and that any instruments executed by the Guarantor or any Subsidiary in the performance of the foregoing covenant comply with the requirements of the foregoing covenant.
      The Guarantor will not (a) sell, transfer or otherwise dispose of any shares of Voting Stock of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or permit MLPF&S to issue, sell, or otherwise dispose of any shares of its Voting Stock, unless, after giving effect to any such transaction, MLPF&S remains a Controlled Subsidiary (as hereinafter defined); or (b) permit MLPF&S to (i) merge or consolidate, unless the surviving company is a Controlled Subsidiary; or (ii) convey or transfer its properties and assets substantially as an entirety to any Person (as hereinafter defined), except to one or more Controlled Subsidiaries.

      For purposes hereof:

            "Controlled Subsidiary" means any corporation more than 80% of the outstanding Voting Stock, except for qualifying shares, of which shall at the time be owned directly or indirectly by the Guarantor.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Subsidiary" means any corporation of which at the time of determination the Guarantor and/or one or more Subsidiaries owns or controls directly or indirectly more than 50% of the shares of Voting Stock.

            "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation, provided that, for the purposes hereof, stock which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock whether or not such event shall have happened.

      The Guarantor may consolidate with, or sell or convey all or substantially all of its assets to, or merge with or into any other corporation provided that in any such case, (i) either (a) the Guarantor shall be the continuing corporation, or (b) the successor corporation shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such successor corporation shall expressly assume in writing, as Guarantor, the due and punctual payment of the principal of and interest on the Installment Note, according to its terms, and the due and punctual performance and observance of all of the covenants and conditions of the Installment Sales Agreement, dated December 8, 1986 among Alleghany, the Guarantor and MLPF&S, and a copy of such instrument of assumption shall promptly be furnished to the registered holder of the Installment Note, and (ii) immediately after giving effect to such transaction, no event of default under the terms of the Installment Note, and no event which, with notice or lapse of time or both, would become such event of default shall have happened and be continuing.

      In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Guarantor, with the same effect as if it had been named herein and in the Installment Note as the Guarantor, and the predecessor corporation, except in the event of a conveyance by way of lease, shall be relieved of any further obligation hereunder and under the Installment Note.

      The Guarantor shall be subrogated to all the rights of the holder of the Installment Note against the Company in respect of any amount paid by the Guarantor pursuant to the provisions of this Guarantee.

      The obligations of the Guarantor hereunder shall rank PARI PASSU with all unsecured, unsubordinated indebtedness of the Guarantor.

      The Guarantor agrees to reimburse the registered holder of the Installment Note for any and all costs and expenses of collection, including reasonable attorneys' fees and expenses, paid or incurred by such registered holder in connection with collection and enforcement of this Guarantee.

      Any notice given by the registered holder of the Installment Note shall be in writing and by registered or certified mail and delivered to the Guarantor at one Liberty Plaza, 165 Broadway, New York, New York 10080, Attention: Corporate Secretary.

      This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

      Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same the valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.

      This Guarantee shall not be valid or become obligatory for any purpose until the Installment Note to which it is attached has been fully executed.

      IN WITNESS WHEREOF, MERRILL LYNCH & CO., INC. has caused this Guarantee to be executed in its corporate name by its Treasurer, its corporate seal to be impressed hereon, attested by its Secretary or by one of its Assistant Secretaries.

Dated as of December 8, 1986

                              MERRILL LYNCH & CO., INC.


                              By:-------------------------------
                                 Treasurer

(Seal)


Attest:-----------------------
         Assistant Secretary

                                                                       EXHIBIT D


                            CONFIRMATION NO. ____


TO:   Alleghany Financial Corporation
      Park Avenue Plaza
      New York, New York 10055
      Attention: Treasurer's Office

                                                Date:

RE:   Installment Sales Agreement
      dated December 8, 1986

      Purchase of Common Stock of American Express Company:

                  Confirmation Settlement Date:

                  Number of Shares:

                  Purchase Price Per Share Net:

                  Securities and Exchange Commission Fee:

                  Aggregate Purchase Price (Endorsed Amount):

            In payment for the Shares described above, the undersigned hereby authorizes you to increase the aggregate principal amount of the Temporary Note by the Endorsed Amount stated above by endorsing Schedule I to the Temporary Note pursuant to the terms of the Installment Sales Agreement.

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED

                              By:-----------------------------------
                                 Title:

Accepted:

ALLEGHANY FINANCIAL CORPORATION

By:----------------------------
     Title:

                                                                       EXHIBIT D
(MULTICURRENCY -- CROSS BORDER)

                                            ISDA(R)
                         International Swap Dealers Association, Inc.
                                       MASTER AGREEMENT

                                 dated as of October 20, 1997

BARCLAYS BANK PLC and ALLEGHANY FUNDING CORPORATION have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.      INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any transactions.

2.      OBLIGATIONS

(a)     GENERAL CONDITIONS.

        (i) Each party will make each payment or delivery in each Confirmation to be made by it, subject to the other provisions of this Agreement.

        (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

        (iii) Each  obligation of each party under Section 2(a)(i) is subject to
        (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)     NETTING.  If on any date amounts would otherwise be payable:--

        (i)    in the same currency; and

        (ii)   in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions for such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)     DEDUCTIONS OR WITHHOLDING FOR TAX.

        (i) GROSS-UP. All payments under this Agreement shall be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

               (1)    promptly notify the other party ("Y") of such requirement;

               (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

               (3)  promptly  forward to Y an  official  receipt (or a certified
               copy),  or  other  documentation   reasonably  acceptable  to  Y,
               evidencing such payment to such authorities; and

               (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                      (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                      (B) the failure of a representation  made by Y pursuant to
                      Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

        (ii)   LIABILITY.  If:--

               (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

               (2)    X does not so deduct or withhold; and

               (3) a liability resulting from such Tax is assessed directly against X.

        then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.      REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)     BASIC REPRESENTATIONS.

        (i) STATUS. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

        (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this
        Agreement that it is required by this Agreement to delivery and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

        (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.

        (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

        (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitutes its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No event of Default or Potential event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule is being made by it for the purpose of this Section 3(f) is accurate and true.

4.      AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such governmental or taxing authority as the other party reasonably directs:--

        (i)  any  forms,   documents  or  certificates  relating  to  taxation
        specified in the Schedule or any Confirmation

        (ii)  any  other   documents   specified   in  the   Schedule  or  any
        Conformation; and

        (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification.

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORIZATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Documents to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.      EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity or such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

        (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

        (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party.

        (iii)  CREDIT SUPPORT DEFAULT.

               (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

               (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

               (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

        (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

        (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
        (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

        (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

        (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

               (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment or insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation  or (B)  is  not  dismissed,  discharged,  stayed  or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

        (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

               (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

               (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

        (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

               (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

               (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction:

        (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

        (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
        Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

        (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

        (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. In an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.      EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)     RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

        (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

        (ii) TRANSFER TO AVOID TERMINATION  EVENT. If either an Illegality under
        Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

        If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

        Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

        (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

        (iv)   RIGHT TO TERMINATE.  If:--

               (1) a transfer  under  Section  6(b)(ii)  or an  agreement  under
               Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

               (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)     EFFECT OF DESIGNATION.

        (i) If  notice  designating  an Early  Termination  Date is given  under
        Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

        (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)     CALCULATIONS.

        (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

        (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

        (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

               (1) FIRST METHOD AND MARKET QUOTATION. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

               (2) FIRST METHOD AND LOSS. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

               (3) SECOND METHOD AND MARKET QUOTATION. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party, if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

               (4) SECOND METHOD AND LOSS. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

        (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

               (1) ONE AFFECTED PARTY. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

               (2)    TWO AFFECTED PARTIES. If there are two Affected Parties:--

                      (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less
                      (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                      (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

               If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

        (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

        (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.      TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.      CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.      MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidence by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Section 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)     COUNTERPARTS AND CONFIRMATIONS.

        (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

        (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.     OFFICES:  MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.     EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.     NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated.--

        (i) if in writing and delivered in person or by courier, on the date it is delivered;

        (ii) if sent by telex, on the date the recipient's answerback is received;

        (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

        (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

        (v) if sent by electronic messaging system, on the date that electronic message is received.

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.     GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

        (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

        (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.     DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section  2(b),  in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

             BARCLAYS BANK PLC                  ALLEGHANY FUNDING CORPORATION
-----------------------------------------  -------------------------------------
              (Name of Party)                         (Name of Party)

By:  /s/ J. Robert Bredehl                 By: /s/ David B. Cuming
    ------------------------------             --------------------------------
      Name: J. Robert Bredehl                   Name: David B. Cuming
      Title: Managing Director                  Title: President
      Date: 10/20/97                            Date: 10/20/97

(MULTICURRENCY -- CROSS BORDER)
EXECUTION COPY

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                          dated as of October 20, 1997

                                     between

         BARCLAYS BANK PLC              a      ALLEGHANY FUNDING CORPORATION
                                        n
            ("PARTY A")                 d               ("PARTY B")

PART 1.  TERMINATION PROVISIONS.

(a)     "SPECIFIED ENTITY" means:

FOR PURPOSES OF            IN RELATION TO PARTY A:    IN RELATION TO PARTY B:
Section 5(a)(v):           None                       None
Section 5(a)(vi):          None                       None
Section 5(a)(vii):         None                       None
Section 5(b)(iv):          None                       None


(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will apply to Party A and will not apply to Party B.

(f) PAYMENTS OF EARLY TERMINATION. For the purpose of Section 6(e) of this Agreement:

        (i)    Market Quotation will apply.

        (ii)   The Second Method will apply.

(g)     "TERMINATION CURRENCY" means United States Dollars.

(h)     ADDITIONAL TERMINATION EVENT will not apply.

(i) ADDITIONAL EVENTS OF DEFAULT. There shall be added to Section 5(a) of the Agreement the following additional Events of Default:

        (ix)   INSTALLMENT NOTE DEFAULT.  With respect to Party B only:

                       (1) An Event of Default  designated (1) shall exist under
               the Installment Note dated January 7, 1987, as amended by an instrument dated August 14, 1990, and as further amended by an instrument dated October 20, 1997, of Merrill Lynch, Pierce Fenner & Smith Incorporated (the "Installment Note") and shall continue for a period of 15 days.

                       (2) An Event of Default  designated (2) shall exist under
               the Installment Note and shall continue for a period of 30 days.

                       (3) An Event of Default  designated (4) shall exist under
               the Installment Note and shall continue for a period of 30 days.

                       (4) An Event of Default  designated (5) shall exist under
               the Installment Note.

        (x) NOTE ACCELERATION. As to Party B only, the Floating Rate Secured Notes due 2007 of Alleghany Funding Corporation ("Issuer") shall have been declared due and payable as a consequence of an Event of Default under the Indenture dated as of October 20, 1997 between Issuer and The Chase Manhattan Bank, as Trustee, other than an Event of Default caused by a default in payment of any amount due hereunder by Party A."

        (j) EVENTS OF DEFAULT. Notwithstanding anything to the contrary in the Agreement, no Event of Default shall apply to Party B except those specified in Sections 5(a)(i), 5(a)(vii), 5(a)(ix) and 5(a)(x).

PART 2.  TAX REPRESENTATIONS.

(a)     PARTY A AND  PARTY B  PAYER  TAX  REPRESENTATIONS.  For the  purpose  of
        Section 3(e), each of Party A and Party B makes the following representation:

        It is not required by any application law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to
        Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PARTY A PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f), Party A makes the following representations:

        (i) The following representation applies to Party A with respect to that portion of its payments that are not attributable to Party A's U.S. trade or business:

               It is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provision or the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement.

               "SPECIFIED TREATY" means the income tax convention between the United States and the United Kingdom.

        (ii) The following representation applies to Party A with respect to that portion of its payments that are attributable to Party A's U.S. trade or business:

               Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the United States.

(c) PARTY B PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f), Party B makes the following representation:

        It is fully eligible for the benefits of the "Business Profits" or "Industrial and Commercial Profits" provision, as the case may be, the "Interest" provisionor the "Other Income" provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in the Specified Jurisdiction.

        "SPECIFIED TREATY" means the income tax convention between the United States and the United Kingdom.

        "SPECIFIED JURISDICTION" means the United Kingdom.

PART 3.  AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:

        (a) Tax forms, documents or certificates to be delivered are:

PARTY      FORM/DOCUMENT/CERTIFICATE           DATE BY WHICH TO BE DELIVERED
REQUIRED
TO
DELIVER
DOCUMENT
Party A    An executed United States Internal  Upon execution of this Agreement,
           Revenue Service Form 1001 (or any   and thereafter promptly upon
           successor thereto) with respect to  reasonable demand by Party B.
           any payments received or to be
           received by Party A that are not
           effectively connected or otherwise
           attributable to Party A's conduct
           of a trade or business in the
           United States.
Party A    An executed United States Internal  Upon execution of this Agreement,
           Revenue Service Form 4224 (or any   and thereafter promptly upon
           successor thereto) with respect to  reasonable demand by Party B.
           any payments received or to be
           received by Party A that are
           effectively connected or otherwise
           attributable to Party A's conduct
           of a trade or business in the
           United States.
Party B    An executed United States Internal  Upon execution of this Agreement,
           Revenue Service Form                and thereafter promptly upon
           W-9 (or any successor thereto)      reasonable demand by Party A.
           with respect to any payments
           received or to be received by
           Party B.


        (b)    Other documents to be delivered are:

PARTY      FORM/DOCUMENT/CERTIFICATE           DATE BY WHICH TO BE     COVERED
REQUIRED                                       DELIVERED               BY
TO                                                                     SECTION
DELIVER                                                                3(D)
DOCUMENT                                                               REPRE-
                                                                       SENTATION

Party A    Evidence reasonably satisfactory    Upon execution of this  Yes.
           to Party B, as to the incumbency    Agreement and, if
           and true signatures of the          requested, each
           signatories of Party A for this     Confirmation.
           Agreement, each Credit Support
           Document to which it is a party
           and each Confirmation.
Party B    Evidence reasonably satisfactory    Upon execution of this  Yes
           to Party A, as to the incumbency    Agreement and, if
           and true signatures of the          requested, each
           signatories of Party B for, and     Confirmation.
           the authority of Party B to
           execute, deliver and perform, this
           Agreement, each Credit Support
           Document to which it is a party
           and each Confirmation.
Party A    Copy of the annual report of Party  Promptly upon request.  Yes
and        A (in the case of Party A) or
Party B    Party B and Party B's Credit
           Support Provider, if any (in the
           case of Party B), containing
           annual audited consolidated
           financial statements of such
           entity for its most recently ended
           fiscal year (or, if the request to
           deliver such financial statements
           is received during the 120-day
           period following the end of its
           most recently ended fiscal year
           and such financial statements are
           not available, for the immediately
           preceding fiscal year), prepared
           in accordance with generally
           accepted accounting principles in
           the country in which such entity
           is organized, and certified by
           independent certified public
           accountants or chartered
           accountants.
Party A    Onion of Counsel to Party A         Upon execution and      Yes
           reasonably satisfactory to Party B. delivery of this
                                               Agreement.
Party B    Opinion of Counsel to Party B       Upon execution and      Yes
           reasonably satisfactory to Party A. delivery of this
                                               Agreement.
Party A    Such other documents as the other   Promptly upon request.  Yes
and        party may reasonably request in
Party B    connection with each Transaction
           so long as providing such
           documents would not materially
           prejudice the legal or commercial
           position of the party in receipt
           of the request as determined in
           good faith by such party.


PART 4.  MISCELLANEOUS.

(a)   ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

ADDRESSES  FOR  NOTICES  OF                       ADDRESSES FOR NOTICES OR
COMMUNICATIONS  TO PARTY A                        COMMUNICATIONS  TO PARTY B
The North Colonnade                               375 Park Avenue
Canary Wharf                                      New York, NY  10152
London E14 4BB, ENGLAND                           Attention:  David B. Cuming
Attention:  Swaps Documentation
                                                  Telephone No.:  212-752-1356
Telephone No.:  0171-773-6915/6904                Facsimile No.:  212-759-8149
Facsimile No.:  0171-773-6857/6858
Telex No.:  811234
Answerback:  BZWSEC-G

WITH A COPY IN THE CASE OF NOTICES OR
COMMUNICATIONS RELATING TO SECTIONS 5, 6, 7, 11
OR 13 TO:
General Counsel's Office
222 Broadway
New York, NY  10038

ADDRESSES FOR NOTICES OR COMMUNICATIONS TO PARTY A
    FOR U.S. DOLLAR AND CANADIAN DOLLAR
    TRANSACTIONS:

222 Broadway
New York, NY  10038
Attention:  Swap Operations

Telephone No.:  212-412-6910
Facsimile No.:  212-412-2677


(b)     PROCESS AGENT.  For the purpose of Section 13(c) of this Agreement

PARTY A APPOINTS AS ITS PROCESS              PARTY B APPOINTS AS ITS PROCESS
AGENT:  None.                                AGENT:  None

(c)     OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)     [MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement

        Party A is not a Multibranch Party.  Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent will be Party A unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document: Not Applicable.

(g)     CREDIT SUPPORT PROVIDER.

In relation to Party A, none.                In relation to Party B, none.

(h) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions under this Agreement with effect from the date of this Agreement.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. Each party and its Affiliates may share with each other any credit or other information concerning the other party and its Affiliates.

PART 5.  OTHER PROVISIONS.

(a) WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION.

(b) INCONSISTENCY. In the event of any inconsistency between any of the following documents, the relevant document first listed shall govern:
        (i) a Confirmation, (ii) this Schedule, (iii) the definitions incorporated by reference in a Confirmation or in this Agreement, and
        (iv) the printed form of ISDA Master Agreement.

(c) CONSENT TO RECORDING. Each party (i) consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, (ii) waives any further notice of such monitoring or recording, and (iii) agrees to notify (and, if required by law, obtain the consent of) its officers and employees with respect to such monitoring  or  recording.  Any  such  recording  may  be  submitted  in evidence to any court or in any Proceeding for the purpose of establishing any matters pertinent to this Agreement or any Transaction.

(d) MODIFIED REPRESENTATION. For purposes of Section 3(d) of this Agreement, the following shall be added, immediately prior to the period at the end thereof:

        "; provided that, in the case of financial statements delivered by Party A, such financial statements give a fair view of the state of affairs of the relevant entity to which they relate as at the date of such financial statements, and in the case of financial statements delivered by Party B, such financial statements fairly present the financial position of the relevant entity to which they relate as at the date of such financial statements".

(e) ADDITIONAL REPRESENTATIONS. For purposes of Section 3 of this Agreement, the following shall be added, immediately following paragraph (f) thereof:

               (g) It is an "eligible swap participant" within the meaning of Commodity Futures Trading Commission ("CFTC") Regulations Section 35.1(b)(2). Neither this Agreement nor any Transaction is one of a fungible class of agreements that are standardized as to their material economic terms, within the meaning of CFTC Regulations
               Section 35.2(b). The creditworthiness of the other party was or will be a material consideration in entering into or determining the terms of this Agreement and each Transaction, including pricing, cost or credit enhancement terms of the Agreement or Transaction, within the meaning of CFTC Regulations Section 35.2(c). It has entered into this Agreement (including each Transaction) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

(f) RELATIONSHIP BETWEEN THE PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

        (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or as a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

        (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

        (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(g) 1991 ISDA DEFINITIONS. The definitions and provisions contained in the 1991 ISDA Definitions (the "1991 ISDA Definitions") as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Agreement by reference. For these purposes, all references in the 1991 ISDA Definitions to a "Swap Transaction" shall be deemed to apply to each Transaction under this Agreement.

                                BARCLAYS BANK PLC

                              AMENDED CONFIRMATION

To:         Alleghany Funding Corporation

Attn:       Mr. Peter Sismondo

Fax No.:    (212) 759-8149

Date:       October 24, 1997

Reference:  BASIS 500282 / 114676

                              RATE SWAP TRANSACTION

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Barclays Bank PLC (London Head Office) ("Barclays") and Alleghany Funding Corporation (the "Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" for purposes of the Agreement referred to below.

THIS LETTER AGREEMENT AMENDS, RESTATES AND SUPERSEDES IN ITS ENTIRETY THE CONFIRMATION DATED OCTOBER 20, 1997 (REF. NO. BASIS 500282 / 114676) AND EVIDENCES A COMPLETE BINDING AGREEMENT BETWEEN BARCLAYS AND COUNTERPARTY AS TO THE TERMS OF THE TRANSACTION DESCRIBED BELOW.

This Confirmation supplements, forms a part of, and is subject to the 1992 Master Agreement dated as of October 20, 1997 between Barclays and Counterparty (the "Agreement"). All provisions of the Agreement shall govern this Confirmation, except as expressly modified below.

The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern for purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 1991 ISDA Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 1991 ISDA Definitions shall have the respective meanings assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

Each party hereto represents and warrants to the other party hereto that, in connection with the Transaction, (i) it has and will continue to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it deems necessary, and it has and will continue to make its own investment, hedging and trading decisions (including without limitation decisions regarding the appropriateness and/or suitability of the Transaction) based upon its own judgment and upon any advice from such advisors as it deems necessary, and not in reliance upon the other party hereto or any of its branches, subsidiaries or affiliates or any of their respective officers, directors or employees, or any view expressed by any of them, (ii) it has evaluated and it fully understands all the terms, conditions and risks of the Transaction, and it is willing to assume (financially and otherwise) all such risks, (iii) it has and will continue to act as principal, and not agent of any person, and the other party hereto and its branches, subsidiaries and affiliates have not and will not be acting as a fiduciary or financial, investment, commodity trading or other advisor to it and (iv) it is entering into the Transaction for purposes of hedging its assets or liabilities or in connection with a line of business, and not for the purpose of speculation.

            The terms of the particular Transaction to which this Confirmation relates are as follows:
--------------------------------------------------------------------------------

A.                                         TRADE DETAILS
--------------------------------------------------------------------------------

NOTIONAL AMOUNT:
--------------------------------------------------------------------------------

   Floating Rate Payer (A) Notional        USD 80,000,000
   Amount:

   Floating Rate Payer (B) Notional        USD 86,232,000
   Amount:
--------------------------------------------------------------------------------

TRADE DATE:                                October 17, 1997
--------------------------------------------------------------------------------

EFFECTIVE DATE:                            October 20, 1997
--------------------------------------------------------------------------------

TERMINATION DATE:                          January   22,   2007;   subject   to
                                           adjustment  in  accordance  with the
                                           Following Business Day Convention
--------------------------------------------------------------------------------

FLOATING AMOUNTS (A):
--------------------------------------------------------------------------------

   Floating Rate Payer (A):                Barclays

   Floating Rate Payer Payment Date(s): The 20th of January, April, July and October in each year from (and including) January 20, 1998 to (and including) the Termination Date; subject to adjustment in accordance with the Following Business Day Convention

   Floating Rate for initial Calculation   6.14844%  per  annum  (inclusive  of
   Period:                                 Spread)

   Floating Rate Option:                   USD-LIBOR-BBA

   Spread:                                 0.375%

   Floating Rate Day Count Fraction:       Actual/360

   Designated Maturity:                    3 Months

   Reset Dates:                            The  first  day in each  Calculation
                                           Period

   Compounding:                            Not applicable
--------------------------------------------------------------------------------

FLOATING AMOUNTS (B):
--------------------------------------------------------------------------------

   Floating Rate Payer (B):                Counterparty

   Floating Rate Payer Payment Date(s): Every fourth Wednesday in each year from (and including) October 29, 1997 to (and including) January 10, 2007 and the Termination Date; subject to adjustment in accordance with the Following Business Day Convention

   Floating Rate for initial Calculation   5.48%  per  annum  (converted  to  a
   Period:                                 Money Market Yield)

   Floating Rate Option:                   USD-CP-H.15


                                           "USD-CP-H.15" means that the rate for
                                           a Reset Date will be the Money Market
                                           Yield  of  the  rate  set   forth  in
                                           H.15(519)  for  the  day  that is two
                                           Business  Days  preceding  that Reset
                                           Date opposite the Designated Maturity
                                           under   the    caption    "Commercial
                                           Paper-Nonfinancial."   If  such  rate
                                           does not  appear  in  H.15(519),  the
                                           rate  for  that  Reset  Date  will be
                                           determined  as  if  the  parties  had
                                           specified  "USD-CP-Reference Dealers"
                                           as  the   applicable   Floating  Rate
                                           Option.


                                           "USD-CP-Reference Dealers" means that
                                           the rate for a Reset Date will be the
                                           Money Market Yield of the  arithmetic
                                           mean  of  the  offered  rates  of the
                                           Reference  Dealers as of 10:00  a.m.,
                                           New York City  Time,  on the day that
                                           is two Business Days  preceding  that
                                           Reset Date for U.S. Dollar commercial
                                           paper  of  the  Designated   Maturity
                                           placed for  industrial  issuers whose
                                           bond  rating is Aa or the  equivalent
                                           from a nationally  recognized  rating
                                           agency.


                                           "Reference   Dealers"   means   four
                                           leading   dealers  of  U.S.   Dollar
                                           commercial paper in New York City.

   Spread:                                 Plus 0.0625%

   Floating Rate Day Count Fraction:       Actual/360

   Designated Maturity:                    1 Month

   Reset Dates:                            The  first  day in each  Calculation
                                           Period

   Compounding:                            Not applicable
--------------------------------------------------------------------------------

BUSINESS DAYS:                             New York and London
--------------------------------------------------------------------------------

CALCULATION AGENT:                         Barclays Bank PLC
--------------------------------------------------------------------------------

ASSIGNMENT:                                Except as expressly  provided in the
                                           Agreement,  the  Transaction may not
                                           be assigned by either  party  hereto
                                           without  the  consent  of the  other
                                           party  hereto,   and  any  purported
                                           assignment   of   the    Transaction
                                           without such consent shall be void
--------------------------------------------------------------------------------

GOVERNING LAW:                             THE     TRANSACTION     AND     THIS
                                           CONFIRMATION  WILL  BE  GOVERNED  BY
                                           AND  CONSTRUED  IN  ACCORDANCE  WITH
                                           THE  LAWS OF THE  STATE  OF NEW YORK
                                           WITHOUT  REFERENCE  TO CHOICE OF LAW
                                           DOCTRINE
--------------------------------------------------------------------------------

B.                                         ACCOUNT DETAILS
--------------------------------------------------------------------------------

Payments to Barclays:                      FEDERAL RESERVE BANK OF NEW YORK
                                           ABA: XXX-XXXX-XX
                                           A/C:  BARCLAYS BANK PLC, NEW YORK
                                           FAVOR:  BARCLAYS SWAPS & OPTIONS
                                           GROUP, NEW YORK
                                           A/C:  XXX-XXXXX-X
--------------------------------------------------------------------------------

Payments to Counterparty:                  THE CHASE MANHATTAN BANK, NY
                                           ABA: XXX-XXX-XXX
                                           FAVOR:  ALLEGHANY FUNDING
                                           CORPORATION
                                           A/C: XXX-XXXXXX
--------------------------------------------------------------------------------

C.                                         OFFICES
--------------------------------------------------------------------------------

Barclays:                                  Address for Notices:
                                           222 BROADWAY - 9TH FLOOR
                                           NEW YORK, NY 10038
                                           Telephone: (212) 412-1440
                                           Fax: (212) 412-2677
--------------------------------------------------------------------------------

Counterparty:                              Address for Notices:
                                           375 PARK AVENUE - 32ND FLOOR
                                           NEW YORK, NY 10152
                                           Telephone: (212) 752-1356
                                           Fax: (212) 759-8149
--------------------------------------------------------------------------------
Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both
(i) faxing the signed copy to Barclays, Swap Operations, Fax No. (212) 412-2677, and (ii) mailing the signed copy to Barclays Bank PLC, 222 Broadway, New York, New York 10038, Attention of Swap Operations. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction as against you. Barclays Bank PLC, New York Branch acted as agent in the Transaction.


For on behalf of                           For on behalf of
BARCLAYS BANK PLC                          ALLEGHANY FUNDING CORPORATION

/s/ Patrick Peschler                       /s/ Peter R. Sismondo
-------------------------------------      -------------------------------------
NAME: Patrick Peschler                     NAME: Peter R. Sismondo
Authorized Signatory No.: P017             Authorized Signatory
Date: October 24, 1997                     Date: Oct. 28, 1997

For on behalf of                           For on behalf of
BARCLAYS BANK PLC                          ALLEGHANY FUNDING CORPORATION

/s/ Giordine Downsgate                     /s/ David B. Cuming
-------------------------------------      -------------------------------------
NAME: Giordine Downsgate                   NAME: David B. Cuming
Authorized Signatory No.: O582             Authorized Signatory
Date:                                      Date: Oct. 28, 1997
--------------------------------------------------------------------------------

EY-JRC//X:\DATA\EFILE\114676NOCT1797.DOC

BARCLAYS BANK PLC AND ITS AFFILIATES, INCLUDING BZW SECURITIES INC., MAY SHARE WITH EACH OTHER INFORMATION, INCLUDING NON-PUBLIC CREDIT INFORMATION, CONCERNING ITS CLIENTS AND PROSPECTIVE CLIENTS. IF YOU DO NOT WANT SUCH INFORMATION TO BE SHARED, YOU MUST WRITE TO THE DIRECTOR OF COMPLIANCE, BARCLAYS BANK PLC, 222 BROADWAY, NEW YORK, NY 10038.

                                                                       EXHIBIT E
                                                                       ---------


                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT
                  ---------------------------------------------


            INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT, dated as of October 20, 1997 among The Chase Manhattan Bank, as Collateral Agent (the "Collateral Agent"), Barclays Bank PLC, the Swap Counterparty (the "Swap Counterparty") and Alleghany Funding Corporation, a Delaware corporation (the "Company") and a wholly owned subsidiary of Alleghany Corporation, a Delaware corporation (the "Parent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Company and The Chase Manhattan Bank, as trustee (the "Trustee") have entered into an Indenture dated as of October 20, 1997 (the "Indenture") pursuant to which the Company will issue its $80,000,000 Floating Rate Secured Notes Due 2007 (the "Notes");

            WHEREAS, the Company acquired from the Parent the Installment Note, dated January 7, 1987, from Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), to the Parent in the face amount of $91,535,343.54 (the "Original Installment Note") the maturity of which has been extended from January 20, 1999 to January 22, 2007 (which, subject to further conditions, may be further extended to January 22, 2010 as therein provided) pursuant to the terms of Amendment No. 2 to Installment Sales Agreement, Installment Note No. 001 and Guarantee dated October 20, 1997 by and among the Company, MLPFS and Merrill Lynch & Co., Inc. ("ML&Co.") (the "Installment Note Extension" and together with the original Installment Note, the "Installment Note"), which is entitled to the benefit of the Guarantee, dated December 8, 1986 of ML&CO. in a principal amount not to exceed $94,535,343.54 (the "Guarantee");

            WHEREAS, the Company will also enter into a Master Agreement and related Confirmation (together, the "Swap Agreement"), each dated October 20, 1997 between the Company and the Swap Counterparty pursuant to which the Company will pay certain amounts received under the Installment Note and Guarantee and receive an amount equal to the Note Interest Rate for each Interest Accrual Period under the Indenture;

            WHEREAS, under this Agreement, the Company will pledge the Installment Note, the Guarantee and the Installment Sales Agreement, dated as of December 8, 1986 by and among the Parent, MLPFS and ML&CO. to the Collateral Agent as security for the Noteholders and the Swap Counterparty PARI PASSU in accordance with the respective amounts owed by the Company to the Noteholders and the Swap Counterparty;

            WHEREAS, under the Indenture the Company will pledge the Swap Agreement to the Trustee as security for the Noteholders and in this Agreement the Swap Counterparty will consent to such pledge;

            WHEREAS, the Company, the Noteholders and the Swap Counterparty wish to appoint The Chase Manhattan Bank as Collateral Agent under this Agreement, to take certain actions relating to the Intercreditor Collateral and to distribute the proceeds of such Intercreditor Collateral and certain other monies to the Holders of the Notes and the Swap Counterparty, all as more fully described herein; and

            NOW, THEREFORE, in consideration of the premises and agreements made herein and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1 DEFINED TERMS. (a) Capitalized terms used herein and defined in the Indenture shall have the meanings therein indicated, except that the following terms shall have the following meanings:

            "Agreement" means this Intercreditor and Collateral Agency
      Agreement.

            "Final Judgment" means a judgment entered by a court having jurisdiction over the subject matter of a proceeding and the parties thereto as to which (a) no appeal or certiorari proceeding may be commenced, or (b) no appeal or certiorari proceeding has been commenced and as to which the time for filing a notice of appeal or petition for certiorari has expired.

            "Foreclosure Determination" shall have the meaning provided in Section 4.1.

            "Intercreditor Collateral" means the Installment Sales Agreement, the Installment Note and the Guarantee and all proceeds thereof and all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

            "Lien" means a lien and security interest in and to all of the Company's right, title and interest in the Intercreditor Collateral.

            "Principal Office" shall mean the principal office of the Collateral Agent, presently located at 450 West 33rd Street, 15th
      Floor, New York, New York 10001.

            "Settlement Amount" shall have the meaning ascribed to such term in the Swap Agreement.


                                   ARTICLE II

                           GRANT OF SECURITY INTEREST
                               TO COLLATERAL AGENT

            Section 2.1 GRANT OF SECURITY INTEREST. The Company hereby Grants to the Collateral Agent, for the benefit and security of the Noteholders and of the Swap Counterparty, all of its right, title and interest in and to the Intercreditor Collateral, PARI PASSU in accordance with the priorities set forth herein. Such Grants are made, however, to secure the Noteholders and the Swap Counterparty, equally and ratably without prejudice, priority or distinction, except as expressly provided herein and in accordance with the priorities set forth herein between the Holder of any Note and the Holder of any other Note or the Swap Counterparty by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Notes and to the Swap Counterparty in accordance with their terms and the terms of the Swap Agreement, respectively, and in accordance with the priorities set forth herein, (ii) the payment of all other sums payable under this Agreement and (iii) compliance with the provisions of this Agreement, all as provided in this Agreement. The Collateral Agent acknowledges such Grant and agrees to perform the duties herein to the best of its ability to the end that the interests of the Noteholders and the Swap Counterparty may be adequately and effectively protected.


                                   ARTICLE III

                                    SECURITY

            Section 3.1 PURPOSE OF AGREEMENT. This Agreement defines various relationships among the parties hereto and sets forth the duties and powers of the Collateral Agent with respect to the Intercreditor Collateral, and is made for the benefit of the Swap Counterparty and the Noteholders each to the extent provided herein to ensure the payment of the amounts owed to the Swap Counterparty under the Swap Agreement and the Noteholders under the Indenture from time to time and each of the Swap Counterparty's and the Company's due performance of and compliance with all the terms of and other obligations under the Intercreditor Collateral to which it is a party.

            Section 3.2 COLLATERAL. The Noteholders and the Swap Counterparty are entitled to the benefits of any Intercreditor Collateral held or to be held by or for the benefit of the Collateral Agent pursuant to this Agreement to the extent more fully described herein. The Company will deliver or cause to be delivered to the Collateral Agent, promptly upon the execution and delivery hereof and thereof, the executed Installment Note and Guarantee and the Assignment of the Intercreditor Collateral in the form of Exhibit A attached hereto.

                                   ARTICLE IV

                                  DISTRIBUTIONS

            Section 4.1 AUTHORIZATION. Each of the Swap Counterparty, the Company and the Noteholders by their acceptance of the Notes hereby authorizes the Collateral Agent to act as such party's exclusive agent for purposes of (i) holding the Intercreditor Collateral, (ii) enforcing the respective Liens of the Swap Counterparty and the Noteholders in the Intercreditor Collateral and (iii) exercising only such powers under this Agreement as are expressly delegated to the Collateral Agent hereunder PROVIDED, HOWEVER, that the Collateral Agent shall not foreclose or realize upon or otherwise exercise remedies with respect to the Liens of the Swap Counterparty and the Noteholders unless (A) an Event of Default has occurred and is continuing with respect to the Notes and the Collateral Agent receives a notice that the Notes have been declared due and payable under Section 5.2 of the Indenture and (B) the Trustee at the direction of a Majority of the Noteholders directs the Collateral Agent in writing to sell the Intercreditor Collateral or to foreclose or realize upon "Foreclosure Determination."

            Section 4.2 DISTRIBUTION UPON EVENT OF DEFAULT RELATED TO SWAP AGREEMENT. In the event that the Collateral Agent receives the written notice and direction referred to in Section 4.1 hereof such that a Foreclosure Determination has occurred and is continuing by reason of a Default in the payment of any amount under the Swap Agreement by the Swap Counterparty, the Collateral Agent shall not apply any proceeds realized upon the Intercreditor Collateral to the payment of any amounts owed to the Swap Counterparty under the Swap Agreement, but rather shall apply such proceeds to the payment of the amounts described in Section 4.3 except the amounts described in Section 4.3(ii)(B) hereof and shall pay the excess, if any, to the Company.

            Section 4.3 DISTRIBUTION UPON OTHER EVENT OF Default. In the event that the Collateral Agent receives the written notice and direction referred to in Section 4.1 hereof such that a Foreclosure Determination has occurred and is continuing by reason of the occurrence of an Event of Default under the Indenture other than by reason of a Default in the payment of any interest under the Swap Agreement by the Swap Counterparty and upon receipt of any proceeds of the Intercreditor Collateral, the Collateral Agent shall apply all such proceeds: (i) FIRST, to the payment of any fees, expenses, liabilities, advances or other amounts reasonably incurred by the Collateral Agent in maintaining, foreclosing, realizing upon or taking any other action with respect to the Intercreditor Collateral pursuant to the terms of this Agreement, including, without limitation, compensation to the Collateral Agent and its agents and counsel in connection therewith; (ii) SECOND, pro rata to the payment of (A) any accrued and unpaid interest on the Notes owed to the Noteholders at the applicable Note Interest Rate thereto for each Interest Accrual Period and the unpaid principal amount of the Notes then due, if any, and (B) the Settlement Amount owed to the Swap Counterparty together with interest at the rate specified in the Swap Agreement to the date of such application; and (iii) THIRD the proceeds remaining after the distribution made pursuant to (i) and (ii), if any, shall be paid by the Collateral Agent to the Company.


                                    ARTICLE V

                             COLLATERAL ACCOUNT AND
                          PAYMENTS TO SWAP COUNTERPARTY

            Section 5.1 COLLATERAL ACCOUNT. The Collateral Agent shall, prior to the Closing Date, establish a segregated trust account identified in Schedule A hereto which shall be designated as the Collateral Account identified as held in trust for the benefit of the Noteholders and the Swap Counterparty under this Agreement, into which shall be deposited before 10:00 a.m., New York City time, on any Business Day from time to time all amounts paid by (i) MLPFS and ML&Co., pursuant to the Installment Note and the Guarantee, respectively, in immediately available funds, (ii) any Person to whom the Collateral Agent transfers or sells the Installment Note and the Guarantee pursuant to a Foreclosure Determination and (iii) the Company, and from which the Collateral Agent shall from time to time withdraw all amounts payable to (w) the Swap Counterparty pursuant to the Swap Agreement, (x) the Trust Account pursuant to Section 5.2 hereof, (y) the Swap Counterparty and the Noteholders upon the occurrence of an Event of Default and a foreclosure on or sale of the Installment Note and the Guarantee in accordance with the priorities and amounts described herein and (z) the Company hereunder.

            Section  5.2  TRANSFER TO TRUST  ACCOUNT.  On the  Installment  Note
Principal Payment Date, if any, the Collateral Agent shall withdraw from the Collateral Account and transfer to the Trust Account, established by the Trustee under the Indenture, an amount equal to the amount paid by MLPFS or ML&Co. on such date in accordance with the Installment Note and the Guarantee, respectively.

            Section 5.3 PAYMENTS TO THE SWAP COUNTERPARTY. (a) Notwithstanding any other provision in this Agreement, the Collateral Agent shall on each Installment Note Interest Payment Date, (x) withdraw from the Collateral Account an amount representing the Swap Counterparty Payment Amount and disburse such amount to the Swap Counterparty and (y) withdraw all amounts in the Collateral Account in excess of the Swap Counterparty Payment Amount and disburse such amounts to the Issuer.

                  (b) If on any Installment Note Interest Payment Date, the amount available in the Collateral Account from the related four-week period is insufficient to make the full amount of the disbursements required to be made by the Collateral Agent on behalf of the Company, the Collateral Agent shall make the disbursements called for in the order and according to the priority set forth under Section 5.3(a) above to the extent funds are available therefor.

            Section 5.4 EXTENSION OF MATURITY OF INSTALLMENT NOTE. The Collateral Agent shall, upon receipt of written certification from the Company that it has deposited in the Trust Account the amount referred to in Section 11.1(a)(2)(x) of the Indenture and a written request from the Company to extend the maturity of the Installment Note in accordance with the Installment Note Extension, provide the written notice to MLPFS and ML&CO. referred to in Section 1 thereof to extend the maturity date of the Installment Note to January 22, 2010; PROVIDED, HOWEVER, that the Collateral Agent, as registered holder of the Installment Note, shall have no obligation to extend the maturity date of the Installment Note unless it has received the written certification regarding the deposit amount and the request to extend referred to in this Section.


                                   ARTICLE VI

                       ASSIGNMENT OF SWAP AGREEMENT

            Section 6.1 ASSIGNMENT OF SWAP AGREEMENT. (a) Upon the retirement of the Notes and the release of the Installment Note and the Guarantee from the lien of the Noteholders in this Agreement, the Company agrees that the pledge of the Intercreditor Collateral to the Collateral Agent for the benefit of the Swap Counterparty as security for obligations of the Company under the Swap Agreement shall survive such retirement and release and shall continue until the Swap Agreement terminates in accordance with its terms; PROVIDED, HOWEVER, that the Company may substitute for such pledge a pledge to the Collateral Agent for the benefit of the Swap Counterparty, of bills, notes and bonds issued by the Department of the Treasury of the United States of America which are backed by the full faith and credit of the United States of America ("Government Securities") with a remaining maturity of not more than six months and with an aggregate market value of not less than $2,000,000. Upon receipt of documentation satisfactory to the Swap Counterparty providing for such pledge and upon receipt of evidence satisfactory to the Swap Counterparty that such pledge grants to the Collateral Agent, for the benefit of the Swap Counterparty, a valid and perfected first priority security interest in the Government Securities and all proceeds and reinvestments thereof, the Collateral Agent shall deliver to the Company and the Swap Counterparty an instrument describing the release of the Intercreditor Collateral from the lien of the Swap Counterparty in this Agreement.

                  (b) The Company and the Swap Counterparty hereby agree, to the following:

                  (i) The Swap Counterparty consents to the provisions of the assignment of the Swap Agreement, such consent to be evidenced by the delivery of Exhibit B hereto upon the execution of this Agreement.

                  (ii) The Swap Counterparty acknowledges that the Company is assigning all of its right, title and interest in, to and under the Swap Agreement to the Trustee for the benefit of the Noteholders and the Swap Counterparty agrees that all of the representations, covenants and agreements made by the Swap Counterparty in the Swap Agreement are also for the benefit of the Trustee and the Noteholders.

                  (iii) The Swap Counterparty shall deliver to the Trustee duplicate original copies of all notices, statements, communications and instruments delivered or required to be delivered to the Company pursuant to the Swap Agreement.

                  (iv) Until such time as the Notes have been retired, neither the Company nor the Swap Counterparty will enter into any agreement amending or modifying the Swap Agreement without the prior written consent of the Majority of the Noteholders and any such amendment or modification, without such consent by the Majority of the Noteholders shall be void.

                  (v) Until such time as the Notes have been retired, neither the Company nor the Swap Counterparty will deliver any notice of termination of the Swap Agreement without the prior written consent of all the Noteholders.


                                ARTICLE VII

                      POWERS OF THE COLLATERAL AGENT

            Section 7.1 ENFORCEMENT OF SECURITY. The Swap Counterparty and the Noteholders by their acceptance of the Notes confirm that, regardless of the relative times of attachment or perfection of Liens simultaneously securing the claims of both the Swap Counterparty and the Noteholders under this Agreement and the obligations of the Company hereunder, or the order of filing of financing statements or other security documents, the Liens granted to the Collateral Agent in respect of the PARI PASSU claims of the Swap Counterparty and the Noteholders in the proceeds of the Installment Note and the Guarantee pursuant to this Agreement shall in all respects be equal and ratable to each other. So long as the Trustee at the direction of a Majority of the Noteholders so directs, the Collateral Agent may foreclose on Liens in any manner which the Trustee at the direction of a Majority of the Noteholders, in their sole discretion, choose, even though a higher price might have been realized if the Trustee at the direction of a Majority of the Noteholders had directed the Collateral Agent to foreclose on the Liens in another manner.

            Section 7.2 MARSHALLING. The Collateral Agent shall not be required to marshal any present or future security for, or guaranties of, the Intercreditor Collateral or to resort to such security or guaranties in any particular order; and all of the Collateral Agent's rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising.


                               ARTICLE VIII

                                  AGENCY

            Section 8.1 APPOINTMENT AND DUTIES. (a) The Swap Counterparty, the Company and the Noteholders by their acceptance of the Notes designate and appoint The Chase Manhattan Bank, as the Collateral Agent hereunder. Notwithstanding any provision to the contrary herein, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with the Swap Counterparty, the Company or the Noteholders, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Intercreditor Collateral or this Agreement or otherwise exist against the Collateral Agent. The Collateral Agent shall not be liable for any action taken or omitted by it as such hereunder or under any Intercreditor Collateral, or in connection herewith or therewith, unless caused by its gross negligence or willful misconduct as determined in a Final Judgment.

                  (b) The Collateral Agent will give notice to the Swap Counterparty, the Company and the Noteholders of any sale, foreclosure action or other exercise of specific remedies taken by it hereunder relating to the Installment Note and the Guarantee. Such notice shall be given prior to the taking of such action unless the Collateral Agent determines that to do so would be detrimental to the interests of the Swap Counterparty, the Company or the Noteholders, in which event such notice shall be given promptly after the taking of such action.

                  (c) The Collateral Agent shall not exercise any rights or remedies, give any consents or take any other actions under or relating to the Intercreditor Collateral or enter into any agreement amending, modifying, supplementing or waiving any provision of the Intercreditor Collateral other than the exercise of such rights and remedies, the giving of consents and the taking of actions delegated to the Collateral Agent hereunder or under the Intercreditor Collateral, unless the Swap Counterparty or a majority of the Noteholders have directed or consented to the Collateral Agent taking such action.

            Section 8.2 RIGHTS OF COLLATERAL AGENT. (a) The Collateral Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  (b)  Neither  the  Collateral  Agent nor any of its  officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any Intercreditor Collateral or this Agreement (except for its or such Person's own gross negligence or willful misconduct as determined in a Final Judgment), or (ii) responsible in any manner to the Swap Counterparty, the Company or the Noteholders for any recitals, statements, representations or warranties made by the Swap Counterparty, the Parent or the Company or any officer of any of them contained in this Agreement, any
Intercreditor Collateral or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any of the Intercreditor Collateral or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Intercreditor Collateral or the Notes or for any failure of the Company or the Swap Counterparty to perform their obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to the Swap Counterparty, the Company or the Noteholders to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any Intercreditor Collateral, or to inspect the properties, books or records of the Company or the Swap Counterparty.

                  (c) The Collateral Agent shall have no obligation whatsoever to the Swap Counterparty, the Noteholders or to any other Person to assure that the Intercreditor Collateral exists or is owned by the Company, or is cared for, protected or insured or has been encumbered or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and power granted or available to the Collateral Agent in this Agreement or in the Intercreditor Collateral.

                  (d) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action hereunder or under any Intercreditor Collateral (i) if such action would, in the opinion of the Collateral Agent (or its counsel), be contrary to law or the terms of this Agreement or any Intercreditor Collateral, (ii) if it shall not receive such instructions, advice or concurrence of such Persons as it deems necessary or appropriate or (iii) if it shall not first be indemnified to its satisfaction by the Swap Counterparty and the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any Intercreditor Collateral in accordance with a request of the Swap Counterparty, a Majority of the Noteholders or such other Persons whose approval, consent or instructions are expressly required under the terms of this Agreement or any Intercreditor Collateral, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Swap Counterparty, the Noteholders or such other Persons and their successors and assigns.

                  (e) The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral Agent has received notice from the Trustee describing such Default or Event of Default and the agreement under which it arises and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the Swap Counterparty, the Company and the Noteholders. The Collateral Agent shall take such action with respect to such Event of Default as shall be required herein pursuant to Section 4.2 or Section 4.3 hereof. No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) In determining whether it has been directed to take action or refrain from taking action by the Swap Counterparty, a Majority of the Noteholders or such other Persons whose approval or consent the Collateral Agent deems necessary or appropriate in its sole discretion, or in determining such other matters as may be necessary pursuant to the terms of this Agreement or any of the Intercreditor Collateral (including, without limitation, amounts payable pursuant to Article IV), the Collateral Agent shall be entitled to request and to rely upon certificates of the Note Registrar as to the outstanding principal amount of the Notes or from the Swap Counterparty as to the Settlement Amount due and payable under the Swap Agreement, and such other matters as the Collateral Agent shall request.

            Section 8.3 LACK OF RELIANCE ON THE AGENT. Each of the Swap Counterparty, the Company and each of the Noteholders by their purchase of the Notes expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including, without limitation, any review of the affairs of such Persons, shall be deemed to constitute any representation or warranty by the Collateral Agent to such Person. Each Noteholder, by their purchase of the Notes, and the Swap Counterparty represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other
Person, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Agreement. Each Noteholder, by their purchase of the Notes, and the Swap Counterparty also represents that it will, independently and without reliance upon the Collateral Agent or any other Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and any Intercreditor Collateral as applicable, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly required to be furnished to the Noteholders and the Swap Counterparty by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any such Person with any credit or other information concerning the business, operations, property, financial or other condition or creditworthiness of the Company which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

            Section 8.4 THE COLLATERAL AGENT IN ITS INDIVIDUAL CAPACITY. The Collateral Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with each of the Company, the Swap Counterparty and the Noteholders as though the Collateral Agent were not the Collateral Agent hereunder.

            Section 8.5 RESIGNATION OF THE COLLATERAL AGENT; APPOINTMENT OF SUCCESSOR.

                  (a) No resignation or removal of the Collateral Agent and no appointment of a successor Collateral Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Collateral Agent under Section 8.6.

                  (b) The  Collateral  Agent  may  resign  at any time by giving written notice thereof to the Company, the Swap Counterparty and the Noteholders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Collateral Agent by written instrument, in duplicate, executed by an Authorized Officer of the Company, one original copy of which shall be delivered to the Collateral Agent so resigning and one original copy to the successor Collateral Agent, together with a copy to each Noteholder, provided that such successor Collateral Agent shall be appointed only upon the written consent of the Holders of a Majority of the Notes if no successor Collateral Agent shall have been appointed and an instrument of acceptance by a successor Collateral Agent shall not have been delivered to the Collateral Agent within 30 days after the giving of such notice of resignation, the resigning Collateral Agent, or any Holder of a Note, may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

                  (c) The Collateral Agent may be removed at any time by Act of a Majority of the Noteholders delivered to the Collateral Agent, the Swap Counterparty and to the Company.

                  (d) If at any time the Collateral Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Collateral Agent or of its property shall be appointed or any public officer shall take charge or control of the Collateral Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, (i) the Company, by Issuer Order, may remove the Collateral Agent, or (ii) any Noteholder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Collateral Agent and the appointment of a successor Collateral Agent.

                  (e) If the Collateral Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Collateral Agent for any cause, the Company, by Issuer Order, shall promptly appoint a successor Collateral Agent, provided that such successor Collateral Agent shall be appointed only upon the written notice to the Noteholders, which notice states that such appointment shall be effective unless rejected by a Majority of the Noteholders within 30 days after the date of such notice and which notice is not followed by a rejection of the appointment by a Majority of the Noteholders within 30 days. If no successor Collateral Agent shall have been so appointed by the Company or the Noteholders and shall have accepted appointment in the manner hereinafter provided any Noteholder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Collateral Agent.

                  (f) The Company shall give prompt notice of each resignation and each removal of the Collateral Agent and each appointment of a successor Collateral Agent by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Collateral Agent and its Principal Office.

            Section 8.6 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to the Company, the retiring Collateral Agent and each Noteholder an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Collateral Agent shall become effective and such successor Collateral Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Collateral Agent; but, on request of the Company or the successor Collateral Agent or the Majority of the Noteholders, such retiring Collateral Agent shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Collateral Agent all the rights, powers and trusts of the retiring Collateral Agent, and shall duly assign, transfer and deliver to such successor Collateral Agent all property and money held by such retiring Collateral Agent hereunder. Upon request of any such successor Collateral Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Collateral Agent all such rights, powers and trusts.

            Upon acceptance of appointment by a successor Collateral Agent as provided in this Section, the Company shall mail notice thereof by first-class mail, postage prepaid, to the Noteholders at their last addresses appearing upon the Note Register. If the Company fails to mail such notice within ten days after acceptance of appointment by the successor Collateral Agent, the successor Collateral Agent shall cause such notice to be mailed at the expense of the Company.


                                   ARTICLE IX

                            COVENANTS OF THE COMPANY

            Section 9.1 PROTECTION OF INTERCREDITOR COLLATERAL. (a) The Company shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as may be necessary or advisable to:

                  (i) grant more effectively all or any portion of the Intercreditor Collateral;

                  (ii) maintain or preserve the lien (and the priority thereof) of this Intercreditor Agreement or to carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Intercreditor Agreement;

                  (iv) enforce any of the instruments or property included in the Intercreditor Collateral;

                  (v) preserve and defend title to the Intercreditor Collateral and the rights therein of the Trustee and Collateral Agent and the Holders of the Notes in such Intercreditor Collateral against the claims of all persons and parties; or

                  (vi) pay any and all taxes levied or assessed upon all or any part of the Intercreditor Collateral.

The Company hereby designates the Collateral Agent its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 9.1; PROVIDED, HOWEVER, that the Collateral Agent shall not be responsible for preparing, filing or recording any such instrument.

                  (b) The Collateral Agent shall not remove any portion of the Intercreditor Collateral that consists of money or is evidenced by an instrument, certificate or other writing (A) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to Section 9.2 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to
Section 3.1(11) of the Indenture, if no Opinion of Counsel has yet been delivered pursuant to Section 9.2 hereof) or (B) from the possession of the Person who held it on such date unless the Collateral Agent shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Intercreditor Agreement with respect to such property will continue to be maintained after giving effect to such action or actions.

            Section 9.2 OPINIONS AS TO INTERCREDITOR COLLATERAL. On or before February 1 in each calendar year, commencing in 2298, the Company shall furnish to the Collateral Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the
Intercreditor Collateral, this Intercreditor Agreement, any agreements supplemental thereto and any other requisite documents as is necessary to maintain the first lien and perfected security interest created by this Intercreditor Agreement with respect to the Intercreditor Collateral and reciting the details of such action or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the actions that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Intercreditor Agreement with respect to the Intercreditor Collateral until February 1 in the following calendar year.

            Section 9.3    NEGATIVE COVENANTS.  The Company will not:

                  (1) sell, transfer, exchange or otherwise dispose of, or pledge, mortgage, hypothecate or otherwise encumber (or permit such to occur or suffer such to exist), any part of the Intercreditor Collateral, except as expressly permitted by this Intercreditor Agreement;

                  (2) claim any credit on, or make any deduction from, the principal or interest payable with respect to the Notes other than amounts withheld pursuant to Section 7.1 of the Indenture, or assert any claim against any present or future Noteholder, by reason of the payment of any taxes levied or assessed upon any part of the Intercreditor Collateral; or

                  (3) (A) permit the validity or effectiveness of this Intercreditor Agreement or any Grant hereunder to be impaired, or permit the lien of this Intercreditor Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to this Intercreditor Agreement or the Notes, except as may be expressly permitted hereby or thereby, (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance (other than the lien of this Intercreditor Agreement) to be created on or extended to or otherwise arise upon or burden the Intercreditor Collateral, respectively, or any part thereof, any interest therein or the proceeds thereof or (C) take any action that would permit the lien of this Intercreditor Agreement not to constitute a valid first priority perfected security interest in the Intercreditor Collateral.


                                    ARTICLE X

                                  MISCELLANEOUS

            Section 10.1 WAIVERS, AMENDMENTS. None of the terms or provisions of this Agreement may be amended, supplemented, waived or otherwise modified except by an instrument in writing duly executed by the Collateral Agent, the Company, the Swap Counterparty and the Trustee on behalf of the Noteholders.

            Section 10.2 AGENTS OF THE PARENT OR THE COMPANY. Neither the Parent, nor any of the agents, partners, beneficiaries, officers, directors, employees, stockholders, attorneys, advisors or assigns or successors of the Parent or the Company shall be liable for any amounts payable, or performance due, under this Agreement. It is understood that the foregoing provisions of this paragraph shall not (A) prevent recourse to the Intercreditor Collateral or the sums due or to become due under any security, instrument or agreement which is part of the Intercreditor Collateral or (B) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Agreement, but the same shall continue until paid or discharged, and provided, further, that the foregoing provisions of this Section shall not limit the right of any person to name the Company as a party defendant in any action, suit or in the exercise of any other remedy under the Notes or this Agreement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such person or entity other than the Company.

            Section 10.3 PAYMENT OF EXPENSES, ETC. The Company shall: (i) pay on demand, or reimburse the Collateral Agent for, all the Collateral Agent's internal and external legal, appraisal, valuation and investigation expenses and for all other out-of-pocket costs and expenses of every type and nature (including, without limitation, the fees, expenses and disbursements of attorneys retained by the Collateral Agent and other consultants and agents) incurred by the Collateral Agent in connection with (A) the negotiation, preparation and execution of this Agreement; (B) the administration of this Agreement including consultation with attorneys in connection therewith, (C) the protection, collection or enforcement of any of the Liens granted in the Intercreditor Collateral, (D) foreclosing against the Intercreditor Collateral or exercising or enforcing any other right or remedy available by reason of an Event of Default, (E) the Collateral Agent's commencement, defense or intervention in any litigation or its filing of a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Company and related to or arising out of the transactions contemplated hereby, (F) the taking of any other action in or with respect to any suit or proceeding (bankruptcy or otherwise), (G) the protection, preservation, collection, lease, sale, taking possession of, or liquidation of any of the Intercreditor Collateral, or (H) the attempt to enforce or the enforcement of any Lien in any of the Intercreditor Collateral or any other rights under this Agreement or the Intercreditor Collateral; (ii) pay such fees as may be agreed to from time to time between the Collateral Agent and the Company and (iii) indemnify the Collateral Agent, its officers, directors, employees, representatives, attorneys and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation, litigation or other proceeding related to this Agreement, the Intercreditor Collateral, and any other agreement entered into by it in connection therewith including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding, unless, pursuant to a Final Judgment, the Collateral Agent is found to have acted with gross negligence or willful misconduct in the underlying action. To the extent that the obligations of the Company under this Section 10.3 are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            Section 10.4 TERMINATION. The respective obligations and responsibilities of the Company, the Swap Counterparty and the Collateral Agent created hereby shall terminate upon the earlier of (i) January 22, 2007 and (ii) upon the retirement of the Notes, and the satisfaction of the conditions described in Section 6.1 hereof, the close of business on the date on which the Collateral Agent delivers to the Swap Counterparty and the Company the release described therein. Notwithstanding the above, Section 8.2 shall survive the termination of this Agreement.

                  Section 10.5 NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when received by the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed to such party at its address set forth on the signature pages hereto, or at such other address as any of the parties hereto may hereafter notify the others in writing.

            Section 10.6 BINDING EFFECT. This Agreement and the obligations of the parties hereto shall be binding upon their respective successors and assigns, and shall, together with the rights and remedies of the Collateral
Agent and the other parties hereto, inure to the benefit of the Collateral Agent, the Swap Counterparty (including, without limitation, any replacement Swap Counterparty succeeding to the duties of the initial Swap Counterparty pursuant to the proviso to Section 5.1 of the Indenture), the Noteholders and their respective successors and assigns; PROVIDED, HOWEVER, that except as provided in Section 7.10 of the Indenture, notwithstanding anything in this Agreement to the contrary, the rights or duties of each of the parties hereto may not be assigned by operation of law or otherwise without the written consent of each of the other parties hereto.

            Section 10.7 SURVIVAL OF INDEMNITIES. All indemnities set forth herein including, without limitation those contained in Section 8.2 shall survive the termination of this Agreement.

            Section 10.8 HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.


            SECTION 10.9 SECTION REFERENCES. Any reference to a section or subsection is, unless otherwise indicated, a reference to a section or subsection contained in this Agreement.


            Section 10.10 COUNTERPARTS; RECEIPT OF DOCUMENTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


            Section 10.11 GOVERNING LAW; SUBMISSION TO JURISDICTION. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York. Any legal action or proceeding with respect to this Agreement or any other Intercreditor Collateral may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Company and the Swap Counterparty hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Company and the Swap Counterparty irrevocably designates CT Corporation System, located at 1633 Broadway, New York, New York 10019 the designee, appointee and agent of such Person (the "Process Agent") to receive, for and on behalf of such Person, service of process in such respective jurisdictions in any legal action or proceeding with respect to this Agreement or any other Intercreditor Collateral, and such service shall be deemed completed ten days after delivery thereof to said agent. It is understood that a copy of such process served on such Process Agent for any of the aforementioned Persons will be promptly forwarded by mail to such Person at its address set forth opposite its signature below, but the failure of such Person to receive such copy shall not affect in any way the service of such process. Each party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Person at its said address, such service to become effective ten days after such mailing. Each of the parties hereto irrevocably waives any objection, including without limitation, any objection to the laying of venue based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in the jurisdictions hereinabove referenced. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any such party in any other jurisdiction.


            Section 10.12 MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement and the agreements referred to herein set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

             IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their duly authorized officers on the day and year first above written.


                           THE CHASE MANHATTAN BANK,
                                as Collateral Agent


                                By
                                  --------------------------
                                    Title:  Vice President
                                Notice Address:

                                ----------------------------
                                New York, New York
                                                    ------


                           ALLEGHANY FUNDING CORPORATION


                                By
                                  --------------------------
                                    Title:  President
                                Notice Address:
                                375 Park Avenue
                                New York, New York  10152

                                Attn:
                                       ---------------------


                           BARCLAYS BANK PLC


                                By
                                  --------------------------
                                    Title:  President
                                Notice Address:

                                ----------------------------

                                Attn:
                                       ---------------------

                    INSTALLMENT NOTE AND GUARANTEE ASSIGNMENT


            This Agreement is made as of October 20, 1997 among Alleghany Funding Corporation (the "Company"), The Chase Manhattan Bank in its capacity as Collateral Agent (the "Collateral Agent"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS") and Merrill Lynch &
Co., Inc. ("ML&Co.").


                               W I T N E S S E T H
                               - - - - - - - - - -

            WHEREAS, the Company and Trustee have entered into an Indenture dated as of October 20, 1997 (the "Indenture") pursuant to which the Company will issue its $80,000,000 Floating Rate Secured Notes Due 2007 (the "Notes");

            WHEREAS, the Company acquired from Alleghany Corporation (the "Parent") the Installment Note, dated January 7, 1987, from MLPFS, to the Parent in the face amount of $91,535,343.54 (the "Original Installment Note") the maturity of which was extended from January 20, 1999 to January 22, 2007 (which, subject to further conditions, may be further extended to January 22, 2010 as therein provided) pursuant to the terms of Amendment No. 2 to the Installment Sales Agreement, Installment Note No. 001 and Guarantee dated as of October 20, 1997 by and among the Company, MLPFS and ML&Co. (the "Installment Note
Extension" and together with the Original Installment Note, the "Installment Note"), which is entitled to the benefit of the Guarantee, dated December 8, 1986 of ML&Co. in a principal amount not to exceed $94,535,343.54 (the "Guarantee"), and (iii) received the assignment from the Parent of the Installment Sales Agreement dated December 8, 1986 by and among Alleghany Financial Corporation (the predecessor of the Parent), MLPFS and ML&Co., as amended by the Installment Note Extension (the "Installment Sales Agreement");

            WHEREAS, the Company will also enter into an Interest Rate and Currency Exchange Agreement and related Confirmation (together, the Swap Agreement), each dated as of October 20, 1997 between the Company and the Swap Counterparty pursuant to which the Company will pay certain amounts received under the Installment Note and Guarantee and receive an amount equal to the Note Interest Rate for each Interest Accrual Period under the Indenture;

            WHEREAS,  under the  Intercreditor  and Collateral  Agency Agreement
(the "Intercreditor Agreement"), dated as of October 20, 1997 among the Collateral Agent, the Swap Counterparty and the Company, the Company will pledge the Installment Note, the Guarantee and the Installment Sales Agreement to the Collateral Agent as security for the Noteholders and the Swap Counterparty PARI PASSU in accordance with the respective amounts owed by the Company to the Noteholders and the Swap Counterparty;

            WHEREAS, under the Indenture the Company will pledge the Swap Agreement to the Trustee as security for the Noteholders and under the Intercreditor Agreement the Swap Counterparty will consent to such pledge;

            WHEREAS, the parties hereto wish to enter into this assignment agreement under which the Company will assign all its right, title and interest in and to the Installment Note, the Guarantee and the Installment Sales Agreement to the Collateral Agent for the benefit of the Noteholders and the Swap Counterparty and MLPFS and ML&Co. will consent to such assignment, all as more fully described herein; and

            NOW, THEREFORE, know by all men these presents, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

            1. The Company hereby irrevocably assigns, transfers and sets over to the Collateral Agent all of the Company's interest in and rights, benefits and remedies under the Installment Sales Agreement, the Installment Note and the Guarantee as security under and pursuant to the terms of the Intercreditor Agreement. Such assignment is given pursuant to the terms and provisions of the Installment Sales Agreement, the Installment Note and the Guarantee, and the Collateral Agent and its rights pursuant to such assignment shall be subject to the terms and provisions of the Installment Sales Agreement, the Installment Note and the Guarantee, including, without limit, the restrictions on transfers. MLPFS and ML&Co. shall in no event be obligated to make any payments or to take any actions to any extent other than those expressly stated in the Installment Sales Agreement, the Installment Note and the Guarantee.

            2. Upon the occurrence of a Foreclosure Determination (as such term is defined in the Intercreditor Agreement), the Collateral Agent, and not the Company, shall have the right to exercise the rights, benefits and remedies under the Intercreditor Agreement and the Intercreditor Collateral (as such term is defined in the Intercreditor Agreement).

            3. MLPFS hereby confirms its consent to, and agrees to honor, the assignment of the Installment Note, Guarantee and Installment Sales Agreement by the Parent to the Company, and further confirms its agreement that such assignments shall be deemed to be in compliance with all applicable requirements of the Installment Note, the Guarantee and the Installment Sales Agreement.

            4. ML&Co. hereby grants its consent to, and agrees to honor, the assignment of the Installment Note, Guarantee and Installment Sales Agreement by the Parent to the Company, and further confirms its agreement that such assignments shall be deemed to be in compliance with all applicable requirements of the Installment Note, the Guarantee and the Installment Sales Agreement.

            5. MLPFS hereby irrevocably grants its consent to, and agrees to honor, the foregoing irrevocable assignment to the Collateral Agent, and agrees that such assignment shall be deemed to be in compliance with all applicable requirements of the Installment Note, the Guarantee and the Installment Sales Agreement.

            6. ML&Co. hereby irrevocably grants its consent to, and agrees to honor, the foregoing irrevocable assignment to the Collateral Agent, and agrees that such assignment shall be deemed to be in compliance with all applicable requirements of the Installment Note, the Guarantee and the Installment Sales Agreement.

            7. For the purpose of paragraph (3) on page six of the original Installment Note only, the Parent shall be deemed to be the registered holder of the Installment Note so long as the Installment Note is owned by the Company or pledged by the Company to secure its obligations. For all other purposes under the Installment Note and the Guarantee, MLPFS and ML&Co. hereby agree to treat the Collateral Agent as the registered holder of the Installment Note and the beneficiary of the Guarantee, respectively.

            8. The Company hereby instructs MLPFS and ML&Co. and MLPFS and ML&Co. hereby agree to make all payments under the Installment Note and the Guarantee, respectively, to the Collateral Account (as such term is defined in the above-referenced Intercreditor Agreement).

            9. This Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein without regard to conflict of laws principles.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

COLLATERAL AGENT:             THE CHASE MANHATTAN BANK


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


COMPANY:                      ALLEGHANY FUNDING CORPORATION


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


MLPFS:                        MERRILL LYNCH, PIERCE, FENNER &
                                SMITH INCORPORATED


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


ML&Co.:                       MERRILL LYNCH & CO., INC.


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                        SWAP AGREEMENT ASSIGNMENT

            This Agreement is made as of October 20, 1997, among Alleghany Funding Corporation (the "Company"), The Chase Manhattan Bank in its capacity as collateral agent (the "Collateral Agent") and in its capacity as trustee (the "Trustee"), and Barclays Bank Plc (the "Swap
Counterparty").

                           W I T N E S S E T H
                           - - - - - - - - - -

            WHEREAS, the Company and Trustee have entered into an Indenture dated as of October 20, 1997 (the "Indenture"; capitalized terms used herein and not defined having the meanings assigned to such terms in the Indenture) pursuant to which the Company will issue its $80,000,000 Floating Rate Secured Notes Due 2007 (the "Notes");

            WHEREAS, the Company acquired from Alleghany Corporation (the "Parent") the Installment Note, dated January 7, 1987, from Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), to the Parent in the face amount of $91,535,343.54 (the "Original Installment Note") the maturity of which was extended from January 20, 1999 to January 22, 2007 (which, subject to further conditions, may be further extended to January 22, 2010 as therein provided) pursuant to the terms of Amendment No. 2 to the Installment Sales Agreement, Installment Note No. 001 and Guarantee dated as of October 20, 1997 by and among the Company, MLPFS and Merrill Lynch & Co., Inc. ("ML&Co.") (the "Installment Note Extension" and together with the Original Installment Note, the "Installment Note"), which is entitled to the benefit of the Guarantee, dated December 8, 1986 of ML&Co. in a principal amount not to exceed $94,535,343.54 (the "Guarantee");

            WHEREAS, the Company will also enter into an Interest Rate and Currency Exchange Agreement and related Confirmation (together, the "Swap Agreement"), each dated as of October 20, 1997 between the Company and the Swap Counterparty pursuant to which the Company will pay an amount equal to certain amounts received under the Installment Note and Guarantee and receive an amount equal to the Note Interest Rate for each Interest Accrual Period under the Indenture;

            WHEREAS,  under the  Intercreditor  and Collateral  Agency Agreement
(the "Intercreditor Agreement"), dated as of October 20, 1997 among the Collateral Agent, the Swap Counterparty and the Company, the Company will pledge the Installment Note and the Installment Sales Agreement (the "Installment Sales Agreement"), dated as of December 8, 1986 by and among the Parent, MLPFS and ML&Co. to the Collateral Agent as security for the Noteholders and the Swap Counterparty PARI PASSU in accordance with the respective amounts owed by the Company to the Noteholders and the Swap Counterparty;

            WHEREAS, under the Indenture the Company will pledge the Swap Agreement to the Trustee as security for the Noteholders and under the Intercreditor Agreement the Swap Counterparty will consent to such pledge;

            WHEREAS, the parties hereto wish to enter into this assignment agreement under which the Company will assign all its right, title and interest in and to the Swap Agreement to the Trustee for the benefit of the Noteholders and the Swap Counterparty will consent to such assignment;

            NOW, THEREFORE, know by all men these presents, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

            1. The Company hereby irrevocably assigns, transfers and sets over to the Trustee all of the Company's estate, right, title and interest in, to and under the Swap Agreement as security under, and pursuant to the terms of, the Indenture; provided, however, that so long as no Event of Default has occurred and is continuing, the Trustee hereby grants the Issuer a license to exercise any of such rights under the Swap Agreement without notice to or the consent of the Trustee or the Noteholders, except that, until such time as the Notes have been retired, neither the Company nor the Swap Counterparty shall (i) enter into any agreement amending or modifying the Swap Agreement without the prior written consent of a majority of the Noteholders or (ii) deliver any notice of termination of the Swap Agreement without the prior written consent of all the Noteholders.

            2. Upon the occurrence of an Event of Default under the Indenture, the Trustee, and not the Company, shall have the right to exercise the rights, benefits and remedies under the Swap Agreement.

            3. The Swap Counterparty hereby irrevocably grants its consent to the foregoing irrevocable assignment to the Trustee.

            4. The Company hereby instructs the Swap Counterparty and the Swap Counterparty hereby agrees to make all payments under the Swap Agreement to the Trust Account (as such term is defined in the above-referenced Indenture).

            5. This Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein without regard to conflict of laws principles.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

COMPANY:                      ALLEGHANY FUNDING CORPORATION


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


SWAP COUNTERPARTY:            BARCLAYS BANK PLC


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------


TRUSTEE:                      THE CHASE MANHATTAN BANK


                              By:
                                 ------------------------------
                              Name:
                                   ----------------------------
                              Title:
                                    ---------------------------

                      SCHEDULE A - LIBOR CALCULATION
                      -------- - - ----- -----------

      "LIBOR" means the rate as determined by the Trustee as Calculation Agent in respect of an Interest Accrual Period which will be determined on the basis of the offered rate for deposits in U.S. dollars for a three month period which rate appears on the Telerate Page 3750 (as defined below) as of 11:00 am.,
London time, on the Interest Determination Date. If no rate appears on the Telerate Page 3750, LIBOR for such Interest Determination Date will be determined as follows: the Calculation Agent shall request the principal London offices of each of four major Reference Banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with a quotation of the rate at which three-month deposits in U.S. Dollars, commencing on the second London Business Day immediately following such Interest Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time. If at least two such quotations are not provided, Interest for such Interest Determination Date will be the arithmetic mean of the rates quoted as of approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. Dollars to leading European banks, having a three-month maturity commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR for such Interest Determination Date will be the LIBOR determined with respect to the immediately preceding Interest Determination Date, or in the case of the first Interest Determination Date, LIBOR for the Initial Quarterly period.

            The Calculation Agent will communicate or furnish to each Noteholder in writing as soon as practicable following each Interest Determination Date:
(1) the calculation of LIBOR for the next following  Interest Accrual Period and
(2) the calculation of the amount of interest payable on the Payment Date falling at the end of the immediately following Interest Accrual Period.

                     SCHEDULE B - ELIGIBLE INVESTMENTS

            Any investment that, at the time of its inclusion in the Trust Estate or the Intercreditor Collateral, is one or more of the following obligations or securities:

                  (a) direct obligations of, and obligations fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America (including, but not limited to, bills, notes and bonds issued by the Department of the Treasury of the United States of America), the obligations of which are backed by the full faith and credit of the United States of America; and

                  (b) repurchase obligations with respect to (i) any security described in clause (a) above or (ii) any other security issued or guaranteed by an agency or instrumentality of the United States of America, (including but not limited to, bills, notes and bonds issued by the Department of Treasury of the United States of America), in either case entered into with a depository institution or trust company (acting as principal) incorporated under the laws of the United States of America (including the Trustee) or any state thereof and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have a credit rating of "A-1" or better by Standard & Poor's or "P-1" or better by Moody's, in the case of commercial paper, or "A" or better, in the case of debt obligations, by Standard & Poor's and Moody's.

      SCHEDULE C - Identification of Trust
        Account




No.: XXXXXXX

Designation:  Intercreditor Trust Account 1997

Location:     The Chase Manhattan Bank
              450 West 22rd Street, 15th Floor
              New York, New York  10001